UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2011

Structured Domestic Equity Funds
Balanced
Structured Large Cap Growth
Structured Large Cap Value
Structured Small Cap Equity
Structured Small Cap Growth
Structured Small Cap Value
Structured U.S. Equity

Goldman Sachs Structured Domestic Equity Funds

■	BALANCED

■	STRUCTURED LARGE CAP GROWTH

■	STRUCTURED LARGE CAP VALUE

■	STRUCTURED SMALL CAP EQUITY

■	STRUCTURED SMALL CAP GROWTH

■	STRUCTURED SMALL CAP VALUE

■	STRUCTURED U.S. EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Balanced Fund	6

Portfolio Management Discussion and Performance Summaries — Balanced Fund	7

Investment Process — Structured Domestic Equity Funds	16

Portfolio Management Discussion and Performance Summaries — Structured Domestic Equity Funds	18

Schedules of Investments	54

Financial Statements	94

Financial Highlights	102

Notes to Financial Statements	116

Report of Independent Registered Public Accounting Firm	143

Other Information	144

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Balanced Fund invests in equity investments considered to have capital appreciation and/or dividend-paying ability and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund’s balanced objective seeks to reduce the volatility associated with investing in a single market. There is no guarantee however, that market cycles will move in opposition to one another or that a balanced investment program will successfully reduce volatility.

The Goldman Sachs Structured Large Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured Large Cap Value Fund invests primarily in a diversified portfolio of equity investments in large-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured Small Cap Equity Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

The Goldman Sachs Structured Small Cap Growth Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “growth”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured Small Cap Value Fund invests primarily in a broadly diversified portfolio of equity investments in small-capitalization U.S. issuers, including foreign issuers that are traded in the U.S. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of small- and mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative” and “value”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

The Goldman Sachs Structured U.S. Equity Fund invests primarily in a diversified portfolio of equity investments in U.S. issuers, including foreign issuers traded in the United States. The Fund’s equity investments will be subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/ or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders.

MARKET REVIEW

Goldman Sachs Structured Domestic Equity Funds

Market Review

U.S. stock and bond markets were resilient in the face of new risks during the 12-month period ended October 31, 2011 (the “Reporting Period”). At the same time, however, the Reporting Period was characterized by dramatic ups and downs as views shifted on the state of the European sovereign debt crisis and the U.S. and global economies.

The first months of the Reporting Period generally reflected bullish investor sentiment on a global economic recovery. In the U.S., job creation and the housing market remained weak, but the recovery started to broaden beyond the corporate sector with a pickup in consumer demand. Positive economic data releases included robust U.S. retail sales figures and strong increases in purchasing and manufacturing surveys. Monetary and fiscal stimulus also contributed to the more confident outlook as the Federal Reserve (the “Fed”) began buying U.S. Treasuries through its second quantitative easing program and Congress and the Obama Administration agreed to extend tax cuts into 2011. In anticipation of growing demand from a recovery in the global economy, oil prices climbed above $90 per barrel, a high for the 2010 calendar year and a level not seen since late 2008. The trend continued into the beginning of 2011, with oil prices, measured by the Brent Crude Index, reaching almost $120 per barrel by March on supply disruption fears stemming from escalating unrest across the Middle East and North Africa region. U.S. markets benefited as investors shifted assets to the financial markets of developed economies amid concerns about high inflation and geopolitical unrest in many emerging market countries.

Despite some mixed economic data in March and April, the performance of the U.S. equity markets and riskier fixed income asset classes continued to reflect optimism during the second calendar quarter. While corporate earnings reports were generally strong, a number of companies cautioned that the global economic outlook was still unclear. Furthermore, in a historic move, Standard & Poor’s Ratings downgraded its outlook for U.S. sovereign debt from “stable” to “negative,” citing concerns regarding the lack of a credible deficit reduction plan. Brent crude oil prices peaked at $126 per barrel in April and then began to recede on concerns that demand might be slowing.

Heightened concerns over the global economy and Europe’s sovereign debt crisis dominated performance during a volatile third calendar quarter. In August, following weeks of a political standoff over the U.S. raising its debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt from AAA, sending a shock through the financial markets. Near the end of September, the financial markets were further shaken by the Fed’s announcement of a new program, dubbed “Operation Twist,” implemented on the grounds of general weakness in the labor market and lackluster consumer spending growth. Through Operation Twist, the Fed planned to extend the maturity of its Treasury security holdings with the goal of lowering longer-term interest rates and thereby spurring spending and investment. In the third quarter of 2011, the U.S. economy grew at a 2.5% annual rate, supported by better-than-expected consumer spending and business investment spending. Many companies reported good earnings results.

In October, U.S. equities rallied back forcefully, largely on optimism that European leaders would work out a solution to the sovereign debt crisis and on improving prospects for the global economy. The policy negotiations weighed heavily on the fixed income markets although there was some relief at the end of the month as European leaders agreed to 1) have private sector Greek bondholders accept a 50% write-down; 2) further shore up European banks’

MARKET REVIEW

capital; and 3) expand the scope of the European Financial Stability Facility (EFSF). (The EFSF was created by the euro-area member states following the decisions taken on May 9, 2010. The EFSF’s mandate is to safeguard financial stability in Europe by providing financial assistance to euro-area member states.) On October 31, however, Greek Prime Minister George Papandreou shocked other European leaders and the financial markets by calling for a popular referendum on the debt plan proposal, which could threaten the agreement.

Throughout the Reporting Period, the Fed kept the targeted federal funds rate at a historic low of 0% to 0.25%, where it has stood since December 2008. Although some regional Fed presidents have called for an increase, the Fed continued to reiterate in official policy statements its bias toward an extended period of low interest rates.

Equity Markets

The stock market rose during the Reporting Period. Large-cap stocks outperformed small-cap stocks, primarily in the energy sector. The S&P® 500 Index, a measure of large-cap stocks, returned 8.09%, while the Russell 2000® Index, which measures the small-cap universe, rose 6.71%. Across the capitalization spectrum, growth-oriented stocks outperformed value-oriented stocks. The Russell 1000® Growth Index, representing large-cap growth stocks, gained 9.92% during the Reporting Period, outperforming the Russell 1000® Value Index, representing large-cap value stocks, which was up 6.16%.

Fixed Income Markets

Robust investor demand supported the prices of riskier fixed income assets during the Reporting Period, although strong rallies were interrupted by bouts of risk aversion. Renewed confidence in the economic recovery during the final months of 2010 drove longer maturity Treasury yields sharply higher. By early February, the yield on the 10-year Treasury note, which began the Reporting Period at 2.60%, had climbed to 3.74%. The yield curve (or spectrum of maturities) steepened, with the difference in yields between two- and 30-year Treasuries widening to record levels on speculation that inflation could accelerate. As geopolitical concerns mounted and economic data softened during the second quarter of 2011, investors sought out perceived safe havens such as U.S. Treasuries. Longer-term yields fell, and by late June the yield on the 10-year Treasury note had dropped below 3%. The 10-year Treasury note yield declined further during the third calendar quarter to 1.92% as the safe haven trade continued and riskier asset classes weakened. Despite some downward pressure in October after the Fed’s announcement of “Operation Twist,” the yield on the 10-year Treasury note increased slightly, ending the Reporting Period at 2.11%.

Looking Ahead

Equity Markets

In our opinion, cheaper stocks should continue to outpace more expensive stocks. We expect stocks with good momentum to outperform those with poor momentum. We plan to focus on seeking profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. As such, we anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

MARKET REVIEW

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals, and improve our trading execution as we seek to provide the most value to our shareholders.

Fixed Income Markets

Weak economic data prompted downward revisions to economic forecasts during the third calendar quarter, but looking ahead we believe policy developments will likely be the more dominant influence on the global economic outlook. At the end of October, the primary risk to growth in our view remained the turmoil in the Eurozone, where policymakers are working to reach consensus on how to address the severe debt and fiscal problems in the peripheries and to prevent further contagion across global risk markets. Though we believe economic growth will continue, albeit at a slow pace, across the largest developed economies, we see risk of a potentially sharp downturn if Europe’s sovereign debt crisis escalates. In the near term, we do not anticipate a resolution sufficient to restore either investor confidence or market stability, and thus we expect market volatility to continue in the months ahead within the financial markets.

At the end of the Reporting Period, U.S. policy was caught between two conflicting objectives — narrowing the deficit and stimulating weak economic growth. Clearly, the resolution of the policy debate has major implications for the U.S. economic outlook. Sentiment and growth forecasts had deteriorated since mid-2011 with the July/August budget impasse and debt ceiling gridlock underscoring the political challenge in rectifying the U.S.’ economic problems, including unemployment and widening deficits. These issues were clearly overshadowing economic fundamentals, which, in our view, were less dire than market conditions suggested. Purchasing manager indices and industrial output indicators pointed to continued, though modest, expansion. Corporate balance sheets were strong and well positioned, in our view, for increased capital expenditure. In 2012, we expect the U.S. economy to continue growing slowly at a rate of approximately 1.5%.

From an investment perspective, we believe external macro-level factors were outweighing more positive fundamentals in the fixed income markets at the end of the Reporting Period. In our view, the strongest balance sheets were to be found in two key risk asset classes — the corporate sector and the emerging markets debt sector. Risk-averse trade had taken yields in these sectors to what we considered very attractive levels, and absent the uncertain macro environment, we believe that investors were being well compensated for the underlying risks.

Meanwhile, U.S. monetary policy continues to anchor short-dated U.S. Treasury yields near historic lows, and we see the potential for further declines in U.S. Treasury yields if the sovereign debt situation in Europe or the U.S. economy deteriorates. That said, we believe the very low yields at the longer end of the U.S. Treasury yield curve, or spectrum of maturities, reflect rather pessimistic growth expectations driven to extremes by central bank policy. We see a risk of these longer-dated U.S. Treasury yields rising substantially on any reversal of these factors.

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs’
Balanced Fund Investment Process?

The Balanced Fund invests in a diversified investment portfolio through an asset allocation process of strategically selecting different asset classes — such as stocks and bonds. The Fund then adjusts its holdings over time. Goldman Sachs’ approach to asset allocation combines our global presence, market knowledge and risk management expertise.

The Goldman Sachs Balanced Fund provides exposure to the wealth-building opportunities of stocks and the regular income potential of bonds.

Fully invested, well-diversified portfolio that:

■	Maintains style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offers broad access to a clearly defined equity universe.

■	Aims to generate equity income that is consistent and repeatable.

In quantitative investing, we have a systematic and disciplined approach to investing. We have developed our own process-specific daily risk model that evaluates risk for more than 10,000 U.S. stocks daily. Our portfolio construction process uses this model in its attempt to manage and allocate portfolio risk.

In fixed income investing, we believe that a total return investment philosophy provides the most complete picture of performance. We emphasize fundamental credit expertise. Our group scrutinizes factors that could impact a bond’s performance over time — similar to the evaluation of company stocks. Additionally, we identify, monitor and measure a fund’s risk profile.

The Fund’s portfolio comprises the ideas of two experienced Goldman Sachs investment groups:

Global Quantitative Investment Strategies Group: A group of investment professionals with over 17 years of investment experience and a strong commitment to quantitative research.

Global Fixed Income Group: Broad, deep capabilities across global fixed income markets, with a total return investment philosophy.

PORTFOLIO RESULTS

Goldman Sachs Balanced Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team and the Goldman Sachs Fixed Income Investment Management Team discuss the Goldman Sachs Balanced Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and IR Shares generated average annual total returns, without sales charges, of 6.95%, 6.16%, 6.13%, 7.33% and 7.09%, respectively. These returns compare to the 8.09%, 5.00% and 7.58% average annual total returns of the Fund’s benchmarks, the S&P® 500 Index (with dividends reinvested), the Barclays Capital U.S. Aggregate Bond Index (with dividends reinvested), and the blended index, comprised of 60% S&P 500 Index (with dividends reinvested) and 40% Barclays Capital U.S. Aggregate Bond Index (with dividends reinvested), during the same period.

Q	How did the Fund’s asset allocation affect performance?

A	In keeping with our investment approach, we split the Fund’s assets between equity and fixed income securities, targeting 60% equities and 40% fixed income. Because of the equity market’s comparatively strong performance during the Reporting Period, the Fund benefited from its larger allocation to stocks. At the beginning of the Reporting Period, the Fund was invested 61% in equities and 39% in fixed income. We shifted to 59% in equities and 41% in fixed income during the middle of the Reporting Period and moved back to 61% in equities and 39% in fixed income by the end of the Reporting Period.

Q	Did equity sector allocation overall help or hurt the Fund’s performance?

A	In investing the equity portion of the Fund’s portfolio, we invest in higher dividend-paying names within industries and sectors, rather than making industry or sector bets. Consequently, its industry and sector weights are similar to those of its equity benchmark, the S&P 500 Index, and they do not usually have a meaningful impact on relative performance.

Q	What key factors had the greatest impact on the Fund’s equity portfolio results during the Reporting Period?

A	In our stock selection process, we use a unique, proprietary risk model that tracks and manages risk in the portfolio. We also integrate tax considerations into our investment decisions.

Importantly, we generally favor stocks offering a high dividend yield. We believe the Fund’s bias towards higher dividend-paying stocks was generally helpful during the Reporting Period as many of these stocks performed well. At the end of the Reporting Period, the dividend yield of the equity portion of the Fund was 3.25%, which was higher than the 2.18% dividend yield of the S&P 500 Index.

Q	Among individual holdings, which stocks contributed most to the Fund’s returns?

A	During the Reporting Period, the Fund benefited from overweighted positions in beverage manufacturer Coca-Cola, technology and software maker Apple and health insurance company UnitedHealth Group.

Q	What individual stocks detracted from the Fund’s results during the Reporting Period?

A	The Fund’s relative performance was hampered by overweighted positions in Armstrong World Industries, a manufacturer of flooring, ceilings and cabinets; Interactive Brokers Group, an online discount brokerage firm; and Xerox, a document management company.

Q	Which fixed income market sectors most significantly affected the Fund’s performance?

A	In the fixed income portion of the Fund’s portfolio, exposure to non-agency residential mortgage-backed securities (RMBS) detracted from relative returns. An overweighted allocation to corporate bonds also dampened results. As mentioned in the Market Review, spread, or non-Treasury, sectors weakened late in the Reporting Period amid increased global risks and investor preference for safer asset classes.

PORTFOLIO RESULTS

On the positive side, individual issue selection enhanced relative performance. The Fund benefited from its holdings in the investment grade corporate bond sector, especially from a bias toward lower quality investment grade credits and high yield corporate bonds. Investments in collateralized mortgage obligations (CMOs) and pass-through mortgage securities also enhanced relative performance. In addition, issue selection among U.S. government and agency securities, specifically Treasury Inflation-Protected Securities (TIPS) and 10-year Treasuries, added to relative returns. (Pass-through mortgage securities consist of a pool of residential mortgage loans, where homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.)

Q	How did the Fund’s duration and yield curve positioning strategies affect performance during the Reporting Period?

A	Within the fixed income portfolio, the Fund’s duration and yield curve positioning strategies detracted from relative performance during the Reporting Period. Duration is a measure of the Fund’s sensitivity to changes in interest rates. Yield curve indicates the spectrum of maturities within a particular sector. The Fund’s longer U.S. duration positioning relative to the Barclays Capital U.S. Aggregate Bond Index hampered relative results during the fourth quarter of 2010 as longer-term U.S. Treasury yields, which had been in a declining trend, reversed direction. The yield on the 10-year U.S. Treasury note increased 68 basis points (0.68%) during the fourth calendar quarter. (A basis point is 1/100th of a percentage point.) During March 2011, the Fund’s underweighted positioning in the five- and seven- year portions of the U.S. Treasury yield curve detracted from performance as global bond yields fell in response to heightened global growth concerns. The political upheaval across the Middle East and North Africa drove oil prices higher, and Japan’s devastating earthquake, tsunami and nuclear disasters raised concern about a disruption in the global supply chain. In mid-March, as the risks to global growth increased, we partially reduced the Fund’s underweighted positioning in these segments of the U.S. Treasury yield curve. During July, the Fund’s underweighted positioning in the two-year portion of the U.S. Treasury yield curve detracted from results as yields fell sharply amid high volatility, weaker economic growth expectations, concern about the stability of European peripheral nations and weakness in the equity markets.

Q	What changes did you make to the Fund’s fixed income weightings during the Reporting Period?

A	During the Reporting Period, we increased the fixed income portfolio’s overweight in corporate bonds, favoring U.S. financials over their European counterparts. We also increased the portfolio’s overweight in asset-backed securities (ABS), particularly in FFELP (“Federal Family Education Loan Program”) student loans. We maintained the portfolio’s overweighted position in non-agency adjustable rate mortgages (ARMS).

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	In the equity portion of the Fund, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts. In the fixed income portfolio, the Fund engaged in forward foreign currency exchange contracts to hedge currency exposure; U.S. Treasury futures and Eurodollar futures to hedge interest rate exposure and to facilitate specific duration and yield curve strategies; credit default swaps to implement specific credit-related investment strategies and hedge corporate spread duration (or the price sensitivity of a corporate bond to a 100 basis point change in its spread over LIBOR, or London interbank offered rates, i.e. floating interest rates widely used as reference rates in bank, corporate and government lending agreements); interest rate swaps to hedge interest rate exposure and express an outright term structure view; and swaptions (or, options on interest rate swap contracts) to hedge and express an outright term structure view. (Term structure, most often depicted as a yield curve, refers to the term structure of interest rates, which is the relationship between the yield to maturity and the time to maturity for pure discount bonds. The term structure of interest rates is important because monetary policy affects short-term interest rates, but investment depends on long- term interest rates. Theories about the term structure of interest rates thus become theories about the connection between monetary policy and investment.)

PORTFOLIO RESULTS

Q	What is the Team’s equity strategy for the months ahead?

A	The Goldman Sachs Quantitative Investment Strategies Equity Team manages the equity portion of the Fund’s portfolio. The Team seeks to provide investors with a broad diversified exposure to the U.S. large-cap equity market. It does not make size or sector bets. Rather, it favors stocks with higher dividends within each industry. Its portfolio construction process integrates tax considerations into its investment decisions. The group uses a unique, proprietary risk model in its stock selection process. It believes this risk model can be beneficial as it identifies, tracks and manages risk in the portfolio.

The equity portion of the Fund continues to be broadly diversified. At the end of the Reporting Period, its industry and sector weights were similar to that of the S&P 500 Index. However, the Fund was modestly overweight industrials, telecommunication services, utilities and materials relative to the S&P 500 Index. It was modestly underweight the consumer discretionary, health care, consumer staples, information technology, energy and financials sectors compared to the S&P 500 Index. We intend to maintain our focus on stocks with high dividend yields. Because interest rates are low, we expect investors will continue to find these stocks desirable.

Q	What is the Fund’s tactical view and strategy for the fixed income markets looking ahead?

A	Within the fixed income portfolio as of the end of the Reporting Period, we were targeting a longer duration position along the U.S. fixed income yield curve relative to the Barclays Capital U.S. Aggregate Bond Index. We held a longer-term positive view on riskier fixed income assets over U.S. Treasuries. In the near term, as mentioned in the Looking Ahead, conflicting forces are likely to drive the fixed income markets. At the end of the Reporting Period, Europe’s sovereign debt crisis was acting as a constraint on risk appetite, while U.S. economic news data and corporate earnings reports remained broadly supportive of riskier fixed income assets.

At the end of the Reporting Period, the fixed income portfolio was neutrally weighted compared to the Barclays Capital U.S. Aggregate Bond Index in agency mortgage-backed securities overall with a preference for lower coupon securities. It was underweight premium pass-through mortgage securities. In our opinion, the pricing of these securities at the end of the Reporting Period did not reflect growing prepayment risk should refinancing activity increase, possibly with the help of further housing policy initiatives. Also, the portfolio was overweight non-agency mortgage-backed securities because we believe that improved technical and fundamental factors should continue to support attractive pricing among these securities. We were constructive on student loan asset-backed securities (ABS) backed by the Federal Family Education Loan Program relative to other ABS sectors, such as credit cards and autos. We favored covered bonds (that is, debt securities backed by cash flows from mortgage or public sector loans) but were cautious regarding the near term because of the European sovereign debt crisis and its potential effect on overall market liquidity. We were neutral on commercial mortgage-backed securities (CMBS) as a result of our cautious outlook for U.S. economic growth.

In investment grade credit, we were targeting a modestly overweight position though we expect relatively high volatility through the beginning of 2012. In our opinion, credit spreads at the end of the Reporting Period were generally wider than we might have expected given default expectations, economic growth and both the performance and volatility of the equity markets. Furthermore, credit fundamentals were strong and improving in many sectors. Because companies are generally carrying a relatively lower than average amount of debt, we expect an increase in mergers, acquisitions and share buybacks in the coming months. We had a neutral view on the banking industry. The fragility of certain peripheral Eurozone nations has affected some European bank funding. We are also concerned about risks related to U.S. banks’ mortgage exposures, the potential effects of contagion from Europe and the risk of a further slowdown in the macroeconomic picture. On the other hand, while regulatory risk remains a concern, we believe changes to the regulatory framework for banks — including the Dodd-Frank legislation in the U.S. and Basel III globally — will be beneficial for financial companies in the long run. (Basel III is a global regulatory standard relating to banks’ capital adequacy and liquidity.) At the same time, we favor bonds lower in the capital structure because we believe defensive bonds offer limited return potential.

PORTFOLIO RESULTS

At the end of the Reporting Period, the fixed income portfolio maintained a small position in high yield corporate bonds, which are not represented in the Barclays Capital U.S. Aggregate Bond Index. Although valuations were compelling in the context of low expected defaults, our outlook was tempered by the uncertain economic conditions and the ongoing debt challenges of European peripheral nations. We had reduced the Fund’s holdings of high yield corporate bonds rated CCC in favor of high yield corporate bonds rated BB. We had also reduced exposure to Europe and added more defensive exposure in sectors such as energy, health care, telecommunications and transportation. Going forward, we plan to continue decreasing the fixed income portion of the Fund’s exposure to economically-sensitive credits.

Within emerging markets debt, we favored Colombian and Indonesian bonds at the end of the Reporting Period. Colombia’s advantages include decreasing debt levels and strong capital inflows, while Indonesia is benefiting from continued growth in Asia and improving fundamentals. We also had a positive view on inflation-linked local Brazilian debt and believed that rates are very high even after adjusting for risk. We continued to believe that emerging markets debt can better withstand shocks to the global financial system than in years past, thanks in part to reserve accumulation and improved external debt positions. In our opinion, greater policy autonomy has also played a key role, as credible monetary policy has helped to moderate inflation and fiscal consolidation has reduced public sector debt burdens. At the end of the Reporting Period, stand-alone valuations in emerging markets debt reflected these fundamental improvements to some extent, but we believe increasing recognition of emerging markets debt as a mature fixed income sector should lead to more strategic investment allocations, consequently boosting valuations. We also believe that supply and demand factors are likely to remain positive for emerging markets debt at least for the foreseeable future.

FUND BASICS

Balanced Fund
as of October 31, 2011

PERFORMANCE REVIEW

		S&P 500 60%/		Barclay’s Capital
November 1, 2010–	Fund Total Return	Barclay’s Capital		U.S. Aggregate
October 31, 2011	(based on NAV)[1]	Aggregate (40%) Index	S&P 500[2]	Bond Index[3]

Class A	6.95%	7.58%	8.09%	5.00%
Class B	6.16	7.58	8.09	5.00
Class C	6.13	7.58	8.09	5.00
Institutional	7.33	7.58	8.09	5.00
Class IR	7.09	7.58	8.09	5.00

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]	The Barclay’s Capital U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage- backed and asset-backed securities. The Index figures do not reflect any deductions for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 9/30/11	One Year	5 Years	10 Years	Since Inception	Inception Date

Class A	-2.68%	1.42%	3.69%	5.84%	10/12/94
Class B	-2.84	1.40	3.65	4.56	5/1/96
Class C	1.23	1.82	3.51	2.53	8/15/97
Institutional	3.39	2.98	4.80	3.78	8/15/97
Class IR	3.16	N/A	N/A	7.72	8/31/10

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.05%	1.40%
Class B	1.80	2.15
Class C	1.80	2.15
Institutional	0.65	1.00
Class IR	0.80	1.15

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN EQUITY HOLDINGS AS OF 10/31/11[6]

	% of Net
Holding	Assets	Line of Business

Apple, Inc.	2.1%	Computers & Peripherals
Exxon Mobil Corp.	1.8	Oil, Gas & Consumable Fuels
General Electric Co.	1.6	Industrial Conglomerates
Chevron Corp.	1.6	Oil, Gas & Consumable Fuels
Intel Corp.	1.4	Semiconductors & Semiconductor Equipment
The Procter & Gamble Co.	1.4	Household Products
Pfizer, Inc.	1.4	Pharmaceuticals
Merck & Co., Inc.	1.2	Pharmaceuticals
ConocoPhillips	1.1	Oil, Gas & Consumable Fuels
Microsoft Corp.	1.1	Software

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK[7]

As of October 31, 2011

[7]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of Fund’s Equity investments (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.9% of the Fund’s net assets as of October 31, 2011. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

FUND’S FIXED INCOME COMPOSITION[8]

As of October 31, 2011

[8]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[9]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[10]	“Government Guarantee Obligations” are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program or a foreign government guarantee program and are backed by the full faith and credit of the United States or the government of a foreign country. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012 and the expiration date of a foreign country guarantee is the maturity date of the debt.

GOLDMAN SACHS BALANCED FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on November 1, 2001 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index (“S&P 500 Index”), and the Barclays Capital Aggregate U.S. Bond Index (“BCAB Index”), are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Balanced Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2001 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced October 12, 1994)
Excluding sales charges	6.95%	3.41%	4.71%	6.55%
Including sales charges	1.06%	2.25%	4.12%	6.19%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	6.16%	2.64%	4.08%	4.96%
Including contingent deferred sales charges	1.08%	2.23%	4.08%	4.96%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	6.13%	2.64%	3.93%	2.96%
Including contingent deferred sales charges	5.11%	2.64%	3.93%	2.96%

Institutional (Commenced August 15, 1997)	7.33%	3.82%	5.23%	4.21%

Class IR (Commenced August 31, 2010)	7.09%	N/A	N/A	13.03%

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

What Differentiates Goldman Sachs’
Domestic Structured Funds Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), Structured Equity combines traditional fundamental analysis with sophisticated quantitative modeling. Our approach is not unlike that of a more traditional active manager: we look at fundamental investment themes that have been effective historically in forecasting excess returns of stocks. However, where we differ from traditional managers is that we seek to rigorously test every potential research theme or signal to verify whether they have shown consistent predictive ability across a wide variety of stocks in different time periods and under different market conditions.

■	Comprehensive — We calculate expected excess returns for more than 10,000 stocks on a daily basis.

■	Rigorous — We evaluate stocks based on fundamental investment criteria that have outperformed historically.

■	Objective — Our stock selection process is free from the emotion that may lead to biased investment decisions.

■	Our computer optimization process allocates risk to our best investment ideas and constructs funds that strive to neutralize systematic risks and deliver better returns.

■	We use a unique, proprietary risk model that is designed to be more precise, more focused and faster to respond because it seeks to identify, track and manage risk specific to our process, using daily data.

Fully invested, well-diversified portfolio that seeks to:

■	Maintain style, sector, risk and capitalization characteristics similar to the benchmark.

■	Offer broad access to a clearly defined equity universe.

■	Generate excess returns that are positive, consistent and repeatable.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Enhancements Made to Proprietary Quantitative Model During the Reporting Period

We continuously look for ways to improve our investment process. Accordingly, we introduced two enhancements to our proprietary quantitative model, specifically our stock selection model and process, during the Reporting Period. First, we made an improvement to our quantitative portfolio construction methodology that we believe can enable us to tailor trading to reflect the diverse spectrum of factor speeds. In our opinion, the selection of appropriate implementation speeds for each factor can potentially improve portfolio performance. The enhancement was made to improve exposure to virtually all factors. Second, we enhanced the diversification of our factor set by adding new factors across our investment themes. These factors tend to overweight stocks with three general features: strong and stable growth prospects; lower risk of financial distress, which are also inexpensive; and attractive buyout opportunities. We believe these enhancements will add value to our process over different parts of an economic cycle and will also allow us to incorporate tactical elements across and within sectors over time.

PORTFOLIO RESULTS

Goldman Sachs Structured Large Cap Growth Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Large Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 10.38%, 9.61%, 9.63%, 10.83%, 10.23%, 10.66% and 10.06%, respectively. These returns compare to the 9.92% average annual total return of the Fund’s benchmark, the Russell 1000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Among our investment themes, Profitability contributed to relative performance. Our Profitability theme assesses whether a company is earning more than its cost of capital. Momentum and Sentiment also added value. Momentum predicts drift in stock prices caused by under-reaction to company-specific information, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Valuation was our weakest-performing theme. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Our Quality theme also detracted. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. In addition, Management hampered results, though to a lesser extent. The Management theme assesses the characteristics, policies and strategic decisions of company management.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did the Fund’s stock positions help or hurt its relative performance during the reporting period?

A	During the Reporting Period, the Fund’s stock positions added to its relative returns. In managing the Fund, we seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock selection in the consumer discretionary, health care and energy sectors contributed positively to the Fund’s relative performance. The Fund benefited from overweighted positions in tobacco company Lorillard, consulting firm Accenture and oil refiner Valero Energy. We assumed the overweighted positions in Lorillard and Accenture because of our positive views on Profitability and Quality. The Fund was overweight Valero Energy as a result of our positive views on Profitability and Valuation.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock picking in the information technology, materials and industrials sectors hurt the Fund’s relative returns. Specifically, the Fund was hampered by underweighted positions in technology and software maker Apple and technology and consulting corporation International Business Machines (IBM). An overweighted position in computer and peripherals manufacturer Hewlett-Packard also detracted. We adopted the underweight to Apple because of our negative views on Quality and Valuation. The Fund’s underweight in IBM was the result of our negative views on Momentum and Sentiment. Our positive views on Momentum and Management led us to overweight Hewlett-Packard.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, consumer staples, utilities and health care sectors relative to the Index. The Fund was underweight materials, industrials, telecommunication services and consumer discretionary. Compared to the Index, it was relatively neutral to the financials and energy sectors at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Growth Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
November 1, 2010–October 31, 2011	(based on NAV)[1]	Growth Index[2]

Class A	10.38%	9.92%
Class B	9.61	9.92
Class C	9.63	9.92
Institutional	10.83	9.92
Service	10.23	9.92
Class IR	10.66	9.92
Class R	10.06	9.92

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Growth Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.70%	-3.91%	0.60%	1.46%	5/1/97
Class B	-1.81	-3.98	0.53	1.43	5/1/97
Class C	2.22	-3.59	0.39	-0.06	8/15/97
Institutional	4.50	-2.43	1.58	2.26	5/1/97
Service	3.93	-2.93	1.09	1.76	5/1/97
Class IR	4.27	N/A	N/A	-5.20	11/30/07
Class R	3.76	N/A	N/A	-5.64	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.16%
Class B	1.70	1.91
Class C	1.70	1.91
Institutional	0.55	0.76
Service	1.05	1.26
Class IR	0.70	0.91
Class R	1.20	1.41

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

Holding	% of Net Assets	Line of Business

Apple, Inc.	5.7%	Computers & Peripherals
Microsoft Corp.	4.9	Software
Lorillard, Inc.	3.4	Tobacco
Oracle Corp.	3.3	Software
Philip Morris International, Inc.	3.0	Tobacco
Accenture PLC Class A	2.9	IT Services
Exxon Mobil Corp.	2.8	Oil, Gas & Consumable Fuels
Google, Inc. Class A	2.7	Internet Software & Services
Valero Energy Corp.	2.4	Oil, Gas & Consumable Fuels
ConocoPhillips	2.3	Oil, Gas & Consumable Fuels

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 1.0% of the Fund’s net assets as of October 31, 2011. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on November 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Large Cap Growth Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2001 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1997)
Excluding sales charges	10.38%	-1.15%	1.87%	2.64%
Including sales charges	4.32%	-2.26%	1.30%	2.24%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	9.61%	-1.93%	1.24%	2.20%
Including contingent deferred sales charges	4.58%	-2.33%	1.24%	2.20%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	9.63%	-1.92%	1.10%	0.72%
Including contingent deferred sales charges	8.62%	-1.92%	1.10%	0.72%

Institutional Class (Commenced May 1, 1997)	10.83%	-0.76%	2.28%	3.04%

Service Class (Commenced May 1, 1997)	10.23%	-1.25%	1.78%	2.53%

Class IR (Commenced November 30, 2007)	10.66%	N/A	N/A	-2.33%

Class R (Commenced November 30, 2007)	10.06%	N/A	N/A	-2.81%

PORTFOLIO RESULTS

Goldman Sachs Structured Large Cap Value Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Large Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 9.15%, 8.25%, 8.30%, 9.61%, 9.02%, 9.48% and 8.96%, respectively. These returns compare to the 6.16% average annual total return of the Fund’s benchmark, the Russell 1000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, the Fund outperformed the Index during the Reporting Period. Our Sentiment theme contributed the most to relative returns. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Profitability and Management also added to results versus the Index. The Profitability theme assesses whether a company is earning more than its cost of capital, while Management assesses the characteristics, policies and strategic decisions of company management.

Our Quality theme detracted the most from relative performance. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Valuation also dampened results. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. The impact of our Momentum theme, which predicts drift in stock prices caused by under-reaction to company-specific information, was relatively neutral during the Reporting Period.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did the Fund’s stock positions help or hurt its relative performance during the reporting period?

A	During the Reporting Period, the Fund’s stock positions added to its relative returns. In managing the Fund, we seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Investments in the financials, consumer staples and consumer discretionary sectors added to the Fund’s relative results. The Fund benefited from overweighted positions in real estate investment trust (REIT) Simon Property Group, tobacco company Lorillard and oil refiner Valero Energy. Our positive views on Profitability and Valuation led to the Fund’s overweighted positions in Simon Property Group and Valero Energy. We chose to overweight Lorillard because of our positive views on Quality and Profitability.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Stock picks in the materials, industrials and telecommunication services sectors dampened the Fund’s relative returns. Overweighted positions in SEI Investments, CF Industries Holdings and Newmont Mining detracted. We adopted the overweight to asset manager SEI Investments because of our positive views on Momentum and Sentiment. The Fund’s overweight in CF Industries, an agricultural fertilizer manufacturer, was the result of our positive views on Momentum and Sentiment. We overweighted gold producer Newmont Mining because of our positive views on Momentum and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy, consumer staples and information technology sectors relative to the Index. The Fund was underweight the materials, telecommunication services, industrials, utilities and financials sectors. It was relatively neutral compared to the Index in the consumer discretionary and health care sectors at the end of the Reporting Period.

FUND BASICS

Structured Large Cap Value Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–October 31, 2011	(based on NAV)[1]	Russell 1000 Value Index[2]

Class A	9.15%	6.16%
Class B	8.25	6.16
Class C	8.30	6.16
Institutional	9.61	6.16
Service	9.02	6.16
Class IR	9.48	6.16
Class R	8.96	6.16

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 1000 Value Index is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	5 Years	10 Years	Since Inception	Inception Date

Class A	-4.81%	-6.69%	1.32%	1.06%	12/31/98
Class B	-4.89	-6.70	1.28	1.03	12/31/98
Class C	-0.96	-6.32	1.14	0.75	12/31/98
Institutional	1.20	-5.24	2.31	1.90	12/31/98
Service	0.69	-5.71	1.81	1.41	12/31/98
Class IR	1.06	N/A	N/A	-7.65	11/30/07
Class R	0.58	N/A	N/A	-8.08	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.94%	1.10%
Class B	1.69	1.85
Class C	1.69	1.85
Institutional	0.54	0.70
Service	1.04	1.20
Class IR	0.69	0.85
Class R	1.19	1.35

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

	% of Net
Holding	Assets	Line of Business

Berkshire Hathaway, Inc. Class B	3.5%	Insurance
AT&T, Inc.	3.5	Diversified Telecommunication Services
Lorillard, Inc.	3.4	Tobacco
ConocoPhillips	3.4	Oil, Gas & Consumable Fuels
Pfizer, Inc.	3.4	Pharmaceuticals
Valero Energy Corp.	2.9	Oil, Gas & Consumable Fuels
Simon Property Group, Inc.	2.8	Real Estate Investment Trusts
Chevron Corp.	2.7	Oil, Gas & Consumable Fuels
Duke Energy Corp.	2.6	Electric Utilities
Eli Lilly & Co.	2.4	Pharmaceuticals

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets at October 31, 2011. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on November 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Large Cap Value Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2001 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 31, 1998)
Excluding sales charges	9.15%	-4.05%	3.10%	2.36%
Including sales charges	3.16%	-5.13%	2.51%	1.91%

Class B (Commenced December 31, 1998)
Excluding contingent deferred sales charges	8.25%	-4.77%	2.47%	1.88%
Including contingent deferred sales charges	3.22%	-5.16%	2.47%	1.88%

Class C (Commenced December 31, 1998)
Excluding contingent deferred sales charges	8.30%	-4.78%	2.33%	1.59%
Including contingent deferred sales charges	7.30%	-4.78%	2.33%	1.59%

Institutional Class (Commenced December 31, 1998)	9.61%	-3.67%	3.51%	2.76%

Service Class (Commenced December 31, 1998)	9.02%	-4.14%	3.00%	2.26%

Class IR (Commenced November 30, 2007)	9.48%	N/A	N/A	-4.88%

Class R (Commenced November 30, 2007)	8.96%	N/A	N/A	-5.32%

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 11.05%, 10.10%, 10.14%, 11.49%, 10.84%, 11.32% and 10.78%, respectively. These returns compare to the 6.71% average annual total return of the Fund’s benchmark, the Russell 2000® Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, the Fund outperformed the Index during the Reporting Period. Our Profitability theme, which assesses whether a company is earning more than its cost of capital, contributed the most to relative returns. The Management theme also enhanced results. The Management theme assesses the characteristics, policies and strategic decisions of company management. Quality and Sentiment added value, though to a lesser extent. Quality evaluates whether the company’s earnings are coming from more persistent, cash- based sources, as opposed to accruals. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

Momentum and Valuation detracted from relative results. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information, while Valuation captures potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did the Fund’s stock positions help or hurt its relative performance during the reporting period?

A	During the Reporting Period, the Fund’s stock positions added to its relative returns. In managing the Fund, we seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock picks in the consumer discretionary, energy and financials sectors contributed most positively to the Fund’s relative performance. The Fund benefited from overweighted positions in petroleum company Tesoro, oil refiner Western Refining and drug maker Questcor Pharmaceuticals. We chose to overweight all three stocks because of our positive views on Profitability and Sentiment.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Investments in the industrials, materials and telecommunication services sectors hampered the Fund’s relative results. Detracting were overweighted positions in Nabi Biopharmaceuticals, a biotechnology company; Lionbridge Technologies, a provider of language, development and testing services for technology applications; and Allegiant Travel, a leisure travel company. The Fund was overweight Nabi Biopharmaceuticals because of our positive views on Profitability and Sentiment. We overweighted Lionbridge Technologies as a result of our positive views on Momentum, while our positive views on Management led to the overweight in Allegiant Travel.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer staples, information technology, telecommunication services, consumer discretionary and energy sectors relative to the Index. It was underweight the financials, health care, utilities, materials and industrials sectors compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–October 31, 2011	(based on NAV)[1]	Russell 2000 Index[2]

Class A	11.05%	6.71%
Class B	10.10	6.71
Class C	10.14	6.71
Institutional	11.49	6.71
Service	10.84	6.71
Class IR	11.32	6.71
Class R	10.78	6.71

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000 Index. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-4.34%	-4.35%	4.23%	3.25%	8/15/97
Class B	-4.57	-4.38	4.19	3.22	8/15/97
Class C	-0.62	-4.01	4.04	2.90	8/15/97
Institutional	1.56	-2.90	5.23	4.06	8/15/97
Service	1.03	-3.39	4.72	3.55	8/15/97
Class IR	1.53	N/A	N/A	-1.92	11/30/07
Class R	0.90	N/A	N/A	-2.39	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.39%
Class B	2.00	2.14
Class C	2.00	2.14
Institutional	0.85	0.99
Service	1.35	1.49
Class IR	1.00	1.14
Class R	1.50	1.64

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

Holding	% of Net Assets	Line of Business

Rayonier, Inc.	3.2%	Real Estate Investment Trusts
MicroStrategy, Inc. Class A	2.2	Software
Papa John’s International, Inc.	2.1	Hotels, Restaurants & Leisure
Tesoro Corp.	1.8	Oil, Gas & Consumable Fuels
Manhattan Associates, Inc.	1.8	Software
Lancaster Colony Corp.	1.6	Food Products
Kelly Services, Inc. Class A	1.6	Professional Services
Lattice Semiconductor Corp.	1.6	Semiconductors & Semiconductor Equipment
Western Refining, Inc.	1.6	Oil, Gas & Consumable Fuels
International Bancshares Corp.	1.6	Commercial Banks

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 5.6% of the Fund’s net assets at October 31, 2011. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on November 1, 2001 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2001 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced August 15, 1997)
Excluding sales charges	11.05%	-1.27%	5.82%	4.76%
Including sales charges	4.90%	-2.39%	5.22%	4.34%

Class B (Commenced August 15, 1997)
Excluding contingent deferred sales charges	10.10%	-2.02%	5.18%	4.31%
Including contingent deferred sales charges	5.10%	-2.41%	5.18%	4.31%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	10.14%	-2.01%	5.02%	3.99%
Including contingent deferred sales charges	9.14%	-2.01%	5.02%	3.99%

Institutional Class (Commenced August 15, 1997)	11.49%	-0.88%	6.23%	5.17%

Service Class (Commenced August 15, 1997)	10.84%	-1.40%	5.70%	4.65%

Class IR (Commenced November 30, 2007)	11.32%	N/A	N/A	2.02%

Class R (Commenced November 30, 2007)	10.78%	N/A	N/A	1.55%

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Growth Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Growth Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 14.76%, 13.95%, 13.90%, 15.26%, 15.12% and 14.46%, respectively. These returns compare to the 9.84% average annual total return of the Fund’s benchmark, the Russell 2000® Growth Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use the model’s six investment themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, the Fund outperformed the Index during the Reporting Period. Profitability, which assesses whether a company is earning more than its cost of capital, was our best-performing theme. Momentum and Management also contributed positively to relative returns. The Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information, while Management assesses the characteristics, policies and strategic decisions of company management.

Sentiment, Valuation and Quality detracted from relative performance. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did the Fund’s stock positions help or hurt its relative performance during the reporting period?

A	During the Reporting Period, the Fund’s stock positions added to its relative returns. In managing the Fund, we seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Security selection in the consumer discretionary, health care and energy sectors added to the Fund’s relative results. The Fund benefited from overweighted positions in Polaris Industries, a manufacturer of snowmobiles, ATV and neighborhood electric vehicles; Ulta Salon Cosmetics and Fragrance, a beauty products retailer; and Cubist Pharmaceuticals, a biopharmaceutical company. We chose to overweight Polaris Industries and Cubist Pharmaceuticals because of our positive views on Profitability and Quality. The Fund was overweight Ulta Salon Cosmetics and Fragrance as a result of our positive views on Profitability and Sentiment.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Holdings in the materials, telecommunication services and industrials sectors detracted from the Fund’s performance versus the Index. The Fund was hampered by overweighted positions in Allegiant Travel, a leisure travel company; Kraton Performance Polymers, a producer of engineered polymers; and Masimo, a manufacturer of non-invasive patient monitoring technologies. The overweight to Allegiant Travel was assumed because of our positive views on Management and Sentiment, while our positive views on Management and Momentum led us to overweight Kraton Performance Polymers. We adopted the overweight to Masimo because of our positive views on Management and Profitability.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the energy and consumer staples sectors relative to the Index. The Fund was underweight the financials, industrials, materials and health care sectors. Compared to the Index, the Fund was relatively neutral in telecommunication services, consumer discretionary utilities and information technology at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Growth Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–October 31, 2011	(based on NAV)[1]	Russell 2000 Growth Index[2]

Class A	14.76%	9.84%
Class B	13.95	9.84
Class C	13.90	9.84
Institutional	15.26	9.84
Class IR	15.12	9.84
Class R	14.46	9.84

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Growth Index measures the performance of the small-cap growth stocks of the U.S. equity universe. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Since Inception	Inception Date

Class A	-2.39%	-4.95%	6/25/07
Class B	-2.54	-4.86	6/25/07
Class C	1.50	-4.40	6/25/07
Institutional	3.70	-3.28	6/25/07
Class IR	3.54	-1.44	11/30/07
Class R	3.01	-1.95	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class IR and R shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	2.09%
Class B	2.00	2.84
Class C	2.00	2.84
Institutional	0.85	1.69
Class IR	1.00	1.84
Class R	1.50	2.34

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

Holding	% of Net Assets	Line of Business

Lancaster Colony Corp.	2.2%	Food Products
Cubist Pharmaceuticals, Inc.	2.1	Biotechnology
Tesoro Corp.	1.6	Oil, Gas & Consumable Fuels
MicroStrategy, Inc. Class A	1.5	Software
W&T Offshore, Inc.	1.4	Oil, Gas & Consumable Fuels
Western Refining, Inc.	1.3	Oil, Gas & Consumable Fuels
Lattice Semiconductor Corp.	1.2	Semiconductors & Semiconductor Equipment
Align Technology, Inc.	1.2	Health Care Equipment & Supplies
The Ultimate Software Group, Inc.	1.1	Software
Masimo Corp.	1.1	Health Care Equipment & Supplies

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 5.1% of the Fund’s net assets at October 31, 2011. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investment.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Growth Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Growth Fund’s Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007, through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	14.76%	0.13%
Including sales charges	8.43%	-1.16%

Class B (Commenced June 25, 2007)
Excluding contingent deferred sales charges	13.95%	-0.61%
Including contingent deferred sales charges	8.95%	-1.07%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	13.90%	-0.62%
Including contingent deferred sales charges	12.90%	-0.62%

Institutional Class (Commenced June 25, 2007)	15.26%	0.54%

Class IR (Commenced November 30, 2007)	15.12%	2.87%

Class R (Commenced November 30, 2007)	14.46%	2.32%

PORTFOLIO RESULTS

Goldman Sachs Structured Small Cap Value Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Small Cap Value Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 10.03%, 9.19%, 9.21%, 10.46%, 10.29% and 9.71%, respectively. These returns compare to the 3.54% average annual total return of the Fund’s benchmark, the Russell 2000® Value Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, the Fund outperformed the Index during the Reporting Period. Profitability, which assesses whether a company is earning more than its cost of capital, was our best-performing theme. Sentiment also contributed positively to relative returns. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries. Management and Quality added value, though to a lesser extent. Our Management theme assesses the characteristics, policies and strategic decisions of company management, while Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Momentum and Valuation detracted from relative performance. Our Momentum theme predicts drift in stock prices caused by under-reaction to company-specific information. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did the Fund’s stock positions help or hurt its relative performance during the reporting period?

A	During the Reporting Period, the Fund’s stock positions added to its relative returns. In managing the Fund, we seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Stock picks in the energy, financials and consumer discretionary sectors enhanced the Fund’s performance versus the Index. Specifically, the Fund benefited from its overweighted positions in oil refiner Western Refining, petroleum company Tesoro and oil and gas exploration company W&T Offshore. The overweighted positions in Western Refining and Tesoro were the result of our positive views on Profitability and Sentiment. The Fund was overweight W&T Offshore because of our positive views on Momentum and Quality.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Investments in the materials and health care sectors hampered the Fund’s relative returns. The Fund was overweight engineered polymers producer Kraton Performance Polymers; leisure travel company Allegiant Travel; and pulp and paper manufacturer Clearwater Paper. We assumed the overweight to Kraton Performance Polymers because of our positive views on Management and Momentum, while the overweight to Allegiant Travel was the result of our positive views on Management and Sentiment. Our positive views on Profitability and Quality led us to overweight Clearwater Paper.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the consumer staples, energy and consumer discretionary sectors relative to the Index. It was underweight the financials, industrials, utilities and materials sectors. The Fund was relatively neutral compared to the Index in health care, information technology and telecommunication services at the end of the Reporting Period.

FUND BASICS

Structured Small Cap Value Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–October 31, 2011	(based on NAV)[1]	Russell 2000 Value Index[2]

Class A	10.03%	3.54%
Class B	9.19	3.54
Class C	9.21	3.54
Institutional	10.46	3.54
Class IR	10.29	3.54
Class R	9.71	3.54

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Since Inception	Inception Date

Class A	-5.47%	-6.92%	6/25/07
Class B	-5.67	-6.67	6/25/07
Class C	-1.70	-6.41	6/25/07
Institutional	0.46	-5.27	6/25/07
Class IR	0.32	-2.02	11/30/07
Class R	-0.20	-2.43	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and IR shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.55%
Class B	2.00	2.30
Class C	2.00	2.30
Institutional	0.85	1.15
Class IR	1.00	1.30
Class R	1.50	1.80

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

Holding	% of Net Assets	Line of Business

Southwest Gas Corp.	2.1%	Gas Utilities
International Bancshares Corp.	1.7	Commercial Banks
Tesoro Corp.	1.6	Oil, Gas & Consumable Fuels
Equity Lifestyle Properties, Inc.	1.5	Real Estate Investment Trusts
PNM Resources, Inc.	1.5	Electric Utilities
Portland General Electric Co.	1.3	Electric Utilities
Potlatch Corp.	1.3	Real Estate Investment Trusts
Rayonier, Inc.	1.2	Real Estate Investment Trusts
Group 1 Automotive, Inc.	1.2	Specialty Retail
Lattice Semiconductor Corp.	1.2	Semiconductors & Semiconductor Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 4.7% of the Fund’s net assets at October 31, 2011. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured Small Cap Value Fund’s Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	10.03%	-2.34%
Including sales charges	3.99%	-3.60%

Class B (Commenced June 25, 2007)
Excluding contingent deferred sales charges	9.19%	-3.01%
Including contingent deferred sales charges	4.18%	-3.31%

Class C (Commenced June 25, 2007)
Excluding contingent deferred sales charges	9.21%	-3.10%
Including contingent deferred sales charges	8.20%	-3.10%

Institutional Class (Commenced June 25, 2007)	10.46%	-1.92%

Class IR (Commenced November 30, 2007)	10.29%	1.76%

Class R (Commenced November 30, 2007)	9.71%	1.33%

PORTFOLIO RESULTS

Goldman Sachs Structured U.S. Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured U.S. Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2011 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 9.83%, 9.05%, 9.00%, 10.20%, 9.74%, 10.09% and 9.53%, respectively. These returns compare to the 8.09% average annual total return of the Fund’s benchmark, the S&P® 500 Index (with dividends reinvested) (the “Index”), during the same period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by our different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. Of course, diversification does not protect an investor from market risk nor does it ensure a profit.

Overall, the Fund outperformed the Index during the Reporting Period. Our best-performing theme was Profitability. Our Profitability theme assesses whether a company is earning more than its cost of capital. Sentiment and Momentum also enhanced relative returns. Sentiment reflects selected investment views and decisions of individuals and financial intermediaries, while Momentum predicts drift in stock prices caused by under-reaction to company-specific information.

Valuation detracted from relative performance. Our Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Quality also dampened Fund results versus the Index. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals. Our Management theme, which assesses the characteristics, policies and strategic decisions of company management, had a relatively neutral effect on the Fund’s relative results.

Q	How did the Fund’s sector allocations affect relative performance?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. Changes in its sector weights generally do not have a meaningful impact on relative performance.

Q	Did the Fund’s stock positions help or hurt its relative performance during the reporting period?

A	During the Reporting Period, the Fund’s stock positions added to its relative returns. In managing the Fund, we seek to outpace the Index by overweighting stocks we expect to outperform and underweighting those we think may lag. We also build positions based on our thematic views. For example, the Fund aims to hold a basket of stocks with better Momentum characteristics than the benchmark.

Q	Which stock positions contributed the most to the Fund’s relative returns during the Reporting Period?

A	Our security selection in the financials, energy and health care sectors added to the Fund’s relative results. The Fund benefited from overweighted positions in tobacco company Lorillard, consulting firm Accenture and real estate investment trust (REIT) Simon Property Group. We adopted the overweighted positions in Lorillard and Accenture because of our positive views on Profitability and Quality. Our positive views on Profitability and Valuation led to the Fund’s overweight in Simon Property Group.

PORTFOLIO RESULTS

Q	Which individual positions detracted from the Fund’s results during the Reporting Period?

A	Our security selection within the information technology, industrials and materials sectors dampened relative performance. Detracting were underweighted positions in technology and software maker Apple and technology and consulting corporation International Business Machines (IBM). The Fund was underweight Apple because of our negative views on Quality and Valuation. It was underweight IBM as a result of our negative views on Momentum and Sentiment. The Fund was also hampered by an overweighted position in agricultural fertilizer manufacturer CF Industries. We adopted the overweighted position in CF Industries because of our positive views on Momentum and Sentiment.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used financial futures contracts to equitize the Fund’s cash holdings. In other words, we put the Fund’s cash holdings to work by using them as collateral for the purchase of financial futures contracts.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was overweight the information technology, health care, energy and utilities sectors relative to the Index. The Fund was underweight materials, financials, industrials, consumer discretionary, telecommunication services and consumer staples compared to the Index at the end of the Reporting Period.

FUND BASICS

Structured U.S. Equity Fund
as of October 31, 2011

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2010–October 31, 2011	(based on NAV)[1]	S&P 500 Index[2]

Class A	9.83%	8.09%
Class B	9.05	8.09
Class C	9.00	8.09
Institutional	10.20	8.09
Service	9.74	8.09
Class IR	10.09	8.09
Class R	9.53	8.09

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 9/30/11	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-2.41%	-4.73%	1.40%	6.15%	5/24/91
Class B	-2.51	-4.76	1.34	4.04	5/1/96
Class C	1.45	-4.37	1.21	1.54	8/15/97
Institutional	3.62	-3.28	2.37	6.05	6/15/95
Service	3.14	-3.74	1.87	4.19	6/07/96
Class IR	3.50	N/A	N/A	-5.88	11/30/07
Class R	2.99	N/A	N/A	-6.32	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

These returns represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.95%	1.18%
Class B	1.70	1.93
Class C	1.70	1.93
Institutional	0.55	0.78
Service	1.05	1.28
Class IR	0.70	0.93
Class R	1.20	1.43

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2012, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/11[5]

Holding	% of Net Assets	Line of Business

Microsoft Corp.	3.6%	Software
Lorillard, Inc.	3.5	Tobacco
Apple, Inc.	3.3	Computers & Peripherals
ConocoPhillips	3.2	Oil, Gas & Consumable Fuels
Valero Energy Corp.	2.8	Oil, Gas & Consumable Fuels
Eli Lilly & Co.	2.7	Pharmaceuticals
Pfizer, Inc.	2.7	Pharmaceuticals
Berkshire Hathaway, Inc. Class B	2.2	Insurance
AT&T, Inc.	2.2	Diversified Telecommunication Services
Oracle Corp.	2.2	Software

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]

As of October 31, 2011

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets as of October 31, 2011. Short-term investments represent repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Performance Summary
October 31, 2011

The following graph shows the value, as of October 31, 2011, of a $10,000 investment made on November 1, 2001 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Structured U.S. Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2001 through October 31, 2011.

Average Annual Total Return through October 31, 2011	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 24, 1991)
Excluding sales charges	9.83%	-2.21%	2.87%	6.96%
Including sales charges	3.79%	-3.30%	2.29%	6.66%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	9.05%	-2.94%	2.25%	4.72%
Including contingent deferred sales charges	4.02%	-3.33%	2.25%	4.72%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	9.00%	-2.93%	2.11%	2.28%
Including contingent deferred sales charges	7.99%	-2.93%	2.11%	2.28%

Institutional Class (Commenced June 15, 1995)	10.20%	-1.83%	3.28%	6.70%

Service Class (Commenced June 7, 1996)	9.74%	-2.30%	2.78%	4.87%

Class IR (Commenced November 30, 2007)	10.09%	N/A	N/A	-3.20%

Class R (Commenced November 30, 2007)	9.53%	N/A	N/A	-3.67%

GOLDMAN SACHS BALANCED FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 58.8%
Aerospace & Defense – 1.3%
18,800	Raytheon Co.	$830,772
8,400	United Technologies Corp.	655,032

		1,485,804

Air Freight & Logistics – 0.5%
8,600	United Parcel Service, Inc. Class B	604,064

Auto Components – 0.5%
17,500	Johnson Controls, Inc.	576,275

Beverages – 0.9%
10,900	PepsiCo, Inc.	686,155
4,800	The Coca-Cola Co.	327,936

		1,014,091

Biotechnology* – 0.1%
1,500	Celgene Corp.	97,245

Building Products – 0.2%
20,600	Masco Corp.	197,760

Capital Markets – 1.1%
14,600	Bank of New York Mellon Corp.	310,688
2,400	BlackRock, Inc.	378,696
20,800	Federated Investors, Inc. Class B(a)	406,432
4,400	Morgan Stanley	77,616
3,100	Waddell & Reed Financial, Inc. Class A	85,963

		1,259,395

Chemicals – 1.3%
300	CF Industries Holdings, Inc.	48,681
9,200	E.I. du Pont de Nemours and Co.	442,244
2,500	Huntsman Corp.	29,350
1,900	Kronos Worldwide, Inc.	42,161
2,800	RPM International, Inc.	62,916
30,900	The Dow Chemical Co.	861,492

		1,486,844

Commercial Banks – 1.5%
6,100	PNC Financial Services Group, Inc.	327,631
14,200	U.S. Bancorp	363,378
46,764	Valley National Bancorp(a)	561,168
18,600	Wells Fargo & Co.	481,926

		1,734,103

Commercial Services & Supplies – 0.9%
16,500	Pitney Bowes, Inc.	336,270
42,100	R.R. Donnelley & Sons Co.	686,230

		1,022,500

Communications Equipment – 0.9%
31,800	Cisco Systems, Inc.	589,254
1,200	F5 Networks, Inc.*	124,740
3,400	JDS Uniphase Corp.*	40,800
1,700	Motorola Mobility Holdings, Inc.*	66,096
5,400	QUALCOMM, Inc.	278,640

		1,099,530

Computers & Peripherals – 2.8%
6,100	Apple, Inc.*(b)	2,469,158
2,600	Dell, Inc.*	41,106
14,600	Hewlett-Packard Co.	388,506
22,700	Seagate Technology PLC	366,605

		3,265,375

Consumer Finance – 0.4%
3,000	American Express Co.	151,860
8,500	Capital One Financial Corp.	388,110

		539,970

Distributors – 0.1%
1,900	Genuine Parts Co.	109,117

Diversified Consumer Services – 0.2%
13,800	H&R Block, Inc.	211,002

Diversified Financial Services – 1.8%
74,500	Bank of America Corp.	508,835
21,831	Citigroup, Inc.	689,641
8,700	JPMorgan Chase & Co.	302,412
1,200	Moody’s Corp.	42,588
23,100	NYSE Euronext	613,767

		2,157,243

Diversified Telecommunication Services – 2.4%
39,750	AT&T, Inc.	1,165,073
100,200	Frontier Communications Corp.	627,252
20,300	Verizon Communications, Inc.	750,694
18,800	Windstream Corp.	228,796

		2,771,815

Electric Utilities – 2.0%
5,200	American Electric Power Co., Inc.	204,256
15,400	Duke Energy Corp.	314,468
8,900	Exelon Corp.	395,071
12,100	FirstEnergy Corp.	544,016
4,100	NextEra Energy, Inc.	231,240
4,400	PPL Corp.	129,228
11,300	Southern Co.	488,160

		2,306,439

Electrical Equipment – 0.5%
9,100	Emerson Electric Co.	437,892
1,700	Rockwell Automation, Inc.	115,005

		552,897

Electronic Equipment, Instruments & Components – 0.7%
13,300	Molex, Inc.(a)	328,377
24,100	Molex, Inc. Class A	491,640

		820,017

Energy Equipment & Services – 0.9%
6,800	Baker Hughes, Inc.	394,332
17,500	Halliburton Co.	653,800

		1,048,132

54          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value

Common Stocks – (continued)

Food & Staples Retailing – 0.7%
17,100	Sysco Corp.	$474,012
6,781	Wal-Mart Stores, Inc.	384,619

		858,631

Food Products – 1.1%
9,300	ConAgra Foods, Inc.	235,569
3,300	General Mills, Inc.	127,149
24,800	Kraft Foods, Inc. Class A	872,464
2,600	Sara Lee Corp.	46,280

		1,281,462

Health Care Equipment & Supplies – 1.4%
12,900	Baxter International, Inc.	709,242
200	Intuitive Surgical, Inc.*	86,772
23,300	Medtronic, Inc.	809,442

		1,605,456

Health Care Providers & Services – 0.6%
1,600	Aetna, Inc.	63,616
5,800	Cardinal Health, Inc.	256,766
5,600	WellPoint, Inc.	385,840

		706,222

Hotels, Restaurants & Leisure – 0.4%
8,400	Carnival Corp.	295,764
1,300	Darden Restaurants, Inc.	62,244
3,100	Starbucks Corp.	131,254

		489,262

Household Durables – 0.2%
1,300	Garmin Ltd.	44,707
11,400	Leggett & Platt, Inc.	249,660

		294,367

Household Products – 2.3%
1,700	Colgate-Palmolive Co.	153,629
12,400	Kimberly-Clark Corp.	864,404
25,900	The Procter & Gamble Co.	1,657,341

		2,675,374

Independent Power Producers & Energy Traders – 0.1%
2,500	Constellation Energy Group, Inc.	99,250

Industrial Conglomerates – 1.6%
112,000	General Electric Co.	1,871,520

Insurance – 2.1%
6,500	Aflac, Inc.	293,085
1,500	American International Group, Inc.	37,035
3,500	Arthur J. Gallagher & Co.	108,150
1,100	Berkshire Hathaway, Inc. Class B*	85,646
26,500	Cincinnati Financial Corp.	766,910
3,600	Fidelity National Financial, Inc. Class A	55,584
9,900	Mercury General Corp.	428,670
9,100	MetLife, Inc.	319,956
18,200	Old Republic International Corp.	160,888
3,900	Prudential Financial, Inc.	211,380

		2,467,304

Internet & Catalog Retail* – 0.4%
1,900	Amazon.com, Inc.	405,669
200	Priceline.com, Inc.	101,544

		507,213

Internet Software & Services* – 0.5%
1,000	Google, Inc. Class A	592,654

IT Services – 2.2%
2,200	Accenture PLC Class A	132,572
6,500	Automatic Data Processing, Inc.	340,145
6,900	International Business Machines Corp.	1,273,947
100	MasterCard, Inc. Class A	34,724
28,300	Paychex, Inc.	824,662

		2,606,050

Leisure Equipment & Products – 0.2%
7,400	Mattel, Inc.	208,976

Machinery – 1.9%
7,500	Caterpillar, Inc.	708,450
2,500	Cummins, Inc.	248,575
14,800	Eaton Corp.	663,336
11,700	Illinois Tool Works, Inc.	568,971

		2,189,332

Media – 2.3%
1,600	Cablevision Systems Corp. Class A	23,152
6,800	CBS Corp. Class B	175,508
31,200	Comcast Corp. Class A	731,640
10,400	Comcast Corp. Special Class A	239,200
5,500	Gannett Co., Inc.	64,295
18,600	News Corp. Class A	325,872
21,300	Regal Entertainment Group Class A(a)	307,572
12,000	The Interpublic Group of Cos., Inc.	113,760
12,301	Time Warner, Inc.	430,412
6,500	Viacom, Inc. Class B	285,025

		2,696,436

Metals & Mining – 0.9%
5,800	Freeport-McMoRan Copper & Gold, Inc.	233,508
2,300	Royal Gold, Inc.	164,634
21,240	Southern Copper Corp.	651,643

		1,049,785

Multi-Utilities – 0.5%
1,600	CenterPoint Energy, Inc.	33,344
5,700	Dominion Resources, Inc.	294,063
6,900	Public Service Enterprise Group, Inc.	232,530

		559,937

Multiline Retail – 0.1%
5,100	J.C. Penney Co., Inc.	163,608

Oil, Gas & Consumable Fuels – 6.0%
17,314	Chevron Corp.	1,818,836
19,300	ConocoPhillips	1,344,245
26,403	Exxon Mobil Corp.	2,061,810
7,900	Marathon Oil Corp.	205,637
3,950	Marathon Petroleum Corp.	141,805

The accompanying notes are an integral part of these financial statements.          55

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)

13,400	Occidental Petroleum Corp.	$1,245,396
9,200	Spectra Energy Corp.	263,396

		7,081,125

Paper & Forest Products – 0.3%
8,600	International Paper Co.	238,220
2,600	MeadWestvaco Corp.	72,566

		310,786

Pharmaceuticals – 4.3%
10,500	Abbott Laboratories	565,635
27,400	Bristol-Myers Squibb Co.	865,566
4,800	Eli Lilly & Co.	178,368
7,000	Johnson & Johnson	450,730
40,500	Merck & Co., Inc.	1,397,250
82,700	Pfizer, Inc.	1,592,802

		5,050,351

Real Estate Investment Trusts – 1.0%
4,600	Equity Residential	269,928
4,600	Kimco Realty Corp.	80,362
8,449	ProLogis, Inc.	251,442
2,100	Public Storage	271,005
2,700	The Macerich Co.	134,352
1,901	Vornado Realty Trust	157,422
1,800	Weyerhaeuser Co.	32,364

		1,196,875

Road & Rail – 0.1%
2,100	Norfolk Southern Corp.	155,379

Semiconductors & Semiconductor Equipment – 2.2%
68,200	Intel Corp.	1,673,628
2,700	Intersil Corp. Class A	32,319
7,200	KLA-Tencor Corp.	339,048
5,000	Microchip Technology, Inc.	180,800
11,000	Texas Instruments, Inc.	338,030

		2,563,825

Software – 1.9%
49,440	Microsoft Corp.	1,316,587
26,600	Oracle Corp.	871,682
1,000	VMware, Inc. Class A*	97,750

		2,286,019

Specialty Retail – 1.0%
5,300	American Eagle Outfitters, Inc.	69,589
7,500	DSW, Inc. Class A	392,550
1,300	Limited Brands, Inc.	55,523
14,300	The Home Depot, Inc.	511,940
2,400	Tiffany & Co.	191,352

		1,220,954

Textiles, Apparel & Luxury Goods – 0.3%
4,000	Coach, Inc.	260,280
800	Lululemon Athletica, Inc.*	45,184
600	NIKE, Inc. Class B	57,810
200	VF Corp.	27,644

		390,918

Thrifts & Mortgage Finance – 0.1%
9,100	New York Community Bancorp, Inc.	121,121

Tobacco – 1.1%
38,400	Altria Group, Inc.	1,057,920
1,100	Lorillard, Inc.	121,726
600	Philip Morris International, Inc.	41,922
2,400	Reynolds American, Inc.	92,832

		1,314,400

TOTAL COMMON STOCKS
(Cost $61,680,342)		$68,974,210

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – 10.7%
Banks – 3.6%
Astoria Financial Corp.(c)
$150,000	5.750%	10/15/12	$155,129
Bank of America Corp.
50,000	3.625	03/17/16	46,842
125,000	5.625	07/01/20	122,064
BBVA Bancomer SA(d)
125,000	7.250	04/22/20	129,238
Citigroup Capital XXI(c)(e)
132,000	8.300	12/21/57	132,990
Citigroup, Inc.
150,000	5.000	09/15/14	152,320
25,000	6.125	11/21/17	28,106
50,000	4.500	01/14/22	51,041
DnB NOR Boligkreditt AS(d)
300,000	2.100	10/14/15	303,009
400,000	2.900	03/29/16	415,684
Fifth Third Bancorp
125,000	3.625	01/25/16	127,541
HSBC Bank USA NA
100,000	6.000	08/09/17	110,167
ING Bank NV(d)
200,000	2.375	06/09/14	195,716
200,000	2.500	01/14/16	200,950
JPMorgan Chase & Co.
75,000	6.300	04/23/19	85,147
JPMorgan Chase Capital XXV
75,000	6.800	10/01/37	74,625
Nordea Eiendomskreditt AS(d)
300,000	1.875	04/07/14	305,735
Resona Preferred Global Securities Ltd.(c)(d)(e)
150,000	7.191	07/30/49	145,517
Royal Bank of Scotland PLC(d)
100,000	4.875	08/25/14	101,987

56          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)
Banks – (continued)

Sparebank 1 Boligkreditt AS(d)
$400,000	1.250%	10/25/13	$400,031
400,000	2.625	05/27/16	406,790
Stadshypotek AB(d)
300,000	1.450	09/30/13	301,840
SunTrust Banks, Inc.(c)
75,000	3.600	04/15/16	76,367
Swedbank Hypotek AB(d)(e)
200,000	0.813	03/28/14	200,241

			4,269,077

Brokerage – 0.3%
Merrill Lynch & Co., Inc.
50,000	6.400	08/28/17	49,736
Morgan Stanley & Co.(c)
200,000	6.625	04/01/18	209,543
100,000	5.625	09/23/19	98,743

			358,022

Chemicals(c) – 0.2%
The Dow Chemical Co.
175,000	7.600	05/15/14	199,520

Diversified Manufacturing(c)(d) – 0.1%
Xylem, Inc.
75,000	3.550	09/20/16	76,490

Electric(c) – 0.2%
Arizona Public Service Co.
100,000	5.800	06/30/14	109,892
Ipalco Enterprises, Inc.(d)
50,000	5.000	05/01/18	50,000
PPL WEM Holdings PLC(d)
50,000	5.375	05/01/21	52,666
Puget Sound Energy, Inc.(e)
50,000	6.974	06/01/67	49,500

			262,058

Energy – 1.1%
Anadarko Petroleum Corp.(c)
125,000	6.375	09/15/17	147,387
BP Capital Markets PLC
50,000	3.200	03/11/16	52,476
150,000	4.500 (c)	10/01/20	164,109
Dolphin Energy Ltd.(c)(d)
88,360	5.888	06/15/19	96,092
Gaz Capital SA for Gazprom(f)
130,000	9.250	04/23/19	161,200
Newfield Exploration Co.(c)
50,000	5.750	01/30/22	52,813
Nexen, Inc.(c)
30,000	6.400	05/15/37	32,167
75,000	7.500	07/30/39	90,906
Petrobras International Finance Co.(c)
110,000	5.375	01/27/21	114,477
Plains Exploration & Production Co.(c)
100,000	7.625	06/01/18	106,250
Range Resources Corp.(c)
50,000	7.500	10/01/17	53,500
Transocean, Inc.(c)
125,000	6.500	11/15/20	139,222
Weatherford International Ltd.(c)
75,000	9.625	03/01/19	97,818

			1,308,417

Food & Beverage – 0.3%
Anheuser-Busch InBev Worldwide, Inc.(c)
175,000	7.750	01/15/19	228,828
Kraft Foods, Inc.
75,000	6.500	02/09/40	95,972

			324,800

Gaming(c)(d) – 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp.
125,000	7.625	01/15/16	130,000

Health Care – Medical Products(c) – 0.1%
Community Health Systems, Inc.
125,000	8.875	07/15/15	127,969

Life Insurance(c) – 0.7%
American International Group, Inc.
100,000	4.875	09/15/16	97,946
MetLife, Inc.
150,000	4.750	02/08/21	161,954
Nationwide Financial Services, Inc.(d)
125,000	5.375	03/25/21	124,537
Prudential Financial, Inc.
175,000	4.500	11/15/20	180,577
Reinsurance Group of America, Inc.(e)
75,000	6.750	12/15/65	64,875
The Northwestern Mutual Life Insurance Co.(d)
125,000	6.063	03/30/40	146,497

			776,386

Media – Cable – 0.5%
Charter Communications Operating LLC/Charter Communications Operating Capital(c)(d)
50,000	10.875	09/15/14	54,000
Comcast Holdings Corp.
125,000	10.625	07/15/12	132,933
CSC Holdings LLC(c)
125,000	8.500	06/15/15	135,312
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.(c)
125,000	3.500	03/01/16	130,582
Virgin Media Finance PLC(c)
125,000	9.500	08/15/16	138,750

			591,577

Media – Non Cable(c) – 0.2%
NBCUniversal Media LLC
75,000	4.375	04/01/21	79,453
News America, Inc.
125,000	6.150	02/15/41	140,043
SGS International, Inc.
15,000	12.000	12/15/13	15,188

			234,684

The accompanying notes are an integral part of these financial statements.          57

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Obligations – (continued)

Metals & Mining(c) – 0.3%
Freeport-McMoRan Copper & Gold, Inc.
$125,000	8.375%	04/01/17	$133,594
Steel Dynamics, Inc.
100,000	7.750	04/15/16	105,250
Teck Resources Ltd.
100,000	10.750	05/15/19	123,000

			361,844

Noncaptive – Financial(c) – 0.2%
Capital One Capital III
75,000	7.686	08/15/36	73,875
Discover Financial Services
50,000	10.250	07/15/19	59,884
GE Capital Trust I(e)
74,000	6.375	11/15/67	72,890
SLM Corp.
75,000	6.250	01/25/16	75,673

			282,322

Packaging(c)(d) – 0.0%
Plastipak Holdings, Inc.
25,000	8.500	12/15/15	25,187

Paper(c) – 0.0%
Rock-Tenn Co.
25,000	5.625	03/15/13	25,687

Pipelines – 0.3%
El Paso Natural Gas Co.
75,000	7.500	11/15/26	88,384
Enterprise Products Operating LLC(c)(e)
100,000	8.375	08/01/66	104,000
Tennessee Gas Pipeline Co.
50,000	7.500	04/01/17	59,652
TransCanada PipeLines Ltd.(c)(e)
100,000	6.350	05/15/67	99,000

			351,036

Property/Casualty Insurance(c) – 0.4%
Endurance Specialty Holdings Ltd.
50,000	6.150	10/15/15	53,683
QBE Insurance Group Ltd.(d)(e)
225,000	5.647	07/01/23	199,321
The Chubb Corp.(e)
100,000	6.375	03/29/67	100,000
Transatlantic Holdings, Inc.
75,000	8.000	11/30/39	85,863

			438,867

Real Estate Investment Trusts(c) – 0.5%
Brandywine Operating Partnership LP
100,000	4.950	04/15/18	98,452
Duke Realty LP
75,000	6.750	03/15/20	80,824
HCP, Inc.
75,000	6.000	01/30/17	80,352
50,000	5.375	02/01/21	51,465
Healthcare Realty Trust, Inc.
100,000	6.500	01/17/17	108,249
ProLogis(f)
75,000	1.875	11/15/37	73,125
Simon Property Group LP
100,000	10.350	04/01/19	135,218

			627,685

Retailers(c)(e) – 0.2%
CVS Caremark Corp.
175,000	6.302	06/01/37	168,875

Schools(c) – 0.2%
Rensselaer Polytechnic Institute
150,000	5.600	09/01/20	170,442

Services Cyclical – Business Services(c) – 0.1%
ACCO Brands Corp.
125,000	10.625	03/15/15	137,500

Services Cyclical – Rental Equipment(c)(d) – 0.2%
Ashtead Capital, Inc.
100,000	9.000	08/15/16	103,750
RSC Equipment Rental/RSC Holdings Inc.
125,000	10.000	07/15/17	138,125

			241,875

Technology – Hardware(c) – 0.1%
Hewlett-Packard Co.
75,000	3.000	09/15/16	77,378

Telecommunications – Satellites(c)(d) – 0.1%
Intelsat Jackson Holdings SA
125,000	7.250	04/01/19	125,625

Tobacco – 0.1%
Altria Group, Inc.
75,000	9.700	11/10/18	100,276

Wirelines Telecommunications(c) – 0.6%
AT&T, Inc.
200,000	2.950	05/15/16	208,575
Frontier Communications Corp.
125,000	6.250	01/15/13	127,812
Qwest Communications International, Inc.
50,000	8.000	10/01/15	53,500
Telecom Italia Capital
150,000	4.950	09/30/14	148,717
Verizon Communications, Inc.
150,000	3.500	11/01/21	151,710
Windstream Corp.
9,000	8.625	08/01/16	9,383

			699,697

TOTAL CORPORATE OBLIGATIONS
(Cost $12,119,216)			$12,493,296

58          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – 17.8%
Collateralized Mortgage Obligations – 2.7%
Adjustable Rate Non-Agency(e) – 1.8%
Countrywide Alternative Loan Trust Series 2005-31, Class 2A1
$238,466	0.545%	08/25/35	$140,602
Countrywide Alternative Loan Trust Series 2005-38, Class A3
263,523	0.595	09/25/35	142,302
Countrywide Home Loan Mortgage Pass-Through Trust Series 2004-HYB6, Class A2
19,656	2.716	11/20/34	15,429
JPMorgan Alternative Loan Trust Series 2005-A2, Class 1A1
284,286	0.505	01/25/36	185,752
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
341,420	2.800	07/25/35	289,068
Merrill Lynch Alternative Note Asset Trust Series 2007-0AR3, Class A1
505,545	0.435	07/25/47	252,195
Structured Adjustable Rate Mortgage Loan Trust Series 2004-06, Class 3A2
255,927	2.531	06/25/34	223,546
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR11, Class A1A
435,468	0.565	08/25/45	328,416
Wells Fargo Alternative Loan Trust Series 2007-PA6, Class A1
564,335	6.020	12/28/37	352,246
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
167,863	2.753	10/25/35	163,418

			2,092,974

Interest Only(g) – 0.0%
ABN AMRO Mortgage Corp. Series 2003-8, Class A2
8,772	5.500	06/25/33	547
CS First Boston Mortgage Securities Corp. Series 2003-19, Class 1A2
22,274	5.250	07/25/33	1,373
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(e)(h)
46,280	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(e)(h)
60,822	0.000	08/25/33	—
FNMA REMIC Series 2004-47, Class EI(e)(h)
113,411	0.000	06/25/34	502
FNMA REMIC Series 2004-62, Class DI(e)(h)
58,271	0.000	07/25/33	179
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(e)
65,514	0.123	08/25/33	303
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(e)
23,469	0.320	07/25/33	195

			3,099

Inverse Floaters(e) – 0.1%
GNMA Series 2001-48, Class SA
13,425	25.697	10/16/31	21,424
GNMA Series 2001-51, Class SA
20,864	31.446	10/16/31	35,267
GNMA Series 2001-51, Class SB
26,182	25.697	10/16/31	43,075
GNMA Series 2002-13, Class SB
8,726	36.431	02/16/32	14,960

			114,726

Regular Floater(e)(h) – 0.0%
FHLMC REMIC Series 3038, Class XA
4,244	0.000	09/15/35	4,226

Sequential Fixed Rate – 0.7%
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7
363,567	6.000	08/25/37	268,396
FHLMC Multifamily Structured Pass-Through Certificates Series K703, Class A2
200,000	2.699	05/25/18	203,137
NCUA Guaranteed Notes Series 2010-C1, Class APT
194,749	2.650	10/29/20	202,210
NCUA Guaranteed Notes Series A4
100,000	3.000	06/12/19	104,745

			778,488

Sequential Floating Rate(e) – 0.1%
FHLMC Multifamily Structured Pass-Through Certificates Series K011, Class A2
100,000	4.084	11/25/20	107,997

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$3,101,510

Commercial Mortgage-Backed Securities – 1.2%
Sequential Fixed Rate – 0.4%
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class A4
$400,000	5.308%	11/15/48	$434,791

Sequential Floating Rate(e) – 0.8%
LB-UBS Commercial Mortgage Trust Series 2005-C7, Class A4
500,000	5.197	11/15/30	547,378
Wachovia Bank Commercial Mortgage Trust Series 2006-C25, Class A5
400,000	5.737	05/15/43	441,528

			988,906

TOTAL COMMERCIAL MORTGAGE- BACKED SECURITIES			$1,423,697

Federal Agencies – 13.9%
Adjustable Rate FHLMC(e) – 0.3%
$295,083	2.491%	08/01/35	$308,864

Adjustable Rate FNMA(e) – 0.7%
19,041	2.415	09/01/32	20,089
96,039	2.430	12/01/33	101,167
185,109	2.465	01/01/34	196,979
310,448	2.500	02/01/34	328,082
168,613	2.446	01/01/35	177,104

			823,421

The accompanying notes are an integral part of these financial statements.          59

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)

Adjustable Rate GNMA(e) – 0.5%
$13,536	2.375%	06/20/23		$13,889
6,256	2.625	07/20/23		6,396
6,508	2.625	08/20/23		6,655
16,812	2.625	09/20/23		17,193
5,103	2.375	03/20/24		5,232
44,075	2.375	04/20/24		45,288
5,343	2.375	05/20/24		5,489
45,987	2.375	06/20/24		47,368
24,459	2.625	07/20/24		25,223
33,414	2.625	08/20/24		34,376
10,578	2.625	09/20/24		10,835
13,194	2.125	11/20/24		13,712
5,011	2.125	12/20/24		5,208
6,992	2.500	12/20/24		7,405
8,758	2.375	01/20/25		9,113
4,488	2.375	02/20/25		4,671
15,604	2.375	05/20/25		16,260
11,836	2.625	07/20/25		12,315
6,031	2.375	02/20/26		6,197
311	2.625	07/20/26		319
16,561	2.375	01/20/27		17,168
6,000	2.375	02/20/27		6,171
46,110	2.375	04/20/27		47,510
5,187	2.375	05/20/27		5,344
4,908	2.375	06/20/27		5,063
1,812	2.125	11/20/27		1,862
7,404	2.125	12/20/27		7,609
14,705	2.375	01/20/28		15,136
4,844	2.250	02/20/28		4,986
5,308	2.375	03/20/28		5,464
26,968	2.625	07/20/29		27,736
11,468	2.625	08/20/29		11,811
3,330	2.625	09/20/29		3,430
14,388	2.125	10/20/29		14,802
16,932	2.125	11/20/29		17,421
4,160	2.125	12/20/29		4,280
5,059	2.250	01/20/30		5,214
2,884	2.250	02/20/30		2,973
12,513	2.250	03/20/30		12,913
16,024	2.375	04/20/30		16,550
42,667	2.375	05/20/30		44,357
3,663	2.375	06/20/30		3,783
33,797	2.625	07/20/30		35,411
6,353	2.625	09/20/30		6,673
12,829	1.875	10/20/30		13,226

				630,037

FHLMC – 1.3%
23,312	8.000	07/01/15		25,459
6,063	7.000	12/01/15		6,369
28,650	6.500	07/01/16		30,975
60,086	7.000	04/01/31		67,446
135,236	7.000	07/01/32		151,295
186,914	6.500	04/01/34		208,010
420,308	5.500	02/01/38		454,794
88,329	5.500	04/01/38		95,577
491,363	5.500	08/01/38		531,353

				1,571,278

FNMA – 11.0%
98,900	2.800	03/01/18		102,228
397,862	3.740	05/01/18		425,385
110,000	3.840	05/01/18		118,087
300,000	4.506	06/01/19		331,520
99,129	3.416	10/01/20		103,232
99,105	3.375	11/01/20		102,914
99,156	3.632	12/01/20		104,504
297,292	3.763	12/01/20		315,884
117,898	5.500	09/01/23		128,146
53,732	5.500	10/01/23		58,523
490,378	5.500	05/01/25		532,910
24,850	7.000	11/01/30		28,072
54,236	7.500	03/01/31		61,452
149,279	6.000	11/01/35		165,647
363,472	5.000	01/01/39		391,599
42,375	4.500	04/01/39		45,356
82,435	4.500	07/01/39		88,440
63,331	4.500	08/01/39		67,945
189,576	4.500	10/01/39		203,624
79,283	4.500	12/01/39		85,158
119,641	4.500	01/01/40		128,507
10,141	3.500	02/01/41		10,316
971,999	4.000	04/01/41		1,011,215
3,000,000	3.000	TBA-15yr	(i)	3,051,094
3,000,000	4.000	TBA-30yr	(i)	3,118,828
1,000,000	4.500	TBA-30yr	(i)	1,057,500
1,000,000	5.000	TBA-30yr	(i)	1,076,016

				12,914,102

GNMA – 0.1%
28,249	5.000	05/15/39		31,310
52,807	5.000	06/15/39		58,529

				89,839

TOTAL FEDERAL AGENCIES				$16,337,541

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $20,842,907)				$20,862,748

Agency Debentures – 1.7%
FHLB
$1,000,000	5.375%	05/15/19		$1,215,465
FHLMC
100,000	0.500	10/15/13		100,045
FNMA(e)
500,000	0.202	05/17/13		500,018
Tennessee Valley Authority(b)
100,000	5.375	04/01/56		129,220

TOTAL AGENCY DEBENTURES
(Cost $1,850,518)				$1,944,748

60          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal		Interest	Maturity
Amount		Rate	Date	Value

Asset-Backed Securities – 4.3%
Collateralized Loan Obligations(e) – 3.0%
Black Diamond CLO Ltd. Series 2005-1A, Class A1A(d)
	$497,129	0.601%	06/20/17	$483,594
Duane Street CLO Series 2007-4A, Class A1T(d)
	728,722	0.516	11/14/21	667,940
Greywolf CLO Ltd. Series 2007-1A, Class A(d)
	490,916	0.538	02/18/21	446,209
Jasper CLO Ltd. Series 2005-1A, Class A(d)
	467,715	0.526	08/01/17	421,499
KKR Financial CLO Ltd. Series 2007-1A, Class A(d)
	841,287	0.636	05/15/21	771,785
Westchester CLO Ltd. Series 2007-1X, Class A1A
	864,750	0.479	08/01/22	773,320

				3,564,347

Home Equity – 0.4%
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(d)(e)
	52,714	1.245	10/25/37	50,453
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(d)(e)
	120,000	1.495	10/25/37	90,491
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(d)(e)
	210,000	1.695	10/25/37	85,618
Countrywide Home Equity Loan Trust Series 2003-D, Class A(e)
	60,272	0.503	06/15/29	53,966
Countrywide Home Equity Loan Trust Series 2004-N, Class 2A(e)
	132,539	0.523	02/15/34	74,295
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
	41,634	7.000	09/25/37	31,429
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
	53,736	7.000	09/25/37	38,828

				425,080

Manufactured Housing – 0.1%
Mid-State Trust Series 4, Class A
	91,156	8.330	04/01/30	91,748

Student Loan(e) – 0.8%
Brazos Higher Education Authority, Inc. Series 2010-1, Class A1
	90,711	1.212	05/25/29	89,592
Brazos Higher Education Authority, Inc. Series 2011-1, Class A2
	300,000	1.112	02/25/30	293,031
Brazos Higher Education Authority, Inc. Series 2011-2, Class A2
	300,000	1.268	07/25/29	294,517
Knowledgeworks Foundation Student Loan Series 2010-1, Class A
	277,981	1.262	02/25/42	274,197

				951,337

TOTAL ASSET-BACKED SECURITIES
(Cost $5,251,866)				$5,032,512

Foreign Debt Obligations – 0.6%
Sovereign – 0.4%
Republic of Argentina(e)
EUR	530,000	0.000%	12/15/35	$100,837
Republic of South Africa
ZAR	1,115,000	6.750	03/31/21	130,125
	780,000	10.500	12/21/26	116,799

State of Qatar(d)
	$170,000	5.250%	01/20/20	$188,488

				536,249

Supranational – 0.2%
North American Development Bank
	200,000	4.375	02/11/20	219,636

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $738,482)				$755,885

Government Guarantee Obligations(d)(j) – 0.1%
Danske Bank AS
	$100,000	2.500%	05/10/12	$100,986
(Cost $100,598)

Municipal Debt Obligations – 0.3%
California – 0.2%
California State GO Bonds Build America Taxable Series 2009
	$75,000	7.500%	04/01/34	$89,838
California State GO Bonds Build America Taxable Series 2010
	80,000	7.950	03/01/36	90,130
	75,000	7.625	03/01/40	91,846

				271,814

Illinois – 0.1%
Illinois State GO Bonds Build America Series 2010
	75,000	7.350	07/01/35	83,441

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $305,383)				$355,255

Structured Note – 0.3%
Notas do Tesouro Nacional Series B (Issuer HSBC Corp.)
BRL	603,885	6.000%	08/15/40	$369,986
(Cost $363,605)

U.S. Treasury Obligations – 3.6%
United States Treasury Inflation Protected Securities
	$123,336	1.875%	07/15/13	$130,043
	100,506	0.625	07/15/21	105,924
United States Treasury Notes
	300,000	0.875	02/29/12	300,789
	400,000	1.000	03/31/12	401,508
	100,000	0.375	07/31/13	100,218
	1,900,000	0.250	10/31/13	1,899,563
	1,300,000	0.625 (b)	07/15/14	1,308,502

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $4,235,781)				$4,246,547

The accompanying notes are an integral part of these financial statements.          61

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2011

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(k) – 10.0%
Repurchase Agreement – 10.0%
Joint Repurchase Agreement Account II
$11,700,000	0.121%	11/01/11	$11,700,000
(Cost $11,700,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $119,188,698)			$126,836,173

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(e)(l) – 0.9%
Financial Square Money Market Fund
1,047,325	0.140%	$1,047,325
(Cost $1,047,325)

TOTAL INVESTMENTS – 109.1%
(Cost $120,236,023)		$127,883,498

LIABILITIES IN EXCESS OF OTHER ASSETS – (9.1)%		(10,648,398)

NET ASSETS – 100.0%		$117,235,100

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(d)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,736,091, which represents approximately 6.6% of net assets as of October 31, 2011.

(e)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2011.

(f)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Security with a notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(h)	Issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(i)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $8,303,438 which represents approximately 7.1% of net assets as of October 31, 2011.

(j)	Guaranteed by a foreign government until maturity.

(k)	Joint repurchase agreement was entered into on October 31, 2011. Additional information appears on page 93.

(l)	Represents an affiliated issuer.

Currency Abbreviations:
BRL	—	Brazilian Real
EUR	—	Euro
ZAR	—	South African Rand

Investment Abbreviations:
CLO	—	Collateralized Loan Obligation
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
LIBOR	—	London Interbank Offered Rate
NCUA	—	National Credit Union Administration
REMIC	—	Real Estate Mortgage Investment Conduit

62          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2011

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At October 31, 2011, the Fund had outstanding forward foreign currency exchange contracts to sell foreign currencies:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Expiration	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

HSBC Bank PLC	USD/ZAR	12/15/11	$230,476	$(567)
JPMorgan Securities, Inc.	USD/EUR	11/21/11	103,755	(1,353)
Royal Bank of Canada	USD/BRL	01/18/12	298,641	(16,051)

TOTAL				$(17,971)

FORWARD SALES CONTRACTS — At October 31, 2011, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(i)	Date	Amount	Value

FHLMC (Proceeds Receivable: $1,076,250)	5.500%	TBA-30yr	11/14/11	$1,000,000	$(1,080,469)

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Eurodollars	1	December 2011	$248,737	$(202)
Eurodollars	6	March 2012	1,491,750	5,197
Eurodollars	17	June 2012	4,226,412	1,006
Eurodollars	1	December 2012	248,588	885
Eurodollars	(4)	March 2013	(994,300)	(10,110)
Eurodollars	1	June 2013	248,438	1,823
S&P 500 E-Mini Index	16	December 2011	999,440	44,222
Ultra Long U.S. Treasury Bonds	16	December 2011	2,438,000	142,492
2 Year U.S. Treasury Notes	11	December 2011	2,423,094	(2,056)
5 Year U.S. Treasury Notes	56	December 2011	6,866,125	10,007
10 Year U.S. Treasury Notes	15	December 2011	1,935,937	(8,994)
30 Year U.S. Treasury Bonds	15	December 2011	2,085,469	(74,003)

TOTAL				$110,267

The accompanying notes are an integral part of these financial statements.          63

GOLDMAN SACHS BALANCED FUND

Schedule of Investments (continued)
October 31, 2011

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At October 31, 2011, the Fund had outstanding swap contracts with the following terms:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	Received by	Made by	Market	Made (Received)	Unrealized
Counterparty	(000s)(a)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Bank of America Securities LLC	$1,600	09/30/13	3 month LIBOR	0.500%	$2,008	$1,247	$761
	600	12/21/21	3 month LIBOR	3.500	(61,448)	(76,450)	15,002
Deutsche Bank Securities, Inc.	500	12/21/21	3.500%	3 month LIBOR	53,806	53,806	—
JPMorgan Securities, Inc.	1,000	12/21/13	3 month LIBOR	1.250	(13,157)	(6,406)	(6,751)
	500	12/21/16	3 month LIBOR	2.500	(27,359)	(31,162)	3,803
	100	05/15/37	3 month LIBOR	3.250	(5,306)	(4,057)	(1,249)
Morgan Stanley & Co.	1,700	12/21/18	3 month LIBOR	3.250	(152,324)	(156,823)	4,499

TOTAL					$(203,780)	$(219,845)	$16,065

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to October 31, 2011.

64          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CREDIT DEFAULT SWAP CONTRACTS

			Rates		Credit		Upfront
		Notional	Received		Spread at		Payments
	Referenced	Amount	(Paid) by	Termination	October 31, 2011	Market	Made (Received)	Unrealized
Counterparty	Obligation	(000s)	Fund	Date	(Basis Points)(b)	Value	by the Fund	Gain (Loss)

Protection Purchased:
Bank of America Securities LLC	Markit CDX North America Investment Grade Index Series 16	$1,200	(1.000)%	06/20/14	85	$(6,241)	$(11,635)	$5,394
Barclays Bank PLC	Markit iTraxx SovX Western Europe Index Series 6	110	(1.000)	12/20/16	304	9,900	10,404	(504)
Citibank NA	Markit iTraxx SovX Western Europe Index Series 6	30	(1.000)	12/20/16	304	2,723	2,760	(37)
Deutsche Bank Securities, Inc.	Markit iTraxx SovX Western Europe Index Series 6	200	(1.000)	12/20/16	304	18,004	20,687	(2,683)
JPMorgan Securities, Inc.	Markit CDX North America Investment Grade Index Series 16	1,700	(1.000)	06/20/14	85	(8,842)	(18,444)	9,602
	Markit iTraxx SovX Western Europe Index Series 6	30	(1.000)	12/20/16	304	2,700	3,085	(385)
Morgan Stanley & Co.	Markit CDX North America Investment Grade Index Series 16	2,100	(1.000)	06/20/14	85	(10,922)	(18,977)	8,055
	Markit iTraxx SovX Western Europe Index Series 6	20	(1.000)	12/20/16	304	1,800	1,651	149
Protection Sold:
Bank of America Securities LLC	Markit CDX North America Investment Grade Index Series 16	1,200	1.000	06/20/16	116	(6,788)	1,589	(8,377)
JPMorgan Securities, Inc.	Markit CDX North America Investment Grade Index Series 16	325	1.000	06/20/16	116	(1,839)	1,093	(2,932)
Morgan Stanley & Co.	Markit CDX North America Investment Grade Index Series 16	1,600	1.000	06/20/16	116	(9,051)	2,024	(11,075)

TOTAL						$(8,556)	$(5,763)	$(2,793)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.          65

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 98.0%
Aerospace & Defense – 2.8%
18,848	Alliant Techsystems, Inc.	$1,094,692
37,612	BE Aerospace, Inc.*	1,419,101
21,234	General Dynamics Corp.	1,363,011
5,946	Honeywell International, Inc.	311,570
26,118	L-3 Communications Holdings, Inc.	1,770,278
21,306	Lockheed Martin Corp.	1,617,125
125,599	Northrop Grumman Corp.	7,253,342
14,325	United Technologies Corp.	1,117,064

		15,946,183

Air Freight & Logistics – 2.4%
13,451	Expeditors International of Washington, Inc.	613,366
68,226	FedEx Corp.	5,582,933
101,732	United Parcel Service, Inc. Class B	7,145,656

		13,341,955

Auto Components – 0.1%
13,030	Autoliv, Inc.	752,743

Automobiles – 0.0%
10,173	Thor Industries, Inc.	268,974

Beverages – 0.5%
19,680	Coca-Cola Enterprises, Inc.	527,818
29,223	Dr. Pepper Snapple Group, Inc.	1,094,401
13,039	Hansen Natural Corp.*	1,161,644
6,793	Molson Coors Brewing Co. Class B	287,616

		3,071,479

Biotechnology – 3.4%
124,905	Amgen, Inc.	7,153,309
35,179	Biogen Idec, Inc.*	4,093,428
18,734	Celgene Corp.*	1,214,525
150,434	Gilead Sciences, Inc.*	6,267,081
13,427	United Therapeutics Corp.*	587,163

		19,315,506

Building Products* – 0.1%
46,069	Fortune Brands Home & Security, Inc.	669,383

Capital Markets – 0.2%
67,684	SEI Investments Co.	1,095,804

Chemicals – 3.6%
17,174	Air Products & Chemicals, Inc.	1,479,369
40,117	Airgas, Inc.	2,766,067
4,067	Ashland, Inc.	215,388
9,931	Cabot Corp.	299,718
50,804	CF Industries Holdings, Inc.	8,243,965
52,808	Eastman Chemical Co.	2,074,826
9,442	Ecolab, Inc.	508,357
100,486	Huntsman Corp.	1,179,706
8,663	Intrepid Potash, Inc.*	241,091
45,500	The Scotts Miracle-Gro Co. Class A	2,207,205
10,356	The Sherwin-Williams Co.	856,545

		20,072,237

Commercial Services & Supplies* – 0.1%
10,501	Copart, Inc.	457,319

Communications Equipment – 1.8%
409,596	Cisco Systems, Inc.	7,589,814
14,142	EchoStar Corp. Class A*	372,783
16,638	Juniper Networks, Inc.*	407,132
25,456	Riverbed Technology, Inc.*	702,077
203,216	Tellabs, Inc.	879,925

		9,951,731

Computers & Peripherals – 8.8%
79,854	Apple, Inc.*	32,323,302
451,538	Dell, Inc.*	7,138,816
17,564	EMC Corp.*	430,494
10,938	Hewlett-Packard Co.	291,060
52,316	Lexmark International, Inc. Class A*	1,658,417
94,019	NetApp, Inc.*	3,851,019
106,159	QLogic Corp.*	1,483,041
94,766	Western Digital Corp.*	2,524,566

		49,700,715

Construction & Engineering – 0.0%
3,146	Fluor Corp.	178,850

Consumer Finance – 0.4%
49,599	Capital One Financial Corp.	2,264,690

Diversified Consumer Services – 0.7%
28,325	Apollo Group, Inc. Class A*	1,341,189
34,866	Weight Watchers International, Inc.	2,601,701

		3,942,890

Diversified Financial Services – 0.3%
5,589	CME Group, Inc.	1,540,105

Diversified Telecommunication Services – 0.1%
27,830	AT&T, Inc.	815,697

Electric Utilities – 0.2%
14,445	DPL, Inc.	438,406
2,045	Entergy Corp.	141,452
2,544	ITC Holdings Corp.	184,898
9,840	Northeast Utilities	340,169

		1,104,925

Electrical Equipment – 1.0%
57,847	Emerson Electric Co.	2,783,598
2,768	Polypore International, Inc.*	145,181
37,820	Rockwell Automation, Inc.	2,558,523

		5,487,302

Electronic Equipment, Instruments & Components* – 1.3%
59,008	Flextronics International Ltd.	387,387
289,833	Ingram Micro, Inc. Class A	5,182,214
155,781	Vishay Intertechnology, Inc.	1,674,646

		7,244,247

Energy Equipment & Services – 0.8%
14,229	Core Laboratories NV(a)	1,540,431
18,596	FMC Technologies, Inc.*	833,473

66          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Energy Equipment & Services – (continued)

21,770	Halliburton Co.	$813,327
2,207	National-Oilwell Varco, Inc.	157,425
20,578	Oceaneering International, Inc.	860,778
3,400	SEACOR Holdings, Inc.	289,510
3,333	Unit Corp.*	163,517

		4,658,461

Food & Staples Retailing – 1.7%
54,698	Costco Wholesale Corp.	4,553,608
8,688	Safeway, Inc.	168,287
23,080	SUPERVALU, Inc.(a)	185,102
9,735	The Kroger Co.	225,657
9,569	Wal-Mart Stores, Inc.	542,754
88,177	Walgreen Co.	2,927,476
12,143	Whole Foods Market, Inc.	875,753

		9,478,637

Food Products – 1.3%
8,353	ConAgra Foods, Inc.	211,581
28,126	Dean Foods Co.*	273,385
17,414	Hormel Foods Corp.	513,191
30,717	Smithfield Foods, Inc.*	702,191
278,091	Tyson Foods, Inc. Class A	5,367,156

		7,067,504

Health Care Equipment & Supplies – 1.8%
467,767	Boston Scientific Corp.*	2,755,147
155,778	CareFusion Corp.*	3,987,917
25,953	DENTSPLY International, Inc.	959,223
16,767	Hill-Rom Holdings, Inc.	564,545
2,723	IDEXX Laboratories, Inc.*	196,029
33,664	St. Jude Medical, Inc.	1,312,896
3,281	Zimmer Holdings, Inc.*	172,679

		9,948,436

Health Care Providers & Services – 2.7%
135,608	Cardinal Health, Inc.	6,003,366
64,100	Coventry Health Care, Inc.*	2,039,021
10,611	Health Net, Inc.*	294,880
45,646	Humana, Inc.	3,874,889
25,881	McKesson Corp.	2,110,595
14,330	WellPoint, Inc.	987,337

		15,310,088

Hotels, Restaurants & Leisure – 1.4%
12,789	Carnival Corp.	450,301
9,025	Chipotle Mexican Grill, Inc.*	3,033,483
8,078	Marriott International, Inc. Class A	254,457
6,909	Panera Bread Co. Class A*	923,664
42,717	Starbucks Corp.	1,808,638
8,624	Wynn Resorts Ltd.	1,145,267

		7,615,810

Household Durables – 0.9%
54,522	Harman International Industries, Inc.	2,353,170
16,445	Mohawk Industries, Inc.*	865,829
23,348	Tempur-Pedic International, Inc.*	1,589,065

		4,808,064

Household Products – 1.4%
29,397	Colgate-Palmolive Co.	2,656,607
9,523	The Clorox Co.	637,469
70,916	The Procter & Gamble Co.	4,537,915

		7,831,991

Industrial Conglomerates – 0.6%
84,780	General Electric Co.	1,416,674
42,595	Tyco International Ltd.	1,940,202

		3,356,876

Insurance* – 0.0%
2,352	Berkshire Hathaway, Inc. Class B	183,127

Internet & Catalog Retail* – 1.6%
38,977	Amazon.com, Inc.(b)	8,321,979
9,735	Netflix, Inc.(a)	799,049

		9,121,028

Internet Software & Services – 3.2%
25,644	Google, Inc. Class A*	15,197,660
87,233	VeriSign, Inc.	2,799,307

		17,996,967

IT Services – 4.9%
267,292	Accenture PLC Class A	16,107,016
74,839	Amdocs Ltd.*	2,246,667
46,422	Computer Sciences Corp.	1,460,436
41,843	Fidelity National Information Services, Inc.	1,095,450
9,582	International Business Machines Corp.	1,769,124
87,791	NeuStar, Inc. Class A*	2,790,876
45,832	VeriFone Systems, Inc.*	1,934,569

		27,404,138

Machinery – 2.8%
13,895	AGCO Corp.*	609,018
3,815	Donaldson Co., Inc.	244,351
8,940	Dover Corp.	496,438
7,739	Eaton Corp.	346,862
3,848	Gardner Denver, Inc.	297,566
6,718	Harsco Corp.	154,850
16,192	Ingersoll-Rand PLC	504,057
17,973	Parker Hannifin Corp.	1,465,698
196,814	The Toro Co.	10,635,828
24,366	Timken Co.	1,026,296

		15,780,964

Media – 3.8%
24,898	Cablevision Systems Corp. Class A	360,274
55,836	CBS Corp. Class B	1,441,127
5,093	Comcast Corp. Class A	119,431
132,306	DIRECTV Class A*	6,014,631

The accompanying notes are an integral part of these financial statements.          67

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Media – (continued)

255,104	DISH Network Corp. Class A*	$6,165,864
2,517	Liberty Media Corp. – Liberty Starz Series A*	171,911
131,471	News Corp. Class A	2,303,372
23,101	Pandora Media, Inc.*(a)	364,996
22,279	Regal Entertainment Group Class A	321,709
5,550	Thomson Reuters Corp.	164,668
10,078	Time Warner, Inc.	352,629
18,013	Viacom, Inc. Class B	789,870
104,397	Virgin Media, Inc.	2,545,199

		21,115,681

Metals & Mining – 0.2%
29,386	Southern Copper Corp.	901,562

Multi-Utilities – 0.3%
3,344	Integrys Energy Group, Inc.	176,931
8,434	NiSource, Inc.	186,307
23,291	Sempra Energy	1,251,426

		1,614,664

Multiline Retail – 1.6%
31,176	Big Lots, Inc.*	1,175,023
60,755	Dollar Tree, Inc.*	4,857,970
50,931	Family Dollar Stores, Inc.	2,986,085

		9,019,078

Oil, Gas & Consumable Fuels – 10.3%
4,493	Chevron Corp.	471,990
33,116	Cimarex Energy Co.	2,119,424
184,365	ConocoPhillips	12,841,022
200,891	Exxon Mobil Corp.	15,687,578
10,934	Forest Oil Corp.*	127,490
43,840	Hess Corp.	2,742,630
42,355	HollyFrontier Corp.	1,299,875
58,046	Marathon Petroleum Corp.	2,083,851
3,948	Newfield Exploration Co.*	158,947
33,450	Occidental Petroleum Corp.	3,108,843
21,054	Quicksilver Resources, Inc.*	162,116
147,934	Tesoro Corp.*	3,837,408
544,795	Valero Energy Corp.	13,401,957

		58,043,131

Paper & Forest Products – 0.1%
10,052	Domtar Corp.	823,359

Personal Products – 0.8%
59,874	Herbalife Ltd.	3,733,743
9,471	The Estee Lauder Cos., Inc. Class A	932,420

		4,666,163

Pharmaceuticals – 2.9%
333,256	Eli Lilly & Co.	12,383,793
14,893	Forest Laboratories, Inc.*	466,151
18,832	Merck & Co., Inc.	649,704
144,624	Pfizer, Inc.	2,785,458

		16,285,106

Professional Services – 0.3%
29,376	Manpower, Inc.	1,267,280
17,525	Robert Half International, Inc.	463,186

		1,730,466

Real Estate Investment Trusts – 2.9%
121,722	Rayonier, Inc.	5,079,459
86,967	Simon Property Group, Inc.	11,170,042

		16,249,501

Road & Rail – 0.1%
13,172	CSX Corp.	292,550

Semiconductors & Semiconductor Equipment – 1.5%
297,450	Intel Corp.	7,299,423
55,507	Marvell Technology Group Ltd.*	776,543
4,424	Silicon Laboratories, Inc.*	189,126

		8,265,092

Software – 9.2%
18,766	Activision Blizzard, Inc.	251,277
17,326	Autodesk, Inc.*	599,479
6,522	BMC Software, Inc.*	226,705
58,642	Fortinet, Inc.*	1,352,284
42,825	Intuit, Inc.	2,298,418
1,032,138	Microsoft Corp.	27,485,835
574,618	Oracle Corp.	18,830,232
12,587	Synopsys, Inc.*	337,457
22,711	TIBCO Software, Inc.*	656,121

		52,037,808

Specialty Retail – 2.8%
4,090	Advance Auto Parts, Inc.	266,136
69,840	AutoNation, Inc.*(a)	2,719,570
42,131	Best Buy Co., Inc.	1,105,096
32,719	Dick’s Sporting Goods, Inc.*	1,278,986
57,212	Foot Locker, Inc.	1,250,654
130,774	Limited Brands, Inc.	5,585,358
76,545	Lowe’s Cos., Inc.	1,608,976
2,008	O’Reilly Automotive, Inc.*	152,708
22,234	PetSmart, Inc.	1,043,886
13,138	Ulta Salon, Cosmetics & Fragrance, Inc.*	884,056

		15,895,426

Textiles, Apparel & Luxury Goods* – 0.5%
19,222	Fossil, Inc.	1,992,552
10,277	Under Armour, Inc. Class A	867,482

		2,860,034

Tobacco – 6.7%
172,836	Lorillard, Inc.	19,126,032
239,530	Philip Morris International, Inc.	16,735,961
50,103	Reynolds American, Inc.	1,937,984

		37,799,977

68          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – 0.9%
21,783	MSC Industrial Direct Co., Inc. Class A	$1,481,462
20,791	W.W. Grainger, Inc.	3,561,706
5,795	WESCO International, Inc.*	280,826

		5,323,994

Water Utilities – 0.0%
5,863	American Water Works Co., Inc.	178,997

Wireless Telecommunication Services* – 0.2%
461,537	Sprint Nextel Corp.	1,186,150

TOTAL COMMON STOCKS
(Cost $454,628,092)		$552,073,565

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.2%
Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$12,400,000	0.121%	11/01/11	$12,400,000
(Cost $12,400,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $467,028,092)			$564,473,565

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 1.0%
Financial Square Money Market Fund
5,474,900	0.140%	$5,474,900
(Cost $5,474,900)

TOTAL INVESTMENTS – 101.2%
(Cost $472,502,992)		$569,948,465

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.2)%		(6,708,931)

NET ASSETS – 100.0%		$563,239,534

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Joint repurchase agreement was entered into on October 31, 2011. Additional information appears on page 93.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2011.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	175	December 2011	$10,931,375	$401,993

The accompanying notes are an integral part of these financial statements.          69

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 98.0%
Aerospace & Defense – 1.6%
9,807	Alliant Techsystems, Inc.	$569,591
20,658	BE Aerospace, Inc.*	779,426
11,293	L-3 Communications Holdings, Inc.	765,439
106,828	Northrop Grumman Corp.	6,169,317

		8,283,773

Air Freight & Logistics – 1.5%
11,785	Expeditors International of Washington, Inc.	537,396
87,052	FedEx Corp.	7,123,465

		7,660,861

Auto Components – 0.2%
12,000	Autoliv, Inc.	693,240
14,112	Federal-Mogul Corp.*	237,928

		931,168

Automobiles – 0.1%
17,553	Thor Industries, Inc.	464,101

Biotechnology – 1.8%
130,862	Amgen, Inc.	7,494,467
42,292	Gilead Sciences, Inc.*	1,761,885
6,051	United Therapeutics Corp.*	264,610

		9,520,962

Building Products* – 0.2%
57,032	Fortune Brands Home & Security, Inc.	828,675

Capital Markets – 1.9%
260,687	Bank of New York Mellon Corp.	5,547,419
3,660	Franklin Resources, Inc.	390,266
257,196	SEI Investments Co.	4,164,003

		10,101,688

Chemicals – 1.3%
1,397	Air Products & Chemicals, Inc.	120,337
3,734	Airgas, Inc.	257,459
28,829	CF Industries Holdings, Inc.	4,678,082
16,010	Eastman Chemical Co.	629,033
73,201	Huntsman Corp.	859,380

		6,544,291

Commercial Banks – 3.5%
7,628	Bank of Hawaii Corp.	322,131
21,507	City National Corp.	912,327
11,126	Comerica, Inc.	284,269
11,531	Cullen/Frost Bankers, Inc.	565,480
26,109	East West Bancorp, Inc.	508,342
21,025	KeyCorp.	148,437
13,193	M&T Bank Corp.	1,004,119
66,312	PNC Financial Services Group, Inc.	3,561,618
159,582	U.S. Bancorp	4,083,703
260,420	Wells Fargo & Co.	6,747,482

		18,137,908

Communications Equipment – 1.4%
31,368	Brocade Communications Systems, Inc.*	137,392
353,837	Cisco Systems, Inc.	6,556,600
20,084	Juniper Networks, Inc.*	491,455
4,292	Riverbed Technology, Inc.*	118,373

		7,303,820

Computers & Peripherals – 1.4%
79,162	Dell, Inc.*	1,251,551
172,211	Hewlett-Packard Co.	4,582,535
6,081	NetApp, Inc.*	249,078
44,313	Western Digital Corp.*	1,180,498

		7,263,662

Construction & Engineering* – 0.0%
6,791	URS Corp.	242,439

Consumer Finance – 1.0%
98,287	Capital One Financial Corp.	4,487,784
21,707	Discover Financial Services	511,417

		4,999,201

Diversified Consumer Services – 0.1%
7,280	Weight Watchers International, Inc.	543,234

Diversified Financial Services – 4.8%
707,795	Bank of America Corp.	4,834,240
24,634	CBOE Holdings, Inc.	643,686
33,754	Citigroup, Inc.	1,066,289
24,474	CME Group, Inc.	6,744,055
160,907	JPMorgan Chase & Co.	5,593,127
59,042	Leucadia National Corp.	1,584,097
52,675	Moody’s Corp.	1,869,436
34,845	MSCI, Inc. Class A*	1,163,475
57,571	NYSE Euronext	1,529,662
4,304	The NASDAQ OMX Group, Inc.*	107,815

		25,135,882

Diversified Telecommunication Services – 3.5%
613,336	AT&T, Inc.(a)	17,976,878
13,152	CenturyLink, Inc.	463,740

		18,440,618

Electric Utilities – 3.6%
17,053	American Electric Power Co., Inc.	669,842
10,511	DPL, Inc.	319,009
655,512	Duke Energy Corp.	13,385,555
6,488	Entergy Corp.	448,775
28,543	Great Plains Energy, Inc.	591,982
14,413	Northeast Utilities	498,257
37,709	NV Energy, Inc.	604,852
24,015	Pepco Holdings, Inc.	475,497
42,416	Southern Co.	1,832,371

		18,826,140

Electrical Equipment – 0.4%
9,323	General Cable Corp.*	261,417
23,126	Rockwell Automation, Inc.	1,564,474

		1,825,891

Electronic Equipment, Instruments & Components – 1.4%
163,209	Flextronics International Ltd.*	1,071,467

70          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Electronic Equipment, Instruments & Components – (continued)

207,424	Ingram Micro, Inc. Class A*	$3,708,741
8,106	National Instruments Corp.	216,512
201,087	Vishay Intertechnology, Inc.*	2,161,685

		7,158,405

Energy Equipment & Services(b) – 0.1%
2,652	Core Laboratories NV	287,106

Food & Staples Retailing – 0.4%
3,534	Costco Wholesale Corp.	294,205
50,261	Safeway, Inc.	973,556
126,168	SUPERVALU, Inc.(b)	1,011,867

		2,279,628

Food Products – 1.7%
13,533	Flowers Foods, Inc.	273,231
7,776	Hormel Foods Corp.	229,159
38,731	Smithfield Foods, Inc.*	885,391
389,604	Tyson Foods, Inc. Class A	7,519,357

		8,907,138

Health Care Equipment & Supplies – 0.7%
340,058	Boston Scientific Corp.*	2,002,942
66,746	CareFusion Corp.*	1,708,697
2,951	DENTSPLY International, Inc.	109,069

		3,820,708

Health Care Providers & Services – 2.7%
69,910	Cardinal Health, Inc.	3,094,916
141,071	Coventry Health Care, Inc.*	4,487,468
36,106	Health Net, Inc.*	1,003,386
29,624	Humana, Inc.	2,514,781
4,143	McKesson Corp.	337,862
4,952	Omnicare, Inc.	147,669
35,295	WellPoint, Inc.	2,431,825

		14,017,907

Hotels, Restaurants & Leisure – 0.0%
3,283	Carnival Corp.	115,594

Household Durables – 1.2%
74,391	Harman International Industries, Inc.	3,210,715
45,278	Mohawk Industries, Inc.*	2,383,887
7,616	Tempur-Pedic International, Inc.*	518,345

		6,112,947

Household Products – 2.3%
3,370	Colgate-Palmolive Co.	304,547
2,325	The Clorox Co.	155,635
183,323	The Procter & Gamble Co.	11,730,839

		12,191,021

Industrial Conglomerates – 2.6%
750,343	General Electric Co.	12,538,231
20,123	Tyco International Ltd.	916,603

		13,454,834

Insurance – 7.7%
34,923	ACE Ltd.	2,519,694
14,093	Allied World Assurance Co. Holdings Ltd.	818,803
24,176	American Financial Group, Inc.	866,226
86,791	Aspen Insurance Holdings Ltd.	2,299,094
231,840	Berkshire Hathaway, Inc. Class B*	18,051,062
4,568	CNA Financial Corp.	121,509
22,690	Everest Re Group Ltd.	2,040,285
6,581	Lincoln National Corp.	125,368
63,094	Loews Corp.	2,504,832
38,271	MetLife, Inc.	1,345,608
8,183	PartnerRe Ltd.	509,146
13,573	StanCorp Financial Group, Inc.	460,668
15,846	The Travelers Cos., Inc.	924,614
2,913	Transatlantic Holdings, Inc.	151,593
289,800	Unum Group	6,908,832
4,988	Validus Holdings Ltd.	136,472
4,479	W.R. Berkley Corp.	155,914

		39,939,720

Internet & Catalog Retail* – 0.2%
60,922	Liberty Media Corp. – Interactive Class A	1,000,948
971	Netflix, Inc.	79,700

		1,080,648

Internet Software & Services – 0.3%
36,124	AOL, Inc.*	510,071
1,207	Google, Inc. Class A*	715,316
7,095	VeriSign, Inc.	227,679

		1,453,066

IT Services – 0.8%
51,602	Accenture PLC Class A	3,109,537
4,391	Amdocs Ltd.*	131,818
13,914	Computer Sciences Corp.	437,734
10,850	VeriFone Systems, Inc.*	457,978

		4,137,067

Machinery – 1.2%
5,200	AGCO Corp.*	227,916
11,442	Harsco Corp.	263,738
4,548	Parker Hannifin Corp.	370,889
80,825	The Toro Co.	4,367,783
21,664	Timken Co.	912,488

		6,142,814

Media – 4.0%
24,457	Cablevision Systems Corp. Class A	353,893
326,761	DISH Network Corp. Class A*	7,897,814
298,062	News Corp. Class A	5,222,046
33,151	News Corp. Class B	591,745
13,999	Pandora Media, Inc.*(b)	221,184
10,767	The Walt Disney Co.	375,553
136,887	Time Warner, Inc.	4,789,676
55,717	Virgin Media, Inc.	1,358,381

		20,810,292

The accompanying notes are an integral part of these financial statements.          71

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Metals & Mining – 0.4%
45,348	Reliance Steel & Aluminum Co.	$2,003,928

Multi-Utilities – 3.5%
17,578	Ameren Corp.	560,387
3,976	Consolidated Edison, Inc.	230,091
13,417	DTE Energy Co.	699,160
119,156	Integrys Energy Group, Inc.	6,304,544
27,374	MDU Resources Group, Inc.	564,178
147,022	NiSource, Inc.	3,247,716
4,308	PG&E Corp.	184,813
117,969	Sempra Energy	6,338,474

		18,129,363

Multiline Retail – 0.9%
41,146	Big Lots, Inc.*	1,550,792
14,755	Dollar Tree, Inc.*	1,179,810
22,587	Family Dollar Stores, Inc.	1,324,276
17,523	J.C. Penney Co., Inc.	562,138
5,528	Target Corp.	302,658

		4,919,674

Oil, Gas & Consumable Fuels – 12.9%
131,509	Chevron Corp.	13,815,020
56,751	Cimarex Energy Co.	3,632,064
256,897	ConocoPhillips	17,892,876
18,356	Devon Energy Corp.	1,192,222
13,408	Energen Corp.	657,796
10,016	Forest Oil Corp.*	116,787
60,078	Hess Corp.	3,758,480
15,590	HollyFrontier Corp.	478,457
61,261	Marathon Petroleum Corp.	2,199,270
8,032	Murphy Oil Corp.	444,732
2,803	Newfield Exploration Co.*	112,849
28,503	Occidental Petroleum Corp.	2,649,069
19,059	Quicksilver Resources, Inc.*	146,754
203,271	Tesoro Corp.*	5,272,850
609,767	Valero Energy Corp.	15,000,268

		67,369,494

Paper & Forest Products – 0.3%
18,243	Domtar Corp.	1,494,284

Personal Products – 0.5%
36,150	Herbalife Ltd.	2,254,314
2,328	The Estee Lauder Cos., Inc. Class A	229,192

		2,483,506

Pharmaceuticals – 7.2%
341,462	Eli Lilly & Co.	12,688,728
68,585	Forest Laboratories, Inc.*	2,146,711
148,445	Merck & Co., Inc.	5,121,352
917,083	Pfizer, Inc.	17,663,019

		37,619,810

Professional Services – 0.5%
47,081	Manpower, Inc.	2,031,074
17,711	Robert Half International, Inc.	468,102

		2,499,176

Real Estate Investment Trusts – 5.5%
25,872	AvalonBay Communities, Inc.	3,458,828
28,698	Plum Creek Timber Co., Inc.	1,080,767
24,863	ProLogis, Inc.	739,923
211,092	Rayonier, Inc.	8,808,869
5,804	Realty Income Corp.	193,911
111,747	Simon Property Group, Inc.	14,352,785
4,288	UDR, Inc.	106,900

		28,741,983

Road & Rail – 0.1%
3,598	Union Pacific Corp.	358,253

Semiconductors & Semiconductor Equipment – 1.9%
92,274	Fairchild Semiconductor International, Inc.*	1,381,342
333,802	Intel Corp.	8,191,501
18,624	Marvell Technology Group Ltd.*	260,550

		9,833,393

Software – 2.2%
6,392	Electronic Arts, Inc.*	149,253
24,983	Fortinet, Inc.*	576,108
329,836	Microsoft Corp.	8,783,533
66,698	Oracle Corp.	2,185,693

		11,694,587

Specialty Retail – 1.8%
45,072	AutoNation, Inc.*(b)	1,755,104
46,466	Best Buy Co., Inc.	1,218,803
7,637	Dick’s Sporting Goods, Inc.*	298,530
62,024	Foot Locker, Inc.	1,355,845
66,031	Limited Brands, Inc.	2,820,184
90,039	Lowe’s Cos., Inc.	1,892,620

		9,341,086

Textiles, Apparel & Luxury Goods* – 0.2%
10,485	Fossil, Inc.	1,086,875

Thrifts & Mortgage Finance – 0.3%
16,968	BankUnited, Inc.	369,733
112,127	Hudson City Bancorp, Inc.	700,794
31,322	New York Community Bancorp, Inc.	416,896
12,216	Washington Federal, Inc.	166,748

		1,654,171

Tobacco – 3.5%
161,838	Lorillard, Inc.	17,908,993
2,387	Philip Morris International, Inc.	166,780

		18,075,773

Trading Companies & Distributors – 0.4%
12,544	MSC Industrial Direct Co., Inc. Class A	853,117
5,348	W.W. Grainger, Inc.	916,166
3,941	WESCO International, Inc.*	190,981

		1,960,264

72          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Wireless Telecommunication Services* – 0.3%
675,861	Sprint Nextel Corp.	$1,736,963

TOTAL COMMON STOCKS
(Cost $423,389,776)		$509,965,792

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.2%
Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$11,500,000	0.121%	11/01/11	$11,500,000
(Cost $11,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $434,889,776)			$521,465,792

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.6%
Financial Square Money Market Fund
3,115,950	0.140%	$3,115,950
(Cost $3,115,950)

TOTAL INVESTMENTS – 100.8%
(Cost $438,005,726)		$524,581,742

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(3,977,893)

NET ASSETS – 100.0%		$520,603,849

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Joint repurchase agreement was entered into on October 31, 2011. Additional information appears on page 93.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2011.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-mini Index	159	December 2011	$9,931,935	$469,097

The accompanying notes are an integral part of these financial statements.          73

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 0.6%
4,380	AAR Corp.	$87,294
16,580	Ceradyne, Inc.*	554,767
12,925	DigitalGlobe, Inc.*	263,670
1,116	Esterline Technologies Corp.*	62,384

		968,115

Air Freight & Logistics* – 0.4%
131,906	Pacer International, Inc.	621,277

Auto Components – 0.4%
5,322	Federal-Mogul Corp.*	89,729
7,796	Standard Motor Products, Inc.	121,228
29,078	Stoneridge, Inc.*	228,844
15,438	Superior Industries International, Inc.	282,361

		722,162

Beverages – 1.9%
141,545	National Beverage Corp.	2,394,941
9,581	The Boston Beer Co., Inc. Class A*(a)	847,727

		3,242,668

Biotechnology – 2.9%
43,561	Cubist Pharmaceuticals, Inc.*	1,647,041
29,677	Emergent Biosolutions, Inc.*	559,708
57,542	Enzon Pharmaceuticals, Inc.*	422,934
12,883	Maxygen, Inc.	76,010
378,256	Nabi Biopharmaceuticals*	695,991
29,106	PDL BioPharma, Inc.	176,673
143,555	Progenics Pharmaceuticals, Inc.*	943,156
12,394	United Therapeutics Corp.*	541,990

		5,063,503

Building Products – 0.7%
28,486	American Woodmark Corp.	484,547
29,225	Universal Forest Products, Inc.	820,346

		1,304,893

Capital Markets – 2.0%
2,970	Capital Southwest Corp.	261,390
36,035	GAMCO Investors, Inc. Class A	1,697,248
39,524	Gladstone Capital Corp.	325,678
42,290	Hercules Technology Growth Capital, Inc.	409,367
70,569	NGP Capital Resources Co.	524,328
76,498	Pzena Investment Management, Inc. Class A	331,236

		3,549,247

Chemicals – 2.3%
19,866	A. Schulman, Inc.	419,371
1,361	Airgas, Inc.	93,841
23,830	Flotek Industries, Inc.*	177,295
60,165	Kraton Performance Polymers, Inc.*	1,184,047
69,512	Spartech Corp.*	282,219
20,970	Stepan Co.	1,620,771
3,263	TPC Group, Inc.*	64,836
8,262	Zep, Inc.	125,913

		3,968,293

Commercial Banks – 6.0%
21,572	1st Source Corp.	518,591
225,525	CVB Financial Corp.	2,189,848
94,369	First Bancorp	1,196,599
14,083	First Bancorp, Inc.	202,654
24,102	First Interstate BancSystem, Inc.	304,649
73,138	Great Southern Bancorp, Inc.	1,454,715
148,543	International Bancshares Corp.	2,691,599
45,662	Popular, Inc.*	84,931
67,602	Renasant Corp.	974,821
26,734	Texas Capital Bancshares, Inc.*	748,552

		10,366,959

Commercial Services & Supplies – 0.8%
27,243	HNI Corp.	655,194
117,464	Kimball International, Inc. Class B	661,322

		1,316,516

Communications Equipment – 1.6%
6,986	Bel Fuse, Inc. Class B	124,910
167,977	Extreme Networks, Inc.*	495,532
22,897	PC-Tel, Inc.*	165,774
161,802	ShoreTel, Inc.*	946,542
213,627	Symmetricom, Inc.*	1,100,179

		2,832,937

Computers & Peripherals* – 1.7%
82,505	Electronics for Imaging, Inc.	1,237,575
143,784	Imation Corp.	966,228
314,760	Quantum Corp.	821,524

		3,025,327

Consumer Finance – 0.8%
155,016	Advance America Cash Advance Centers, Inc.	1,306,785

Distributors* – 0.1%
3,389	Core-Mark Holding Co., Inc.	113,498

Diversified Consumer Services* – 0.6%
23,231	Ascent Capital Group LLC Class A	1,056,778

Diversified Financial Services*(a) – 0.5%
144,651	Primus Guaranty Ltd.	844,762

Diversified Telecommunication Services – 0.1%
12,345	IDT Corp. Class B	141,967

Electric Utilities – 1.5%
9,293	El Paso Electric Co.	297,655
56,048	Pepco Holdings, Inc.	1,109,750
31,632	PNM Resources, Inc.	568,743
23,989	Portland General Electric Co.	588,690
3,010	The Empire District Electric Co.	60,110

		2,624,948

74          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – 1.5%
13,812	Encore Wire Corp.	$367,123
226,865	LSI Industries, Inc.	1,526,801
73,367	Vicor Corp.	671,308

		2,565,232

Electronic Equipment, Instruments & Components – 1.2%
65,564	Agilysys, Inc.*	556,638
54,765	Brightpoint, Inc.*	555,865
51,543	Methode Electronics, Inc.	478,835
72,993	RadiSys Corp.*	427,739
12,440	Vishay Intertechnology, Inc.*	133,730

		2,152,807

Energy Equipment & Services* – 0.8%
8,494	Complete Production Services, Inc.	278,603
53,873	Helix Energy Solutions Group, Inc.	972,947
10,537	ION Geophysical Corp.	80,292

		1,331,842

Food Products – 3.2%
62,634	Dole Food Co., Inc.*(a)	662,668
39,600	J&J Snack Foods Corp.	2,042,172
42,600	Lancaster Colony Corp.(a)	2,833,752

		5,538,592

Gas Utilities – 0.5%
6,092	Atmos Energy Corp.	209,077
1,842	New Jersey Resources Corp.	86,611
12,595	Southwest Gas Corp.	497,251
2,691	WGL Holdings, Inc.	115,202

		908,141

Health Care Equipment & Supplies – 2.3%
10,183	Align Technology, Inc.*	234,515
6,067	AngioDynamics, Inc.*	93,492
1,897	Atrion Corp.	426,825
24,914	Hill-Rom Holdings, Inc.	838,854
65,110	Invacare Corp.	1,461,720
13,360	Masimo Corp.	276,285
108,226	Medical Action Industries, Inc.*	567,104

		3,898,795

Health Care Providers & Services – 4.6%
29,383	AMN Healthcare Services, Inc.*	139,275
146,426	Assisted Living Concepts, Inc. Class A	2,080,713
2,690	Centene Corp.*	94,554
1,893	Coventry Health Care, Inc.*	60,216
34,794	Kindred Healthcare, Inc.*	405,350
1,067	Magellan Health Services, Inc.*	54,919
116,752	Molina Healthcare, Inc.*	2,472,807
84,151	PharMerica Corp.*(a)	1,312,756
30,523	Skilled Healthcare Group, Inc. Class A*	115,377
25,082	WellCare Health Plans, Inc.*	1,229,269

		7,965,236

Hotels, Restaurants & Leisure* – 4.0%
6,685	Biglari Holdings, Inc.	2,307,127
148,841	O’Charley’s, Inc.(a)	924,303
107,796	Papa John’s International, Inc.	3,639,193

		6,870,623

Household Durables – 1.6%
34,289	Blyth, Inc.	1,914,355
14,918	Hooker Furniture Corp.	144,705
19,942	iRobot Corp.*(a)	675,236

		2,734,296

Household Products* – 1.2%
231,916	Central Garden & Pet Co. Class A	2,038,542

Independent Power Producers & Energy Traders* – 0.1%
12,345	Genie Energy Ltd. Class B	102,464

Insurance – 1.5%
6,431	American Equity Investment Life Holding Co.	69,712
11,584	American Financial Group, Inc.	415,055
63,502	CNO Financial Group, Inc.*	396,887
35,995	Flagstone Reinsurance Holdings SA	305,598
9,933	Global Indemnity PLC*	200,547
81,320	Maiden Holdings Ltd.	662,758
20,081	Symetra Financial Corp.	186,151
8,208	W.R. Berkley Corp.	285,720

		2,522,428

Internet Software & Services – 2.3%
10,491	Internap Network Services Corp.*	59,589
15,723	LogMeIn, Inc.*	639,454
211,080	Marchex, Inc. Class B(a)	1,876,501
49,961	ModusLink Global Solutions, Inc.	208,837
128,046	RealNetworks, Inc.	1,249,729

		4,034,110

IT Services* – 2.1%
472,507	Ciber, Inc.	1,644,325
27,001	CSG Systems International, Inc.	384,494
613,275	Lionbridge Technologies, Inc.	1,661,975

		3,690,794

Life Sciences Tools & Services* – 0.0%
9,511	Affymetrix, Inc.	53,166

Machinery – 4.5%
59,517	Albany International Corp. Class A	1,344,489
14,706	Astec Industries, Inc.*	488,974
19,275	Briggs & Stratton Corp.	281,415
55,949	Kadant, Inc.*	1,211,296
29,148	Lydall, Inc.*	319,462
33,295	Miller Industries, Inc.	680,550
29,086	NACCO Industries, Inc. Class A	2,387,961
17,363	Tecumseh Products Co. Class A*	110,429
23,125	Tennant Co.	894,706

		7,719,282

The accompanying notes are an integral part of these financial statements.          75

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Media – 0.5%
30,479	Harte-Hanks, Inc.	$267,606
161,335	Journal Communications, Inc. Class A*	622,753

		890,359

Metals & Mining* – 0.6%
90,042	Golden Star Resources Ltd.	179,184
15,768	Hecla Mining Co.	98,865
30,852	Materion Corp.	815,727

		1,093,776

Multi-Utilities – 0.5%
3,399	Avista Corp.	86,505
10,377	Integrys Energy Group, Inc.	549,047
6,452	NorthWestern Corp.	222,271

		857,823

Multiline Retail – 1.2%
169,030	Fred’s, Inc. Class A	2,060,476

Oil, Gas & Consumable Fuels – 6.4%
37,811	Alon USA Energy, Inc.	287,364
1,262	Contango Oil & Gas Co.*	81,197
43,528	CVR Energy, Inc.*	1,077,753
23,746	Delek US Holdings, Inc.	343,842
43,282	HollyFrontier Corp.	1,328,325
3,659	Northern Oil and Gas, Inc.*	88,438
19,335	Oasis Petroleum, Inc.*	567,289
15,828	Rosetta Resources, Inc.*	701,813
119,544	Tesoro Corp.*(b)	3,100,971
54,668	USEC, Inc.*(a)	114,803
33,506	W&T Offshore, Inc.	659,733
169,048	Western Refining, Inc.*(a)	2,701,387

		11,052,915

Paper & Forest Products* – 0.8%
82,766	KapStone Paper and Packaging Corp.	1,357,362

Pharmaceuticals* – 0.9%
17,658	Jazz Pharmaceuticals, Inc.	687,956
2,267	Par Pharmaceutical Cos., Inc.	69,370
38,661	ViroPharma, Inc.	782,499

		1,539,825

Professional Services – 3.2%
57,440	CDI Corp.	754,187
16,303	Insperity, Inc.	420,291
171,952	Kelly Services, Inc. Class A	2,811,415
70,533	Kforce, Inc.*	900,001
113,425	Volt Information Sciences, Inc.*	714,578

		5,600,472

Real Estate Investment Trusts – 8.3%
7,068	DuPont Fabros Technology, Inc.	146,944
22,377	Equity Lifestyle Properties, Inc.	1,479,791
191,832	Franklin Street Properties Corp.	2,436,266
6,271	Getty Realty Corp.(a)	99,960
36,445	LTC Properties, Inc.	1,033,580
192,248	MPG Office Trust, Inc.*(a)	459,473
36,798	National Health Investors, Inc.	1,644,503
12,811	Post Properties, Inc.	526,276
2,114	PS Business Parks, Inc.	112,528
131,902	Rayonier, Inc.	5,504,270
8,748	SL Green Realty Corp.	603,525
5,984	Taubman Centers, Inc.	366,400

		14,413,516

Road & Rail – 1.9%
1,601	Dollar Thrifty Automotive Group, Inc.*	97,725
72,098	Marten Transport Ltd.	1,276,856
30,946	Universal Truckload Services, Inc.	480,282
60,373	Werner Enterprises, Inc.	1,430,840

		3,285,703

Semiconductors & Semiconductor Equipment – 2.2%
54,155	DSP Group, Inc.*	334,678
432,142	Lattice Semiconductor Corp.*	2,735,459
61,253	Micrel, Inc.	675,008

		3,745,145

Software – 6.9%
350,252	Accelrys, Inc.*	2,322,171
61,010	Blackbaud, Inc.	1,710,110
3,550	Kenexa Corp.*	81,188
79,035	Magma Design Automation, Inc.*	417,305
71,868	Manhattan Associates, Inc.*	3,043,610
29,449	MicroStrategy, Inc. Class A*	3,880,495
31,176	PROS Holdings, Inc.*	494,451

		11,949,330

Specialty Retail – 3.6%
36,611	Asbury Automotive Group, Inc.*	682,795
4,540	Dick’s Sporting Goods, Inc.*	177,469
27,119	Group 1 Automotive, Inc.	1,235,542
21,044	Lithia Motors, Inc. Class A	432,875
4,134	Select Comfort Corp.*	85,863
26,577	Shoe Carnival, Inc.*	725,286
122,585	Stage Stores, Inc.	1,916,003
9,962	Ulta Salon, Cosmetics & Fragrance, Inc.*	670,343
14,969	Zumiez, Inc.*	340,545

		6,266,721

Textiles, Apparel & Luxury Goods – 1.5%
28,512	Kenneth Cole Productions, Inc. Class A*	306,789
25,902	Oxford Industries, Inc.	1,023,129
35,064	Perry Ellis International, Inc.*	880,107
10,490	The Jones Group, Inc.	117,173
2,883	Under Armour, Inc. Class A*	243,354

		2,570,552

Thrifts & Mortgage Finance – 0.0%
9,465	Brookline Bancorp, Inc.	79,127

Tobacco* – 0.2%
123,905	Alliance One International, Inc.	330,826

76          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – 1.4%
38,433	Watsco, Inc.	$2,369,779

Wireless Telecommunication Services – 1.5%
193,557	USA Mobility, Inc.	2,529,790

TOTAL COMMON STOCKS
(Cost $130,608,705)		$169,190,482

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.2%
Repurchase Agreement – 2.2%
Joint Repurchase Agreement Account II
$3,800,000	0.121%	11/01/11	$3,800,000
(Cost $3,800,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $134,408,705)			$172,990,482

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 5.6%
Financial Square Money Market Fund
9,717,225	0.140%	$9,717,225
(Cost $9,717,225)

TOTAL INVESTMENTS – 105.7%
(Cost $144,125,930)		$182,707,707

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.7)%		(9,898,234)

NET ASSETS – 100.0%		$172,809,473

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on October 31, 2011. Additional information appears on page 93.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2011.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell 2000 Mini Index	41	December 2011	$3,031,130	$196,203

The accompanying notes are an integral part of these financial statements.          77

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 97.9%
Aerospace & Defense – 1.9%
3,333	Aerovironment, Inc.*	$110,089
4,152	BE Aerospace, Inc.*	156,655
4,265	Cubic Corp.	200,967
2,879	DigitalGlobe, Inc.*	58,732
7,718	Hexcel Corp.*	190,712
905	LMI Aerospace, Inc.*	18,199
4,899	Orbital Sciences Corp.*	75,738

		811,092

Air Freight & Logistics* – 0.5%
1,738	Atlas Air Worldwide Holdings, Inc.	66,948
26,224	Pacer International, Inc.	123,515

		190,463

Airlines – 0.6%
1,026	Alaska Air Group, Inc.*	68,260
833	Allegiant Travel Co.*	43,283
9,398	SkyWest, Inc.	126,027

		237,570

Auto Components – 1.0%
1,988	Dorman Products, Inc.*	75,762
5,956	Standard Motor Products, Inc.	92,616
7,132	Stoneridge, Inc.*	56,129
10,986	Superior Industries International, Inc.	200,934

		425,441

Automobiles – 0.1%
1,350	Thor Industries, Inc.	35,694
2,871	Winnebago Industries, Inc.*	23,370

		59,064

Beverages – 1.2%
5,943	National Beverage Corp.	100,556
4,559	The Boston Beer Co., Inc. Class A*(a)	403,380

		503,936

Biotechnology – 6.0%
1,950	Alkermes PLC*	34,106
7,162	Aveo Pharmaceuticals, Inc.*	115,022
7,376	Cepheid, Inc.*	264,651
3,302	Codexis, Inc.*	15,222
23,476	Cubist Pharmaceuticals, Inc.*	887,628
11,647	Emergent Biosolutions, Inc.*	219,662
2,815	Enzon Pharmaceuticals, Inc.*	20,690
12,611	Exelixis, Inc.*	97,483
6,931	Genomic Health, Inc.*	148,323
7,440	Maxygen, Inc.	43,896
3,906	Momenta Pharmaceuticals, Inc.*	57,809
40,408	Nabi Biopharmaceuticals*	74,351
1,740	Onyx Pharmaceuticals, Inc.*	71,218
35,613	PDL BioPharma, Inc.	216,171
10,385	Progenics Pharmaceuticals, Inc.*	68,229
690	Regeneron Pharmaceuticals, Inc.*	38,157
20,447	SciClone Pharmaceuticals, Inc.*	86,082
2,058	Seattle Genetics, Inc.*	45,276

		2,503,976

Building Products – 0.1%
1,751	Simpson Manufacturing Co., Inc.	53,686

Capital Markets – 0.5%
1,561	Cohen & Steers, Inc.	42,412
2,947	GAMCO Investors, Inc. Class A	138,804
5,100	Pzena Investment Management, Inc. Class A	22,083
1,481	Safeguard Scientifics, Inc.*	25,044

		228,343

Chemicals – 2.5%
4,033	Ferro Corp.*	26,094
2,901	Flotek Industries, Inc.*	21,583
1,266	Georgia Gulf Corp.*	22,915
507	Intrepid Potash, Inc.*	14,110
1,688	Koppers Holdings, Inc.	55,856
12,340	Kraton Performance Polymers, Inc.*	242,851
983	LSB Industries, Inc.*	34,828
1,497	OM Group, Inc.*	43,278
6,299	PolyOne Corp.	70,486
17,025	Senomyx, Inc.*	77,634
7,380	Spartech Corp.*	29,963
4,425	Stepan Co.	342,008
4,104	TPC Group, Inc.*	81,546

		1,063,152

Commercial Banks – 0.5%
904	Banner Corp.	15,883
3,596	Cathay General Bancorp	50,308
2,564	PacWest Bancorp	45,229
7,300	PrivateBancorp, Inc.	79,570
653	Signature Bank*	36,405

		227,395

Commercial Services & Supplies – 1.9%
5,928	Clean Harbors, Inc.*	345,425
14,571	HNI Corp.	350,432
2,234	Steelcase, Inc. Class A	16,554
2,486	United Stationers, Inc.	79,080

		791,491

Communications Equipment – 2.3%
1,157	Acme Packet, Inc.*	41,895
6,035	Aruba Networks, Inc.*	142,969
1,333	Blue Coat Systems, Inc.*	21,461
2,011	Calix, Inc.*	17,516
12,222	Extreme Networks, Inc.*	36,055
13,089	Infinera Corp.*	95,681
9,764	Plantronics, Inc.	326,215
7,378	Riverbed Technology, Inc.*	203,485
10,317	ShoreTel, Inc.*	60,355

		945,632

Computers & Peripherals – 1.4%
2,669	Imation Corp.*	17,936
65,560	Quantum Corp.*	171,112
4,407	Silicon Graphics International Corp.*	63,725
3,604	Super Micro Computer, Inc.*	57,664

78          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)
Computers & Peripherals – (continued)

5,341	Synaptics, Inc.*(a)	$180,472
5,643	Xyratex Ltd.	76,970

		567,879

Consumer Finance – 1.1%
36,905	Advance America Cash Advance Centers, Inc.	311,109
1,196	Green Dot Corp. Class A*	39,073
1,504	World Acceptance Corp.*	101,746

		451,928

Distributors* – 0.4%
6,567	Audiovox Corp. Class A	46,691
3,854	Core-Mark Holding Co., Inc.	129,071

		175,762

Diversified Consumer Services – 0.4%
1,357	Capella Education Co.*	47,237
1,352	Regis Corp.	22,119
1,345	Sotheby’s	47,371
832	Weight Watchers International, Inc.	62,084

		178,811

Diversified Financial Services – 0.4%
3,394	Compass Diversified Holdings	44,326
716	Portfolio Recovery Associates, Inc.*	50,220
13,681	Primus Guaranty Ltd.*(a)	79,897

		174,443

Diversified Telecommunication Services* – 0.3%
15,032	Cbeyond, Inc.	123,863
4,971	Vonage Holdings Corp.	16,653

		140,516

Electrical Equipment – 1.8%
4,945	Coleman Cable, Inc.*	50,291
1,856	Franklin Electric Co., Inc.	85,227
2,912	Generac Holdings, Inc.*	66,568
602	General Cable Corp.*	16,880
4,785	II-VI, Inc.*	90,963
333	Polypore International, Inc.*	17,466
10,297	Vicor Corp.	94,218
9,739	Woodward Governor Co.	329,957

		751,570

Electronic Equipment, Instruments & Components – 2.0%
10,334	Benchmark Electronics, Inc.*	141,989
15,783	Brightpoint, Inc.*	160,198
7,365	Insight Enterprises, Inc.*	124,469
11,870	Methode Electronics, Inc.	110,272
1,827	National Instruments Corp.	48,799
6,979	RadiSys Corp.*	40,897
19,651	Vishay Intertechnology, Inc.*	211,248

		837,872

Energy Equipment & Services* – 1.3%
6,052	Complete Production Services, Inc.	198,505
3,391	Dril-Quip, Inc.	220,754
10,526	Exterran Holdings, Inc.	99,997
6,011	ION Geophysical Corp.	45,804

		565,060

Food & Staples Retailing – 0.8%
1,864	PriceSmart, Inc.	141,739
8,059	SUPERVALU, Inc.	64,633
1,258	The Fresh Market, Inc.*	50,320
11,248	Winn-Dixie Stores, Inc.*	71,312

		328,004

Food Products – 2.4%
965	Diamond Foods, Inc.	63,449
3,622	Dole Food Co., Inc.*	38,321
13,724	Lancaster Colony Corp.(a)	912,920

		1,014,690

Health Care Equipment & Supplies – 5.2%
21,057	Align Technology, Inc.*	484,943
2,479	Analogic Corp.	134,064
3,028	ICU Medical, Inc.*	119,031
13,783	Invacare Corp.	309,428
21,833	Masimo Corp.	451,507
4,962	Medical Action Industries, Inc.*	26,001
3,921	Meridian Bioscience, Inc.	71,441
5,078	Sirona Dental Systems, Inc.*	243,236
8,335	STERIS Corp.	258,218
7,469	Vascular Solutions, Inc.*	79,246

		2,177,115

Health Care Providers & Services* – 4.4%
1,589	AMERIGROUP Corp.	88,396
5,300	AMN Healthcare Services, Inc.	25,122
3,039	Centene Corp.	106,821
2,720	CorVel Corp.	140,271
2,927	Coventry Health Care, Inc.	93,108
9,394	Health Net, Inc.	261,059
8,135	Kindred Healthcare, Inc.	94,773
2,179	Magellan Health Services, Inc.	112,153
18,272	Molina Healthcare, Inc.	387,001
12,710	PharMerica Corp.	198,276
5,450	Skilled Healthcare Group, Inc. Class A	20,601
6,836	WellCare Health Plans, Inc.	335,032

		1,862,613

Health Care Technology* – 0.9%
11,226	MedAssets, Inc.	119,669
9,578	Medidata Solutions, Inc.	172,213
1,905	SXC Health Solutions Corp.	89,192

		381,074

Hotels, Restaurants & Leisure – 3.6%
522	Biglari Holdings, Inc.*	180,153
10,503	Domino’s Pizza, Inc.*	336,411
2,845	McCormick & Schmick’s Seafood Restaurants, Inc.*	19,062
6,173	Multimedia Games, Inc.*	40,804

The accompanying notes are an integral part of these financial statements.          79

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)

5,297	O’Charley’s, Inc.*	$32,894
2,748	P.F. Chang’s China Bistro, Inc.	85,463
11,330	Papa John’s International, Inc.*	382,501
1,835	Peet’s Coffee & Tea, Inc.*	116,926
3,376	Red Robin Gourmet Burgers, Inc.*	84,636
13,027	Texas Roadhouse, Inc.	186,677
3,209	Town Sports International Holdings, Inc.*	27,854
1,251	WMS Industries, Inc.*	27,409

		1,520,790

Household Durables – 1.2%
2,906	Blyth, Inc.	162,242
1,415	Harman International Industries, Inc.	61,071
6,872	iRobot Corp.*	232,686
903	Tempur-Pedic International, Inc.*	61,458

		517,457

Household Products* – 0.1%
3,827	Central Garden & Pet Co. Class A	33,639

Insurance – 0.1%
930	Global Indemnity PLC*	18,776
1,158	OneBeacon Insurance Group Ltd. Class A	17,625

		36,401

Internet & Catalog Retail – 0.3%
1,987	Blue Nile, Inc.*(a)	89,673
1,454	Nutrisystem, Inc.	17,972

		107,645

Internet Software & Services – 2.3%
3,626	Liquidity Services, Inc.*	118,063
7,716	LivePerson, Inc.*	97,145
7,699	LogMeIn, Inc.*	313,118
14,917	Marchex, Inc. Class B	132,612
3,658	ModusLink Global Solutions, Inc.	15,290
10,960	RealNetworks, Inc.	106,970
4,145	Saba Software, Inc.*	28,766
9,642	ValueClick, Inc.*	169,699

		981,663

IT Services – 1.8%
5,186	Convergys Corp.*	55,490
5,904	CSG Systems International, Inc.*	84,073
40,706	Lionbridge Technologies, Inc.*	110,313
1,465	ManTech International Corp. Class A	51,465
13,400	TeleTech Holdings, Inc.*	234,232
5,450	VeriFone Systems, Inc.*	230,045

		765,618

Leisure Equipment & Products – 0.4%
2,565	Polaris Industries, Inc.	162,467

Life Sciences Tools & Services* – 0.6%
36,801	Affymetrix, Inc.	205,717
6,109	eResearchTechnology, Inc.	31,217

		236,934

Machinery – 3.6%
1,424	AGCO Corp.*	62,414
1,451	Alamo Group, Inc.	34,606
3,687	Altra Holdings, Inc.*	54,199
3,325	Astec Industries, Inc.*	110,556
8,704	Briggs & Stratton Corp.	127,079
2,064	Colfax Corp.*(a)	52,137
1,660	Douglas Dynamics, Inc.	24,933
542	Kaydon Corp.	17,051
12,473	Lydall, Inc.*	136,704
3,811	Met-Pro Corp.	34,337
3,966	Mueller Industries, Inc.	160,425
2,229	NACCO Industries, Inc. Class A	183,001
4,487	Sauer-Danfoss, Inc.*	173,737
2,206	Tecumseh Products Co. Class A*	14,030
4,264	Tennant Co.	164,974
326	The Toro Co.	17,617
2,467	TriMas Corp.*	48,082
1,946	Twin Disc, Inc.	75,699

		1,491,581

Media* – 0.5%
1,468	Clear Channel Outdoor Holdings, Inc. Class A	16,148
1,553	DG Fastchannel, Inc.	28,948
3,345	Entercom Communications Corp. Class A	21,943
13,571	Journal Communications, Inc. Class A	52,384
7,053	Pandora Media, Inc.(a)	111,438

		230,861

Metals & Mining* – 1.0%
50,500	Golden Star Resources Ltd.	100,495
34,730	Hecla Mining Co.	217,757
9,530	Noranda Aluminum Holding Corp.	88,248

		406,500

Oil, Gas & Consumable Fuels – 8.3%
27,144	Alon USA Energy, Inc.	206,294
1,282	Contango Oil & Gas Co.*	82,484
12,109	CVR Energy, Inc.*	299,819
13,441	Delek US Holdings, Inc.	194,626
3,579	Energy Partners Ltd.*	51,323
11,214	HollyFrontier Corp.	344,157
8,186	Oasis Petroleum, Inc.*	240,177
5,903	PetroQuest Energy, Inc.*	43,033
2,958	Rosetta Resources, Inc.*	131,158
1,481	Targa Resources, Corp.	49,969
26,199	Tesoro Corp.*	679,602
29,897	W&T Offshore, Inc.	588,672
14,526	Warren Resources, Inc.*	45,466
34,164	Western Refining, Inc.*(a)	545,941

		3,502,721

Personal Products* – 0.8%
2,740	Elizabeth Arden, Inc.	93,927
7,884	Medifast, Inc.(a)	129,613
2,665	USANA Health Sciences, Inc.(a)	92,209

		315,749

80          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals* – 1.8%
5,016	Jazz Pharmaceuticals, Inc.	$195,423
6,402	Obagi Medical Products, Inc.	60,435
4,653	Questcor Pharmaceuticals, Inc.	188,958
4,370	The Medicines Co.	81,807
11,408	ViroPharma, Inc.	230,898

		757,521

Professional Services – 1.9%
853	Acacia Research — Acacia Technologies*	33,983
6,984	CDI Corp.	91,700
2,679	Heidrick & Struggles International, Inc.	52,991
5,801	Insperity, Inc.	149,550
21,322	Kelly Services, Inc. Class A	348,615
3,660	Kforce, Inc.*	46,701
2,879	Mistras Group, Inc.*	62,762

		786,302

Real Estate Investment Trusts – 3.9%
6,223	Apartment Investment & Management Co. Class A	153,521
3,717	DuPont Fabros Technology, Inc.	77,276
3,427	Equity Lifestyle Properties, Inc.	226,627
420	Federal Realty Investment Trust	37,279
3,249	First Industrial Realty Trust, Inc.*	32,003
5,620	Getty Realty Corp.	89,583
2,376	Healthcare Realty Trust, Inc.	44,883
3,316	LTC Properties, Inc.	94,042
5,376	National Health Investors, Inc.	240,253
1,122	Post Properties, Inc.	46,092
4,497	Potlatch Corp.	146,063
2,973	PS Business Parks, Inc.	158,253
5,290	Rayonier, Inc.	220,752
547	SL Green Realty Corp.	37,737
233	Taubman Centers, Inc.	14,267

		1,618,631

Road & Rail – 1.2%
6,395	Avis Budget Group, Inc.*	90,169
10,366	Celadon Group, Inc.	114,130
5,130	Heartland Express, Inc.	68,793
2,336	Roadrunner Transportation Systems, Inc.*	38,988
3,455	Universal Truckload Services, Inc.	53,622
4,997	Werner Enterprises, Inc.	118,429

		484,131

Semiconductors & Semiconductor Equipment – 3.7%
18,480	Integrated Device Technology, Inc.*	112,358
82,727	Lattice Semiconductor Corp.*	523,662
4,537	LTX-Credence Corp.*	28,719
26,786	Micrel, Inc.	295,182
3,090	Netlogic Microsystems, Inc.*	152,028
21,540	PLX Technology, Inc.*	70,005
21,181	RF Micro Devices, Inc.*	155,468
4,809	Standard Microsystems Corp.*	119,071
5,528	Tessera Technologies, Inc.*	76,121

		1,532,614

Software – 10.1%
11,231	Accelrys, Inc.*	74,462
4,699	Actuate Corp.*	30,543
11,397	Advent Software, Inc.*(b)	312,278
13,613	Blackbaud, Inc.	381,572
4,013	Bottomline Technologies, Inc.*	97,476
10,017	CommVault Systems, Inc.*	426,524
2,563	Deltek, Inc.*	18,864
1,066	ePlus, Inc.*	28,953
2,087	Fortinet, Inc.*	48,126
7,054	Kenexa Corp.*	161,325
25,956	Magma Design Automation, Inc.*	137,048
9,466	Manhattan Associates, Inc.*	400,885
11,050	Mentor Graphics Corp.*	125,528
4,685	MicroStrategy, Inc. Class A*	617,342
2,562	OPNET Technologies, Inc.	112,062
3,281	Pegasystems, Inc.	123,989
3,926	PROS Holdings, Inc.*	62,266
3,203	QAD, Inc. Class A*	37,027
1,838	QLIK Technologies, Inc.*	52,512
15,395	Quest Software, Inc.*	270,798
2,233	SeaChange International, Inc.*	18,846
2,827	Solarwinds, Inc.*	81,587
3,427	Taleo Corp. Class A*	111,035
3,533	TeleNav, Inc.*	30,278
7,597	The Ultimate Software Group, Inc.*	457,187

		4,218,513

Specialty Retail – 4.3%
1,546	Barnes & Noble, Inc.	18,969
3,676	Body Central Corp.*	77,196
1,052	Cabela’s, Inc.*	26,216
2,308	Genesco, Inc.*	136,033
6,210	Group 1 Automotive, Inc.	282,928
7,098	Hot Topic, Inc.	53,661
7,480	Lithia Motors, Inc. Class A	153,864
6,695	Rue21, Inc.*	178,355
5,997	Select Comfort Corp.*	124,558
4,982	Sonic Automotive, Inc. Class A	73,086
6,198	Ulta Salon, Cosmetics & Fragrance, Inc.*	417,063
773	Vitamin Shoppe, Inc.*	29,150
9,589	Zale Corp.*(a)	35,383
8,828	Zumiez, Inc.*	200,837

		1,807,299

Textiles, Apparel & Luxury Goods – 2.1%
2,521	Crocs, Inc.*	44,546
1,795	Fossil, Inc.*	186,070
6,708	Oxford Industries, Inc.	264,966
2,259	Perry Ellis International, Inc.*	56,701
2,521	Under Armour, Inc. Class A*	212,797
2,301	Vera Bradley, Inc.*(a)	104,235

		869,315

Trading Companies & Distributors – 1.7%
5,760	Applied Industrial Technologies, Inc.	193,651
4,060	Beacon Roofing Supply, Inc.*	74,826

The accompanying notes are an integral part of these financial statements.          81

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Trading Companies & Distributors – (continued)

381	MSC Industrial Direct Co., Inc. Class A	$25,912
7,103	Watsco, Inc.	437,971

		732,360

Wireless Telecommunication Services – 0.7%
22,332	USA Mobility, Inc.	291,879

TOTAL COMMON STOCKS
(Cost $33,884,110)		$41,057,169

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.4%
Repurchase Agreement – 2.4%
Joint Repurchase Agreement Account II
$1,000,000	0.121%	11/01/11	$1,000,000
(Cost $1,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $34,884,110)			$42,057,169

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 5.1%
Financial Square Money Market Fund
2,141,850	0.140%	$2,141,850
(Cost $2,141,850)

TOTAL INVESTMENTS – 105.4%
(Cost $37,025,960)		$44,199,019

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.4)%		(2,263,772)

NET ASSETS – 100.0%		$41,935,247

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on October 31, 2011. Additional information appears on page 93.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2011.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell 2000 Mini Index	11	December 2011	$813,230	$60,433

82          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 97.6%
Aerospace & Defense – 2.5%
2,317	AAR Corp.	$46,178
5,677	Aerovironment, Inc.*	187,511
2,986	Alliant Techsystems, Inc.	173,427
5,497	BE Aerospace, Inc.*	207,402
23,312	Ceradyne, Inc.*	780,019
3,950	Cubic Corp.	186,124
10,593	Curtiss-Wright Corp.	347,239
5,716	DigitalGlobe, Inc.*	116,606
6,419	Ducommun, Inc.	91,599
1,072	Esterline Technologies Corp.*	59,925
19,179	Hexcel Corp.*	473,913
11,550	LMI Aerospace, Inc.*	232,270
9,806	Orbital Sciences Corp.*	151,601
3,646	Teledyne Technologies, Inc.*	198,598

		3,252,412

Air Freight & Logistics* – 0.0%
1,123	Atlas Air Worldwide Holdings, Inc.	43,258

Airlines – 1.1%
7,692	Alaska Air Group, Inc.*	511,749
775	Allegiant Travel Co.*	40,269
65,752	SkyWest, Inc.	881,734

		1,433,752

Auto Components – 0.6%
18,088	Modine Manufacturing Co.*	191,190
22,870	Spartan Motors, Inc.	112,063
28,666	Superior Industries International, Inc.	524,301

		827,554

Automobiles – 0.0%
1,549	Thor Industries, Inc.	40,956

Beverages – 0.5%
14,754	National Beverage Corp.	249,638
5,034	The Boston Beer Co., Inc. Class A*(a)	445,408

		695,046

Biotechnology* – 0.4%
1,597	Cubist Pharmaceuticals, Inc.	60,382
18,073	Emergent Biosolutions, Inc.	340,857
10,307	Enzon Pharmaceuticals, Inc.	75,756
33,046	Nabi Biopharmaceuticals	60,805

		537,800

Building Products – 0.8%
7,390	American Woodmark Corp.	125,704
10,667	Fortune Brands Home & Security, Inc.*	154,992
4,493	Quanex Building Products Corp.	66,272
5,484	Simpson Manufacturing Co., Inc.	168,139
17,307	Universal Forest Products, Inc.	485,807

		1,000,914

Capital Markets – 3.0%
2,248	Arlington Asset Investment Corp. Class A	51,884
32,716	BlackRock Kelso Capital Corp.	279,395
1,932	Capital Southwest Corp.(b)	170,035
14,483	GAMCO Investors, Inc. Class A	682,149
25,395	Gladstone Capital Corp.	209,255
6,973	Golub Capital BDC, Inc.(a)	108,221
66,063	Hercules Technology Growth Capital, Inc.	639,490
10,303	INTL FCStone, Inc.*	249,745
13,175	MVC Capital, Inc.	170,353
81,617	NGP Capital Resources Co.	606,414
18,325	Safeguard Scientifics, Inc.*	309,876
44,217	TICC Capital Corp.	393,973

		3,870,790

Chemicals – 2.5%
33,731	A. Schulman, Inc.	712,061
5,556	Georgia Gulf Corp.*	100,564
6,180	Innophos Holdings, Inc.	271,858
31,185	Kraton Performance Polymers, Inc.*	613,721
1,219	Minerals Technologies, Inc.	66,850
19,338	OM Group, Inc.*	559,061
40,895	PolyOne Corp.	457,615
29,178	Spartech Corp.*	118,463
2,843	Stepan Co.	219,735
2,656	TPC Group, Inc.*	52,775

		3,172,703

Commercial Banks – 11.3%
10,558	1st Source Corp.	253,814
33,259	Banco Latinoamericano de Comercio Exterior SA Class E	540,459
6,008	Cathay General Bancorp	84,052
2,643	City National Corp.	112,116
139,861	CVB Financial Corp.	1,358,050
3,854	East West Bancorp, Inc.	75,037
19,102	F.N.B. Corp.	192,739
28,175	First Bancorp	357,259
31,009	First Financial Bancorp	508,548
44,542	First Interstate BancSystem, Inc.	563,011
31,953	FirstMerit Corp.	447,662
11,590	Fulton Financial Corp.	109,410
39,696	Glacier Bancorp, Inc.	450,550
17,468	Great Southern Bancorp, Inc.	347,438
2,293	Home Bancshares, Inc.	53,771
122,727	International Bancshares Corp.	2,223,813
107,020	Investors Bancorp, Inc.*	1,485,438
6,175	Lakeland Financial Corp.	147,521
7,914	National Penn Bancshares, Inc.	61,729
2,656	PacWest Bancorp	46,852
4,164	Park National Corp.(a)	248,632
55,825	Popular, Inc.*	103,834
20,392	PrivateBancorp, Inc.	222,273
8,486	Prosperity Bancshares, Inc.	326,626
33,225	Renasant Corp.(a)	479,104
27,147	Southwest Bancorp, Inc.*	127,591
24,531	Susquehanna Bancshares, Inc.	178,095
22,100	SVB Financial Group*	1,015,274
3,931	TCF Financial Corp.	41,826

The accompanying notes are an integral part of these financial statements.          83

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Commercial Banks – (continued)

48,955	Texas Capital Bancshares, Inc.*	$1,370,740
3,912	TriCo Bancshares	58,015
3,076	Trustmark Corp.	68,103
14,440	Umpqua Holdings Corp.	165,338
10,931	United Bankshares, Inc.(a)	259,502
3,151	Webster Financial Corp.	61,886
84,003	Wilshire Bancorp, Inc.*	287,290
4,982	Wintrust Financial Corp.	143,880

		14,577,278

Commercial Services & Supplies – 0.8%
9,364	Copart, Inc.*	407,802
43,463	Kimball International, Inc. Class B	244,697
3,993	The Geo Group, Inc.*	72,792
11,447	United Stationers, Inc.	364,129

		1,089,420

Communications Equipment – 1.2%
3,573	Blue Coat Systems, Inc.*	57,525
8,656	Calix, Inc.*	75,394
5,835	EchoStar Corp. Class A*	153,811
95,179	Extreme Networks, Inc.*	280,778
4,094	Plantronics, Inc.	136,780
17,375	Riverbed Technology, Inc.*	479,202
65,958	Symmetricom, Inc.*	339,684

		1,523,174

Computers & Peripherals* – 1.3%
46,971	Electronics for Imaging, Inc.	704,565
67,110	Imation Corp.	450,979
147,927	Quantum Corp.	386,090
7,659	Silicon Graphics International Corp.	110,749

		1,652,383

Construction & Engineering* – 0.1%
2,233	URS Corp.	79,718

Consumer Finance – 0.4%
64,305	Advance America Cash Advance Centers, Inc.	542,091

Distributors* – 0.1%
2,678	Core-Mark Holding Co., Inc.	89,686

Diversified Consumer Services* – 0.4%
9,071	Ascent Capital Group LLC Class A	412,640
3,764	Universal Technical Institute, Inc.	53,750

		466,390

Diversified Financial Services – 0.5%
7,883	Compass Diversified Holdings	102,952
85,559	Primus Guaranty Ltd.*(a)	499,665

		602,617

Diversified Telecommunication Services* – 0.2%
19,258	IDT Corp. Class B	221,467

Electric Utilities – 3.3%
3,006	El Paso Electric Co.	96,282
13,420	Great Plains Energy, Inc.	278,331
1,154	IDACORP, Inc.	46,598
10,021	Pepco Holdings, Inc.	198,416
108,000	PNM Resources, Inc.	1,941,840
68,589	Portland General Electric Co.	1,683,174
1,702	Unisource Energy Corp.	63,451

		4,308,092

Electrical Equipment – 0.7%
9,209	Encore Wire Corp.	244,775
2,846	Generac Holdings, Inc.*	65,060
69,049	LSI Industries, Inc.	464,700
11,900	Vicor Corp.	108,885

		883,420

Electronic Equipment, Instruments & Components – 1.7%
35,155	Agilysys, Inc.*	298,466
16,540	CTS Corp.	153,491
36,047	Insight Enterprises, Inc.*	609,195
47,990	Methode Electronics, Inc.	445,827
8,012	Newport Corp.*	110,966
16,737	RadiSys Corp.*	98,079
38,447	Vishay Intertechnology, Inc.*	413,305

		2,129,329

Energy Equipment & Services* – 0.5%
7,002	Complete Production Services, Inc.	229,666
5,412	Dawson Geophysical Co.	156,407
6,618	Exterran Holdings, Inc.	62,871
6,779	Newpark Resources, Inc.	60,536
14,910	Union Drilling, Inc.	111,676

		621,156

Food & Staples Retailing – 0.7%
7,139	Ingles Markets, Inc. Class A	107,799
44,057	SUPERVALU, Inc.(a)	353,337
9,301	Susser Holdings Corp.*	204,250
1,616	The Fresh Market, Inc.*	64,640
36,380	Winn-Dixie Stores, Inc.*	230,649

		960,675

Food Products – 1.8%
5,481	Dean Foods Co.*	53,275
80,513	Dole Food Co., Inc.*(a)	851,828
5,049	Flowers Foods, Inc.	101,939
17,937	Fresh Del Monte Produce, Inc.	456,676
12,750	Lancaster Colony Corp.(a)	848,130

		2,311,848

Gas Utilities – 2.2%
2,452	New Jersey Resources Corp.	115,293
68,365	Southwest Gas Corp.	2,699,050

		2,814,343

84          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – 0.3%
3,925	Align Technology, Inc.*	$90,393
10,376	Invacare Corp.	232,941
12,852	Medical Action Industries, Inc.*	67,344

		390,678

Health Care Providers & Services – 3.4%
17,712	Assisted Living Concepts, Inc. Class A	251,688
3,469	Centene Corp.*	121,935
2,375	Health Net, Inc.*	66,001
41,420	Kindred Healthcare, Inc.*	482,543
22,109	Magellan Health Services, Inc.*	1,137,950
48,694	Molina Healthcare, Inc.*	1,031,339
22,355	Skilled Healthcare Group, Inc. Class A*	84,502
43,163	Universal American Corp.	496,374
14,157	WellCare Health Plans, Inc.*	693,835

		4,366,167

Hotels, Restaurants & Leisure* – 1.9%
2,778	Biglari Holdings, Inc.	958,744
7,482	Boyd Gaming Corp.(a)	48,483
16,397	Domino’s Pizza, Inc.	525,196
60,496	O’Charley’s, Inc.	375,680
16,395	Papa John’s International, Inc.	553,495

		2,461,598

Household Durables – 1.3%
15,341	Blyth, Inc.	856,488
6,605	CSS Industries, Inc.	139,233
4,374	Harman International Industries, Inc.	188,782
15,754	Hooker Furniture Corp.	152,814
1,513	Mohawk Industries, Inc.*	79,660
3,933	Tempur-Pedic International, Inc.*	267,680

		1,684,657

Household Products* – 0.4%
61,857	Central Garden & Pet Co. Class A	543,723

Independent Power Producers & Energy Traders* – 0.2%
14,244	Dynegy, Inc.	52,276
19,258	Genie Energy Ltd. Class B	159,841

		212,117

Industrial Conglomerates – 0.3%
125	Seaboard Corp.	274,750
4,608	Tredegar Corp.	89,257

		364,007

Insurance – 4.5%
8,007	Allied World Assurance Co. Holdings Ltd.	465,207
34,961	American Equity Investment Life Holding Co.	378,977
3,228	American Financial Group, Inc.	115,659
15,556	Aspen Insurance Holdings Ltd.	412,078
103,413	CNO Financial Group, Inc.*	646,331
137,179	Flagstone Reinsurance Holdings SA	1,164,650
15,488	Global Indemnity PLC*	312,703
5,252	Kansas City Life Insurance Co.	176,047
70,094	Maiden Holdings Ltd.	571,266
3,357	Mercury General Corp.	145,358
28,529	Montpelier Re Holdings Ltd.	499,257
8,928	Presidential Life Corp.	88,566
2,086	StanCorp Financial Group, Inc.	70,799
14,769	Symetra Financial Corp.	136,908
3,616	Tower Group, Inc.	85,808
8,249	United Fire & Casualty Co.	155,164
11,096	W.R. Berkley Corp.	386,252

		5,811,030

Internet & Catalog Retail – 0.2%
1,091	Blue Nile, Inc.*	49,237
24,857	Gaiam, Inc.	96,197
4,587	Nutrisystem, Inc.	56,695

		202,129

Internet Software & Services – 0.8%
72,386	Marchex, Inc. Class B(a)	643,511
32,793	RealNetworks, Inc.	320,060

		963,571

IT Services – 1.8%
13,922	Acxiom Corp.*	183,631
2,466	CACI International, Inc. Class A*	135,359
133,641	Ciber, Inc.*	465,071
30,060	Convergys Corp.*	321,642
7,874	CSG Systems International, Inc.*	112,126
2,339	Heartland Payment Systems, Inc.	50,897
2,314	Jack Henry & Associates, Inc.	74,997
66,490	Lionbridge Technologies, Inc.*	180,188
7,763	ManTech International Corp. Class A	272,714
1,292	MAXIMUS, Inc.	52,119
3,914	Sapient Corp.	48,377
11,157	TeleTech Holdings, Inc.*	195,024
5,611	VeriFone Systems, Inc.*	236,840

		2,328,985

Leisure Equipment & Products – 0.1%
30,199	Callaway Golf Co.	175,456

Life Sciences Tools & Services* – 0.5%
99,481	Affymetrix, Inc.	556,099
23,292	Albany Molecular Research, Inc. Class A	74,767

		630,866

Machinery – 3.6%
1,184	AGCO Corp.*	51,895
23,411	Albany International Corp. Class A	528,855
4,117	American Railcar Industries, Inc.*	90,821
9,361	Astec Industries, Inc.*	311,253
28,384	Briggs & Stratton Corp.	414,406
9,136	EnPro Industries, Inc.*	314,644
20,596	Kadant, Inc.*	445,903
32,415	Miller Industries, Inc.	662,563
23,386	Mueller Industries, Inc.	945,964

The accompanying notes are an integral part of these financial statements.          85

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)

9,732	NACCO Industries, Inc. Class A	$798,997
22,287	Tecumseh Products Co. Class A*	141,745

		4,707,046

Media* – 0.5%
3,489	DG Fastchannel, Inc.	65,035
82,292	Journal Communications, Inc. Class A	317,647
14,403	Live Nation Entertainment, Inc.	135,244
10,863	Pandora Media, Inc.(a)	171,636

		689,562

Metals & Mining – 1.0%
26,236	Hecla Mining Co.*	164,500
11,757	Kaiser Aluminum Corp.	546,230
16,920	Materion Corp.*	447,365
3,983	Olympic Steel, Inc.	81,452

		1,239,547

Multi-Utilities – 1.0%
5,299	Alliant Energy Corp.	216,093
26,083	Black Hills Corp.(a)	879,258
1,607	NorthWestern Corp.	55,361
3,548	NSTAR	159,980

		1,310,692

Multiline Retail – 0.9%
3,892	99 Cents Only Stores*	84,846
64,292	Fred’s, Inc. Class A	783,719
27,147	Saks, Inc.*(a)	286,944

		1,155,509

Oil, Gas & Consumable Fuels – 5.1%
28,123	Alon USA Energy, Inc.	213,735
2,261	Contango Oil & Gas Co.*	145,473
9,120	CVR Energy, Inc.*	225,811
25,184	Delek US Holdings, Inc.	364,664
4,476	Energy Partners Ltd.*	64,186
9,896	HollyFrontier Corp.	303,708
6,272	Oasis Petroleum, Inc.*	184,020
46,819	PetroQuest Energy, Inc.*(a)	341,311
3,328	REX American Resources Corp.*	60,703
2,614	Targa Resources, Corp.	88,196
78,821	Tesoro Corp.*(b)	2,044,617
68,947	USEC, Inc.*(a)	144,789
59,692	W&T Offshore, Inc.	1,175,335
78,520	Western Refining, Inc.*(a)	1,254,750

		6,611,298

Paper & Forest Products* – 1.0%
22,837	Clearwater Paper Corp.	756,590
35,575	KapStone Paper and Packaging Corp.	583,430

		1,340,020

Personal Products* – 0.5%
8,813	Medifast, Inc.(a)	144,886
51,422	Prestige Brands Holdings, Inc.	544,045

		688,931

Pharmaceuticals* – 0.7%
5,123	Jazz Pharmaceuticals, Inc.	199,592
37,355	ViroPharma, Inc.	756,065

		955,657

Professional Services – 1.3%
30,594	CDI Corp.	401,699
6,274	Heidrick & Struggles International, Inc.	124,100
61,355	Kelly Services, Inc. Class A	1,003,154
4,651	Manpower, Inc.	200,644

		1,729,597

Real Estate Investment Trusts – 13.2%
7,962	Acadia Realty Trust	164,973
19,980	Agree Realty Corp.	477,722
32,756	American Campus Communities, Inc.	1,275,191
3,891	Apartment Investment & Management Co. Class A	95,991
18,322	Ashford Hospitality Trust	163,066
4,753	Chatham Lodging Trust	53,471
14,542	DuPont Fabros Technology, Inc.	302,328
2,379	EastGroup Properties, Inc.	103,748
30,030	Equity Lifestyle Properties, Inc.	1,985,884
5,225	Excel Trust, Inc.	54,915
53,301	Extra Space Storage, Inc.	1,200,872
2,104	Federal Realty Investment Trust	186,751
87,707	Franklin Street Properties Corp.	1,113,879
13,657	Getty Realty Corp.(a)	217,693
48,812	Healthcare Realty Trust, Inc.	922,059
38,707	LTC Properties, Inc.	1,097,730
158,406	MPG Office Trust, Inc.*(a)	378,590
23,310	National Health Investors, Inc.	1,041,724
23,342	National Retail Properties, Inc.	636,069
53,953	OMEGA Healthcare Investors, Inc.	958,205
3,737	One Liberty Properties, Inc.	60,764
1,070	Post Properties, Inc.	43,956
51,309	Potlatch Corp.	1,666,516
11,438	PS Business Parks, Inc.	608,845
38,001	Rayonier, Inc.	1,585,782
12,083	Universal Health Realty Income Trust	458,791
8,748	Urstadt Biddle Properties Class A	156,064

		17,011,579

Road & Rail – 1.4%
2,698	Con-way, Inc.	79,510
10,344	Heartland Express, Inc.	138,713
4,404	Knight Transportation, Inc.	66,941
1,627	Landstar System, Inc.	72,613
13,865	Universal Truckload Services, Inc.	215,185
50,512	Werner Enterprises, Inc.	1,197,134

		1,770,096

Semiconductors & Semiconductor Equipment* – 2.0%
28,303	DSP Group, Inc.	174,913
240,141	Lattice Semiconductor Corp.	1,520,092
25,636	Photronics, Inc.	160,738
95,647	Silicon Image, Inc.	615,967

86          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment* – (continued)

3,194	Standard Microsystems Corp.	$79,083
3,211	Tessera Technologies, Inc.	44,215

		2,595,008

Software – 2.4%
48,238	Accelrys, Inc.*	319,818
10,696	Fortinet, Inc.*	246,650
64,766	Magma Design Automation, Inc.*	341,965
27,073	Mentor Graphics Corp.*	307,549
7,675	MicroStrategy, Inc. Class A*	1,011,335
7,352	Pegasystems, Inc.	277,832
10,140	QAD, Inc. Class A*	117,218
1,594	QLIK Technologies, Inc.*	45,541
19,795	Quest Software, Inc.*	348,194
4,698	SS&C Technologies Holdings, Inc.*	74,510

		3,090,612

Specialty Retail – 4.8%
3,912	Asbury Automotive Group, Inc.*	72,959
26,849	Barnes & Noble, Inc.(a)	329,437
24,049	Brown Shoe Co., Inc.(a)	214,277
19,148	Build-A-Bear Workshop, Inc.*	125,419
15,856	Cabela’s, Inc.*	395,131
1,664	Dick’s Sporting Goods, Inc.*	65,046
7,432	Foot Locker, Inc.	162,464
2,948	Genesco, Inc.*	173,755
33,961	Group 1 Automotive, Inc.	1,547,263
13,537	Hot Topic, Inc.	102,340
38,651	Lithia Motors, Inc. Class A	795,051
3,133	Penske Automotive Group, Inc.	63,882
12,614	Shoe Carnival, Inc.*	344,236
31,957	Sonic Automotive, Inc. Class A	468,809
72,703	Stage Stores, Inc.	1,136,348
1,161	The Buckle, Inc.(a)	51,734
3,614	Vitamin Shoppe, Inc.*	136,284
3,428	Zumiez, Inc.*	77,987

		6,262,422

Textiles, Apparel & Luxury Goods – 1.2%
5,317	Columbia Sportswear Co.	285,736
27,252	Kenneth Cole Productions, Inc. Class A*	293,232
11,299	Movado Group, Inc.	189,032
22,681	Perry Ellis International, Inc.*	569,293
14,879	The Jones Group, Inc.	166,198

		1,503,491

Thrifts & Mortgage Finance – 1.2%
51,474	Astoria Financial Corp.	427,234
2,184	BankUnited, Inc.	47,589
57,379	Brookline Bancorp, Inc.	479,689
41,691	Northwest Bancshares, Inc.	519,887
5,892	Provident Financial Services, Inc.	76,301
3,911	Washington Federal, Inc.	53,385

		1,604,085

Tobacco – 0.2%
66,113	Alliance One International, Inc.*	176,522
2,736	Universal Corp.	117,155

		293,677

Trading Companies & Distributors – 0.8%
9,894	H&E Equipment Services, Inc.*	108,537
1,356	MSC Industrial Direct Co., Inc. Class A	92,222
14,068	Watsco, Inc.	867,433

		1,068,192

Wireless Telecommunication Services – 0.5%
50,890	USA Mobility, Inc.	665,132

TOTAL COMMON STOCKS
(Cost $104,694,505)		$126,175,409

Investment Company – 0.1%
Capital Markets – 0.1%
10,178	THL Credit, Inc.	$117,556
(Cost $133,315)

Expiration
Units	Description	Month	Value

Warrant* – 0.0%
Media – 0.0%
635	Granite Broadcasting Corp.	06/12	$—
(Cost $12,055)

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.6%
Repurchase Agreement – 2.6%
Joint Repurchase Agreement Account II
$3,300,000	0.121%	11/01/11	$3,300,000
(Cost $3,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $108,139,875)			$129,592,965

The accompanying notes are an integral part of these financial statements.          87

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 4.7%
Financial Square Money Market Fund
6,141,175	0.140%	$6,141,175
(Cost $6,141,175)

TOTAL INVESTMENTS – 105.0%
(Cost $114,281,050)		$135,734,140

LIABILITIES IN EXCESS OF OTHER ASSETS – (5.0)%		(6,422,407)

NET ASSETS – 100.0%		$129,311,733

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Joint repurchase agreement was entered into on October 31, 2011. Additional information appears on page 93.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2011.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

Russell 2000 Mini Index	30	December 2011	$2,217,900	$187,154

88          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments
October 31, 2011

Shares	Description	Value

Common Stocks – 97.7%
Aerospace & Defense – 2.4%
10,927	Alliant Techsystems, Inc.	$634,640
26,499	BE Aerospace, Inc.*	999,807
10,246	General Dynamics Corp.	657,691
17,124	L-3 Communications Holdings, Inc.	1,160,665
9,248	Lockheed Martin Corp.	701,923
76,695	Northrop Grumman Corp.	4,429,136
2,465	United Technologies Corp.	192,221

		8,776,083

Air Freight & Logistics – 1.9%
49,494	FedEx Corp.	4,050,094
39,864	United Parcel Service, Inc. Class B	2,800,047

		6,850,141

Automobiles – 0.1%
8,190	Thor Industries, Inc.	216,544

Beverages – 0.1%
4,251	Coca-Cola Enterprises, Inc.	114,012
2,767	Dr. Pepper Snapple Group, Inc.	103,624
6,505	Molson Coors Brewing Co. Class B	275,422

		493,058

Biotechnology – 2.5%
99,485	Amgen, Inc.	5,697,506
12,952	Biogen Idec, Inc.*	1,507,095
1,992	Celgene Corp.*	129,142
29,552	Gilead Sciences, Inc.*	1,231,136
6,310	United Therapeutics Corp.*	275,936

		8,840,815

Building Products* – 0.1%
16,932	Fortune Brands Home & Security, Inc.	246,022

Capital Markets – 1.0%
102,070	Bank of New York Mellon Corp.	2,172,050
90,828	SEI Investments Co.	1,470,505

		3,642,555

Chemicals – 2.1%
3,703	Air Products & Chemicals, Inc.	318,976
15,843	Airgas, Inc.	1,092,375
5,241	Ashland, Inc.	277,563
27,963	CF Industries Holdings, Inc.	4,537,556
5,696	Eastman Chemical Co.	223,796
6,863	Intrepid Potash, Inc.*	190,997
14,848	The Scotts Miracle-Gro Co. Class A	720,277

		7,361,540

Commercial Banks – 0.6%
2,398	Bank of Hawaii Corp.	101,267
5,285	City National Corp.	224,190
2,019	Cullen/Frost Bankers, Inc.	99,012
23,823	KeyCorp.	168,190
7,652	U.S. Bancorp	195,815
56,041	Wells Fargo & Co.	1,452,022

		2,240,496

Commercial Services & Supplies* – 0.1%
5,992	Copart, Inc.	260,952

Communications Equipment – 1.7%
268,567	Cisco Systems, Inc.	4,976,547
21,140	Juniper Networks, Inc.*	517,296
1	Motorola Solutions, Inc.	47
15,683	Riverbed Technology, Inc.*	432,537
78,337	Tellabs, Inc.	339,199

		6,265,626

Computers & Peripherals – 6.3%
28,880	Apple, Inc.*	11,690,046
264,029	Dell, Inc.*	4,174,299
72,679	Hewlett-Packard Co.	1,933,988
9,509	Lexmark International, Inc. Class A*	301,435
52,746	NetApp, Inc.*	2,160,476
35,638	QLogic Corp.*	497,863
71,433	Western Digital Corp.*	1,902,975

		22,661,082

Construction & Engineering – 0.1%
2,591	Fluor Corp.	147,298
2,752	URS Corp.*	98,247

		245,545

Consumer Finance – 0.8%
59,867	Capital One Financial Corp.	2,733,527
11,000	Discover Financial Services	259,160

		2,992,687

Containers & Packaging – 0.0%
7,399	Sealed Air Corp.	131,702

Diversified Consumer Services – 0.3%
6,455	Apollo Group, Inc. Class A*	305,644
10,583	Weight Watchers International, Inc.	789,704

		1,095,348

Diversified Financial Services – 2.6%
209,049	Bank of America Corp.	1,427,805
28,035	CBOE Holdings, Inc.	732,555
1	Citigroup, Inc.	32
14,108	CME Group, Inc.	3,887,600
13,661	Leucadia National Corp.	366,525
9,470	Moody’s Corp.	336,090
34,219	MSCI, Inc. Class A*	1,142,572
50,913	NYSE Euronext	1,352,758

		9,245,937

Diversified Telecommunication Services(a) – 2.2%
273,106	AT&T, Inc.	8,004,737

Electric Utilities – 2.1%
7,427	DPL, Inc.	225,409
231,929	Duke Energy Corp.	4,735,990
1,916	Entergy Corp.	132,530
12,648	Great Plains Energy, Inc.	262,320
3,659	ITC Holdings Corp.	265,936
13,450	Northeast Utilities	464,967

The accompanying notes are an integral part of these financial statements.          89

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)
Electric Utilities – (continued)

10,711	NV Energy, Inc.	$171,804
11,902	Pepco Holdings, Inc.	235,660
23,001	Southern Co.	993,643

		7,488,259

Electrical Equipment – 0.8%
49,362	Emerson Electric Co.	2,375,300
9,656	Rockwell Automation, Inc.	653,228

		3,028,528

Electronic Equipment, Instruments & Components* – 1.1%
82,341	Flextronics International Ltd.	540,569
173,423	Ingram Micro, Inc. Class A	3,100,803
25,957	Vishay Intertechnology, Inc.	279,038

		3,920,410

Energy Equipment & Services – 0.3%
5,111	Core Laboratories NV(b)	553,317
14,355	Halliburton Co.	536,303

		1,089,620

Food & Staples Retailing – 1.2%
9,051	Costco Wholesale Corp.	753,496
5,237	Safeway, Inc.	101,440
109,904	SUPERVALU, Inc.(b)	881,430
7,005	The Kroger Co.	162,376
68,669	Walgreen Co.	2,279,811

		4,178,553

Food Products – 1.4%
5,434	Campbell Soup Co.	180,680
44,415	Dean Foods Co.*	431,714
4,846	Flowers Foods, Inc.	97,841
3,413	Hormel Foods Corp.	100,581
13,413	Smithfield Foods, Inc.*	306,621
206,187	Tyson Foods, Inc. Class A	3,979,409

		5,096,846

Health Care Equipment & Supplies – 1.0%
250,705	Boston Scientific Corp.*	1,476,652
66,265	CareFusion Corp.*	1,696,384
6,137	DENTSPLY International, Inc.	226,824
5,259	St. Jude Medical, Inc.	205,101

		3,604,961

Health Care Providers & Services – 2.5%
64,405	Cardinal Health, Inc.	2,851,209
15,186	Coventry Health Care, Inc.*	483,067
42,072	Humana, Inc.	3,571,492
3,134	McKesson Corp.	255,578
25,117	WellPoint, Inc.	1,730,561

		8,891,907

Hotels, Restaurants & Leisure – 0.3%
6,049	Carnival Corp.	212,985
499	Chipotle Mexican Grill, Inc.*	167,724
2,763	Choice Hotels International, Inc.	98,888
2,729	Marriott International, Inc. Class A	85,963
2,767	Wyndham Worldwide Corp.	93,165
2,369	Wynn Resorts Ltd.	314,603

		973,328

Household Durables – 0.8%
20,849	Harman International Industries, Inc.	899,843
27,491	Mohawk Industries, Inc.*	1,447,401
8,079	Tempur-Pedic International, Inc.*	549,857
2,572	Tupperware Brands Corp.	145,421

		3,042,522

Household Products – 2.6%
22,357	Colgate-Palmolive Co.	2,020,402
2,940	The Clorox Co.	196,804
109,878	The Procter & Gamble Co.	7,031,093

		9,248,299

Industrial Conglomerates – 2.1%
405,978	General Electric Co.	6,783,892
13,961	Tyco International Ltd.	635,924

		7,419,816

Insurance – 3.7%
2,671	ACE Ltd.	192,713
2,272	Allied World Assurance Co. Holdings Ltd.	132,003
12,383	American Financial Group, Inc.	443,683
103,057	Berkshire Hathaway, Inc. Class B*	8,024,018
1,753	Everest Re Group Ltd.	157,630
3,296	HCC Insurance Holdings, Inc.	87,706
5,613	Loews Corp.	222,836
2,252	Transatlantic Holdings, Inc.	117,194
157,826	Unum Group	3,762,572
4,273	Validus Holdings Ltd.	116,909

		13,257,264

Internet & Catalog Retail* – 1.1%
17,319	Amazon.com, Inc.	3,697,779
4,022	Netflix, Inc.(b)	330,126

		4,027,905

Internet Software & Services – 1.9%
1	AOL, Inc.*	14
11,173	Google, Inc. Class A*	6,621,567
9,721	VeriSign, Inc.	311,947

		6,933,528

IT Services – 2.7%
121,618	Accenture PLC Class A	7,328,701
17,717	Amdocs Ltd.*	531,864
34,581	Computer Sciences Corp.	1,087,918
3,671	Fidelity National Information Services, Inc.	96,107
15,848	VeriFone Systems, Inc.*	668,944

		9,713,534

Machinery – 1.3%
8,412	AGCO Corp.*	368,698

90          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Machinery – (continued)

2,341	Dover Corp.	$129,996
3,309	Eaton Corp.	148,309
5,831	Harsco Corp.	134,405
4,302	Ingersoll-Rand PLC	133,921
8,028	Parker Hannifin Corp.	654,683
59,460	The Toro Co.	3,213,219

		4,783,231

Media – 3.7%
42,733	Cablevision Systems Corp. Class A	618,347
27,698	DIRECTV Class A*	1,259,151
198,539	DISH Network Corp. Class A*	4,798,688
76,879	News Corp. Class A	1,346,920
12,418	Pandora Media, Inc.*	196,204
115,155	Time Warner, Inc.	4,029,273
40,611	Virgin Media, Inc.	990,096

		13,238,679

Multi-Utilities – 2.0%
2,715	Alliant Energy Corp.	110,718
11,690	Ameren Corp.	372,677
3,306	DTE Energy Co.	172,276
50,620	Integrys Energy Group, Inc.	2,678,304
24,917	NiSource, Inc.	550,417
3,365	NSTAR	151,728
5,868	PG&E Corp.	251,737
6,447	SCANA Corp.	272,579
43,805	Sempra Energy	2,353,643
4,750	TECO Energy, Inc.	88,207

		7,002,286

Multiline Retail – 1.3%
38,017	Big Lots, Inc.*	1,432,861
2,320	Dillard’s, Inc. Class A	119,550
18,208	Dollar Tree, Inc.*	1,455,912
25,942	Family Dollar Stores, Inc.	1,520,979
5,391	Target Corp.	295,157

		4,824,459

Oil, Gas & Consumable Fuels – 12.2%
46,900	Chevron Corp.	4,926,845
4,774	Cimarex Energy Co.	305,536
164,883	ConocoPhillips	11,484,101
23,643	Devon Energy Corp.	1,535,613
63,636	Exxon Mobil Corp.	4,969,335
10,770	Forest Oil Corp.*	125,578
26,641	Hess Corp.	1,666,661
10,301	HollyFrontier Corp.	316,138
25,575	Marathon Petroleum Corp.	918,142
10,836	Murphy Oil Corp.	599,989
3,642	Newfield Exploration Co.*	146,627
40,988	Occidental Petroleum Corp.	3,809,425
16,774	Quicksilver Resources, Inc.*	129,160
109,255	Tesoro Corp.*	2,834,075
406,318	Valero Energy Corp.	9,995,423

		43,762,648

Personal Products – 0.4%
14,198	Herbalife Ltd.	885,387
5,259	The Estee Lauder Cos., Inc. Class A	517,749

		1,403,136

Pharmaceuticals – 5.9%
259,028	Eli Lilly & Co.	9,625,480
56,810	Merck & Co., Inc.	1,959,945
498,849	Pfizer, Inc.	9,607,832

		21,193,257

Professional Services – 0.2%
17,930	Manpower, Inc.	773,500

Real Estate Investment Trusts – 3.7%
1,663	AvalonBay Communities, Inc.	222,327
7,528	ProLogis, Inc.	224,033
137,588	Rayonier, Inc.	5,741,547
52,422	Simon Property Group, Inc.	6,733,082
6,324	Vornado Realty Trust	523,690

		13,444,679

Semiconductors & Semiconductor Equipment – 2.0%
277,886	Intel Corp.	6,819,322
29,338	Marvell Technology Group Ltd.*	410,439

		7,229,761

Software – 5.9%
2,523	BMC Software, Inc.*	87,699
23,848	Fortinet, Inc.*	549,935
479,235	Microsoft Corp.	12,762,028
235,731	Oracle Corp.	7,724,905

		21,124,567

Specialty Retail – 2.0%
42,418	Best Buy Co., Inc.	1,112,624
29,573	Dick’s Sporting Goods, Inc.*	1,156,009
17,104	Foot Locker, Inc.	373,893
52,551	Limited Brands, Inc.	2,244,453
78,451	Lowe’s Cos., Inc.	1,649,040
2,082	PetSmart, Inc.	97,750
5,832	Ulta Salon, Cosmetics & Fragrance, Inc.*	392,435

		7,026,204

Textiles, Apparel & Luxury Goods* – 0.2%
8,208	Fossil, Inc.	850,841

Thrifts & Mortgage Finance – 0.0%
26,783	Hudson City Bancorp, Inc.	167,394

Tobacco – 5.5%
112,431	Lorillard, Inc.	12,441,614
99,378	Philip Morris International, Inc.	6,943,541
5,995	Reynolds American, Inc.	231,887

		19,617,042

The accompanying notes are an integral part of these financial statements.          91

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Schedule of Investments (continued)
October 31, 2011

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – 0.5%
10,349	MSC Industrial Direct Co., Inc. Class A	$703,836
5,466	W.W. Grainger, Inc.	936,380

		1,640,216

Wireless Telecommunication Services* – 0.4%
513,562	Sprint Nextel Corp.	1,319,854

TOTAL COMMON STOCKS
(Cost $291,218,942)		$350,887,904

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(c) – 2.6%
Repurchase Agreement – 2.6%
Joint Repurchase Agreement Account II
$9,300,000	0.121%	11/01/11	$9,300,000
(Cost $9,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $300,518,942)			$360,187,904

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(d)(e) – 0.5%
Financial Square Money Market Fund
1,728,300	0.140%	$1,728,300
(Cost $1,728,300)

TOTAL INVESTMENTS – 100.8%
(Cost $302,247,242)		$361,916,204

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.8)%		(3,050,127)

NET ASSETS – 100.0%		$358,866,077

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(b)	All or a portion of security is on loan.

(c)	Joint repurchase agreement was entered into on October 31, 2011. Additional information appears on page 93.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2011.

(e)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2011, the following futures contracts were open:

	Number of
	Contracts	Expiration	Current	Unrealized
Type	Long (Short)	Date	Value	Gain (Loss)

S&P 500 E-Mini Index	127	December 2011	$7,933,055	$283,620

92          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2011, the Funds had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of November 1, 2011, as follows:

			Collateral
			Allocation
Fund	Principal Amount	Maturity Value	Value

Balanced	$11,700,000	$11,700,039	$11,965,704

Structured Large Cap Growth	12,400,000	12,400,042	12,681,601

Structured Large Cap Value	11,500,000	11,500,039	11,761,162

Structured Small Cap Equity	3,800,000	3,800,013	3,886,297

Structured Small Cap Growth	1,000,000	1,000,003	1,022,710

Structured Small Cap Value	3,300,000	3,300,011	3,374,942

Structured U.S. Equity	9,300,000	9,300,031	9,511,201

REPURCHASE AGREEMENTS — At October 31, 2011, the Principal Amounts of the Funds’ interest in the Joint Repurchase Agreement Account II were as follows:

			Structured	Structured	Structured	Structured	Structured	Structured
	Interest		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	U.S.
Counterparty	Rate	Balanced	Growth	Value	Equity	Growth	Value	Equity

Barclays Capital, Inc.	0.120%	$1,110,421	$1,176,857	$1,091,440	$360,650	$94,908	$313,196	$882,643

BNP Paribas Securities Co.	0.120	3,142,235	3,330,231	3,088,521	1,020,555	268,567	886,271	2,497,674

Credit Suisse Securities LLC	0.080	321,646	340,890	316,148	104,466	27,491	90,721	255,667

Deutsche Bank Securities, Inc.	0.120	1,237,100	1,311,115	1,215,953	401,793	105,735	348,926	983,336

JPMorgan Securities LLC	0.120	2,474,201	2,622,230	2,431,907	803,587	211,470	697,851	1,966,672

UBS Securities LLC	0.120	692,776	734,224	680,934	225,004	59,212	195,398	550,668

Wells Fargo Securities LLC	0.130	2,721,621	2,884,453	2,675,097	883,945	232,617	767,637	2,163,340

TOTAL		$11,700,000	$12,400,000	$11,500,000	$3,800,000	$1,000,000	$3,300,000	$9,300,000

At October 31, 2011, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	3.500 to 8.000%	11/01/11 to 11/01/41

Federal National Mortgage Association	3.000 to 8.000	11/01/11 to 09/01/51

Government National Mortgage Association	4.000 to 5.000	09/15/39 to 10/20/41

U.S. Treasury Notes	1.125 to 4.250	12/15/11 to 10/31/14

The accompanying notes are an integral part of these financial statements.          93

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Assets and Liabilities
October 31, 2011

Balanced
Fund
Assets:

Investments of unaffiliated issuers, at value (cost $107,488,698, $454,628,092, $423,389,776, $130,608,705, $33,884,110, $104,839,875 and $291,218,942)(a)	$115,136,173
Repurchase agreement, at value which equals cost — unaffiliated issuers	11,700,000
Investments in securities lending reinvestment vehicle, affiliated issuers at value which equals cost	1,047,325
Cash	58,668
Foreign currencies, at value (cost $51,323 for the Balanced Fund)	49,363
Receivables:
Investments sold	210,222
Investments sold on an extended settlement basis	18,663,984
Collateral on certain derivative contracts	360,000
Dividends and interest	356,827
Fund shares sold	287,864
Futures — variation margin	117,906
Upfront payments made on swap contracts	98,346
Unrealized gain on swap contracts	47,265
Reimbursement from investment adviser	25,155
Securities lending income	400
Other assets	210

Total assets	148,159,708

Liabilities:

Payables:
Investments purchased	198,317
Investments purchased on an extended settlement basis	26,929,525
Forward sale contracts, at value (proceeds received $1,076,250 for Balanced Fund)	1,080,469
Payable upon return of securities loaned	1,047,325
Fund shares redeemed	803,208
Upfront payments received on swap contracts	323,954
Collateral on certain derivative contracts	200,000
Amounts owed to affiliates	103,808
Due to broker — upfront payment	62,390
Unrealized loss on swap contracts	33,993
Unrealized loss on forward foreign currency exchange contracts	17,971
Futures — variation margin	—
Accrued expenses and other liabilities	123,648

Total liabilities	30,924,608

Net Assets:

Paid-in capital	116,721,406
Undistributed net investment income (loss)	13,947
Accumulated net realized loss	(7,246,497)
Net unrealized gain	7,746,244

NET ASSETS	$117,235,100

Net Assets:
Class A	$94,818,719
Class B	6,331,817
Class C	9,297,284
Institutional	6,610,081
Service	—
Class IR	177,199
Class R	—

Total Net Assets	$117,235,100

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	4,988,341
Class B	335,608
Class C	494,851
Institutional	342,264
Service	—
Class IR	9,190
Class R	—

Net asset value, offering and redemption price per share:(b)
Class A	$19.01
Class B	18.87
Class C	18.79
Institutional	19.31
Service	—
Class IR	19.28
Class R	—

(a)	Includes loaned securities having a market value of $992,830, $5,243,888, $2,983,972, $9,278,302, $2,041,953, $5,794,305 and $1,633,154 for the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds is $20.12, $13.33, $10.78, $12.76, $22.46, $27.89 and $25.62, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

94          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap	Structured Large Cap	Structured Small Cap	Structured Small Cap	Structured Small Cap	Structured U.S.
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

$552,073,565	$509,965,792	$169,190,482	$41,057,169	$126,292,965	$350,887,904
12,400,000	11,500,000	3,800,000	1,000,000	3,300,000	9,300,000
5,474,900	3,115,950	9,717,225	2,141,850	6,141,175	1,728,300
3,933	15,749	51,692	28,612	21,816	22,575
—	—	—	—	—	—

—	—	1,354,405	611,099	967,394	—
—	—	—	—	—	—
—	—	—	—	—	—
497,150	741,143	75,616	4,832	101,482	476,262
66,611	99,241	95,958	26,604	111,803	123,151
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
24,315	35,585	26,069	21,185	29,697	31,281
5,986	3,719	3,934	1,475	3,606	503
2,928	1,769	614	79	244	40,857

570,549,388	525,478,948	184,315,995	44,892,905	136,970,182	362,610,833

—	—	1,148,482	593,457	945,725	—
—	—	—	—	—	—
—	—	—	—	—	—
5,474,900	3,115,950	9,717,225	2,141,850	6,141,175	1,728,300
1,051,714	1,008,950	242,674	41,546	197,020	1,073,738
—	—	—	—	—	—
—	—	—	—	—	—
316,579	288,341	157,824	45,472	149,337	293,575
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
276,500	251,227	82,819	22,220	60,600	200,661
190,161	210,631	157,498	113,113	164,592	448,482

7,309,854	4,875,099	11,506,522	2,957,658	7,658,449	3,744,756

1,049,602,664	1,031,400,605	346,715,051	47,913,140	169,213,003	507,131,837
6,310,036	—	1,735,867	(36,806)	33,920	4,724,789
(590,520,632)	(597,841,869)	(214,419,425)	(13,174,579)	(61,575,434)	(212,943,131)
97,847,466	87,045,113	38,777,980	7,233,492	21,640,244	59,952,582

$563,239,534	$520,603,849	$172,809,473	$41,935,247	$129,311,733	$358,866,077

$150,749,587	$133,611,203	$65,299,156	$24,978,751	$91,426,444	$278,353,256
6,042,709	1,904,719	1,399,403	4,760,345	14,721,722	13,170,372
12,998,616	11,927,672	13,338,025	5,180,167	19,247,529	32,664,869
392,372,632	365,384,671	86,058,226	6,958,525	3,479,062	33,580,751
1,004,397	7,698,506	1,548,272	—	—	962,461
45,384	67,290	4,959,256	37,989	223,154	105,309
26,209	9,788	207,135	19,470	213,822	29,059

$563,239,534	$520,603,849	$172,809,473	$41,935,247	$129,311,733	$358,866,077

11,965,526	13,115,892	5,416,292	1,176,968	3,468,184	11,497,761
521,371	187,968	129,653	261,453	800,247	583,078
1,123,672	1,179,318	1,233,862	282,236	925,738	1,468,151
30,219,134	35,885,396	6,868,918	296,193	106,526	1,352,756
80,517	752,507	129,664	—	—	39,877
3,623	6,617	413,395	1,776	8,454	4,374
2,103	963	17,310	928	8,157	1,212

$12.60	$10.19	$12.06	$21.22	$26.36	$24.21
11.59	10.13	10.79	18.21	18.40	22.59
11.57	10.11	10.81	18.35	20.79	22.25
12.98	10.18	12.53	23.49	32.66	24.82
12.47	10.23	11.94	—	—	24.14
12.53	10.17	12.00	21.39	26.40	24.08
12.46	10.17	11.97	20.98	26.21	23.98

The accompanying notes are an integral part of these financial statements.          95

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Operations
For the Fiscal Year Ended October 31, 2011

Balanced
Fund

Investment income:

Dividends (net of foreign withholding taxes of $2,454, $2,527, $2,573, $0, $0, $0 and $13,034)	$2,498,534
Interest	1,575,928
Securities lending income — affiliated issuers	4,874

Total investment income	4,079,336

Expenses:

Management fees	817,112
Distribution and Service fees(a)	424,203
Transfer Agent fees(a)	231,918
Custody and accounting fees	136,241
Professional fees	92,929
Printing and mailing costs	62,805
Registration fees	54,961
Trustee fees	16,665
Service Share fees — Shareholder Administration Plan	—
Service Share fees — Service Plan	—
Other	11,130

Total expenses	1,847,964

Less — expense reductions	(420,208)

Net expenses	1,427,756

NET INVESTMENT INCOME (LOSS)	2,651,580

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	6,852,314
Securities lending reinvestment vehicle transactions — affiliated issuers	406
Futures contracts	444,156
Written options	(166,329)
Swap contracts	(211,072)
Forward foreign currency exchange contracts	2,756
Foreign currency transactions	30,018
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	(1,303,741)
Securities lending reinvestment vehicle — affiliated issuers	(598)
Futures contracts	111,899
Swap contracts	31,578
Forward foreign currency exchange contracts	17,652
Foreign currency translation	(4,498)

Net realized and unrealized gain	5,804,541

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,456,121

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Balanced	$261,785	$74,931	$87,487	$—	$198,957	$14,237	$16,623	$1,848	$—	$253	$—
Structured Large Cap Growth	395,392	75,126	135,131	263	300,498	14,275	25,675	167,333	192	32	100
Structured Large Cap Value	378,569	22,860	123,787	257	287,712	4,343	23,520	167,732	3,103	59	98
Structured Small Cap Equity	238,500	17,952	148,417	1,114	181,260	3,411	28,199	70,346	668	4,876	423
Structured Small Cap Growth	65,026	59,930	55,824	199	49,420	11,387	10,607	2,719	—	1,073	75
Structured Small Cap Value	248,585	183,957	214,377	1,008	188,924	34,952	40,732	1,242	—	143	383
Structured U.S. Equity	716,898	165,318	347,058	201	544,843	31,410	65,941	44,404	506	58	76

96          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap	Structured Large Cap	Structured Small Cap	Structured Small Cap	Structured Small Cap	Structured U.S.
Growth Fund	Value Fund	Equity Fund	Growth Fund	Value Fund	Equity Fund

$10,554,689	$13,176,564	$4,938,940	$434,353	$2,564,163	$10,139,457
18,303	12,790	7,899	1,213	3,956	12,892
89,253	73,327	72,721	12,965	49,759	12,371

10,662,245	13,262,681	5,019,560	448,531	2,617,878	10,164,720

3,887,432	3,559,565	2,485,065	382,404	1,212,510	2,927,216
605,912	525,473	405,983	180,979	647,927	1,229,475
508,105	486,567	289,183	75,281	266,376	687,238
106,815	107,997	88,863	70,419	77,219	92,977
82,417	75,918	83,224	81,125	72,659	74,076
152,230	141,133	98,410	58,841	107,608	164,551
92,479	96,190	77,007	68,619	74,143	81,698
15,932	17,958	16,614	15,996	16,714	17,136
1,203	19,391	4,175	—	—	3,161
1,203	19,391	4,175	—	—	3,161
22,522	21,494	16,578	8,029	11,281	20,242

5,476,250	5,071,077	3,569,277	941,693	2,486,437	5,300,931

(1,285,841)	(1,052,877)	(486,062)	(319,280)	(411,065)	(1,063,203)

4,190,409	4,018,200	3,083,215	622,413	2,075,372	4,237,728

6,471,836	9,244,481	1,936,345	(173,882)	542,506	5,926,992

47,242,402	38,690,034	83,702,609	6,074,766	16,180,208	41,473,869
(1,261)	(562)	5,708	741	612	(61)
1,907,876	1,147,424	1,135,807	85,000	78,384	578,078
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

10,743,232	8,591,872	(43,021,628)	(160,095)	(2,780,147)	(4,990,807)
—	—	(11,051)	(941)	(1,906)	—
392,324	414,232	(61,195)	11,172	(9,890)	(201,754)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

60,284,573	48,843,000	41,750,250	6,010,643	13,467,261	36,859,325

$66,756,409	$58,087,481	$43,686,595	$5,836,761	$14,009,767	$42,786,317

The accompanying notes are an integral part of these financial statements.          97

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets

	Balanced Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010

From operations:

Net investment income	$2,651,580	$3,471,411
Net realized gain	6,952,249	26,280,825
Net change in unrealized gain (loss)	(1,147,708)	(11,384,842)

Net increase in net assets resulting from operations	8,456,121	18,367,394

Distributions to shareholders:

From net investment income
Class A Shares	(2,527,748)	(3,616,026)
Class B Shares	(124,008)	(215,148)
Class C Shares	(144,092)	(194,859)
Institutional Shares	(121,659)	(98,311)
Service Shares	—	—
Class IR Shares	(2,731)	(8	)(a)
Class R Shares	—	—

Total distributions to shareholders	(2,920,238)	(4,124,352)

From share transactions:

Proceeds from sales of shares	28,330,246	15,572,448
Reinvestment of distributions	2,775,474	3,906,395
Cost of shares redeemed	(46,692,692)	(36,326,263)

Net decrease in net assets resulting from share transactions	(15,586,972)	(16,847,420)

TOTAL INCREASE (DECREASE)	(10,051,089)	(2,604,378)

Net assets:

Beginning of year	127,286,189	129,890,567

End of year	$117,235,100	$127,286,189

Undistributed net investment income	$13,947	$311,765

(a)	Commenced operations on August 31, 2010.

98          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Large Cap Growth Fund		Structured Large Cap Value Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

$6,471,836	$7,061,617	$9,244,481	$13,137,132
49,149,017	54,664,940	39,836,896	55,754,660
11,135,556	39,878,298	9,006,104	48,318,248

66,756,409	101,604,855	58,087,481	117,210,040

(1,592,178)	(2,000,828)	(2,084,314)	(2,852,607)
(44,502)	(45,907)	(14,874)	(17,453)
(86,381)	(81,474)	(84,576)	(88,201)
(5,259,752)	(8,134,562)	(7,249,802)	(9,698,780)
(1,001)	(1,266)	(102,081)	(91,679)
(117)	(102)	(525)	(229)
(532)	(624)	(626)	(516)

(6,984,463)	(10,264,763)	(9,536,798)	(12,749,465)

269,712,866	147,389,050	237,675,485	69,238,516
6,893,160	10,186,805	9,256,017	12,319,400
(303,030,355)	(472,225,047)	(298,971,539)	(645,171,934)

(26,424,329)	(314,649,192)	(52,040,037)	(563,614,018)

33,347,617	(223,309,100)	(3,489,354)	(459,153,443)

529,891,917	753,201,017	524,093,203	983,246,646

$563,239,534	$529,891,917	$520,603,849	$524,093,203

$6,310,036	$6,822,663	$—	$348,138

The accompanying notes are an integral part of these financial statements.          99

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	Structured Small Cap Equity Fund
	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010

From operations:

Net investment income (loss)	$1,936,345	$2,921,206
Net realized gain	84,844,124	63,491,200
Net change in unrealized gain (loss)	(43,093,874)	50,189,833

Net increase in net assets resulting from operations	43,686,595	116,602,239

Distributions to shareholders:

From net investment income
Class A Shares	(693,060)	(1,046,897)
Class B Shares	—	(3,362)
Class C Shares	(7,635)	(38,399)
Institutional Shares	(2,286,438)	(4,059,512)
Service Shares	(6,725)	(11,499)
Class IR Shares	(328)	(290)
Class R Shares	(1,017)	(144)

Total distributions to shareholders	(2,995,203)	(5,160,103)

From share transactions:

Proceeds from sales of shares	55,291,331	59,740,126
Reinvestment of distributions	2,943,140	5,098,529
Cost of shares redeemed	(288,687,951)	(309,734,294)

Net decrease in net assets resulting from share transactions	(230,453,480)	(244,895,639)

TOTAL INCREASE (DECREASE)	(189,762,088)	(133,453,503)

Net Assets:

Beginning of year	362,571,561	496,025,064

End of year	$172,809,473	$362,571,561

Undistributed net investment income (loss)	$1,735,867	$2,355,459

100          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Structured Small Cap Growth Fund		Structured Small Cap Value Fund		Structured U.S. Equity Fund
For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010	October 31, 2011	October 31, 2010

$(173,882)	$(55,919)	$542,506	$673,958	$5,926,992	$5,923,928
6,160,507	4,079,387	16,259,204	16,062,787	42,051,886	38,548,537
(149,864)	6,005,104	(2,791,943)	18,262,826	(5,192,561)	24,745,876

5,836,761	10,028,572	14,009,767	34,999,571	42,786,317	69,218,341

—	(67,730)	(607,909)	(739,027)	(3,796,772)	(4,873,369)
—	—	(22,391)	(251,655)	(94,814)	(180,184)
—	—	(27,595)	(158,920)	(219,877)	(362,928)
—	(27,078)	(20,765)	(10,895)	(1,895,873)	(2,758,662)
—	—	—	—	(14,843)	(20,088)
—	(44)	(273)	(76)	(126)	(126)
—	(185)	(543)	(765)	(494)	(810)

—	(95,037)	(679,476)	(1,161,338)	(6,022,799)	(8,196,167)

7,827,443	3,784,019	10,281,394	10,413,361	63,648,652	46,333,468
—	93,589	637,920	1,096,489	5,665,611	7,740,474
(11,690,436)	(9,414,616)	(35,254,935)	(34,806,251)	(219,166,399)	(190,747,373)

(3,862,993)	(5,537,008)	(24,335,621)	(23,296,401)	(149,852,136)	(136,673,431)

1,973,768	4,396,527	(11,005,330)	10,541,832	(113,088,618)	(75,651,257)

39,961,479	35,564,952	140,317,063	129,775,231	471,954,695	547,605,952

$41,935,247	$39,961,479	$129,311,733	$140,317,063	$358,866,077	$471,954,695

$(36,806)	$(27,351)	$33,920	$45,198	$4,724,789	$4,844,018

The accompanying notes are an integral part of these financial statements.          101

GOLDMAN SACHS BALANCED FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$18.21	$0.42	(c)	$0.83	$1.25	$(0.45)	$—	$(0.45)
2011 - B	18.07	0.28	(c)	0.83	1.11	(0.31)	—	(0.31)
2011 - C	18.01	0.26	(c)	0.84	1.10	(0.32)	—	(0.32)
2011 - Institutional	18.50	0.47	(c)	0.87	1.34	(0.53)	—	(0.53)
2011 - IR	18.48	0.40	(c)	0.90	1.30	(0.50)	—	(0.50)

2010 - A	16.32	0.48	(d)	1.97	2.45	(0.56)	—	(0.56)
2010 - B	16.19	0.35	(d)	1.96	2.31	(0.43)	—	(0.43)
2010 - C	16.14	0.34	(d)	1.97	2.31	(0.44)	—	(0.44)
2010 - Institutional	16.57	0.55	(d)	2.01	2.56	(0.63)	—	(0.63)
2010 - IR (Commenced August 31, 2010)	17.28	0.06	(d)	1.28	1.34	(0.14)	—	(0.14)

2009 - A	14.64	0.46		1.71	2.17	(0.49)	—	(0.49)
2009 - B	14.53	0.35		1.69	2.04	(0.38)	—	(0.38)
2009 - C	14.49	0.35		1.68	2.03	(0.38)	—	(0.38)
2009 - Institutional	14.86	0.53		1.73	2.26	(0.55)	—	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	17.71	0.10		(2.99)	(2.89)	(0.18)	—	(0.18)
2008 - B	17.56	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - C	17.52	0.08		(2.96)	(2.88)	(0.15)	—	(0.15)
2008 - Institutional	17.98	0.11		(3.03)	(2.92)	(0.20)	—	(0.20)
2008 - Service	17.77	0.10		(3.00)	(2.90)	(0.18)	—	(0.18)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	20.66	0.64		(1.86)	(1.22)	(0.53)	(1.20)	(1.73)
2008 - B	20.50	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - C	20.46	0.50		(1.86)	(1.36)	(0.38)	(1.20)	(1.58)
2008 - Institutional	20.95	0.73		(1.89)	(1.16)	(0.61)	(1.20)	(1.81)
2008 - Service	20.70	0.64		(1.85)	(1.21)	(0.52)	(1.20)	(1.72)

2007 - A	20.68	0.56		1.52	2.08	(0.60)	(1.50)	(2.10)
2007 - B	20.52	0.41		1.51	1.92	(0.44)	(1.50)	(1.94)
2007 - C	20.49	0.41		1.51	1.92	(0.45)	(1.50)	(1.95)
2007 - Institutional	20.94	0.66		1.53	2.19	(0.68)	(1.50)	(2.18)
2007 - Service	20.66	0.56		1.53	2.09	(0.55)	(1.50)	(2.05)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.08 per share and 0.40% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.28% of average net assets.
(e)	Annualized.

102          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratio of		Portfolio	Portfolio
		Net assets,	Ratio of		Ratio of		net investment		turnover rate	turnover rate
Net asset		end of	net expenses		total expenses		income		(including the	(excluding the
value, end	Total	period	to average		to average		to average		effect of mortgage	effect of mortgage
of period	return(b)	(in 000s)	net assets		net assets		net assets		dollar rolls)	dollar rolls)

$19.01	6.95%	$94,819	1.05%		1.38%		2.20	%(c)	357%	277%
18.87	6.16	6,332	1.80		2.13		1.47	(c)	357	277
18.79	6.13	9,297	1.80		2.13		1.38	(c)	357	277
19.31	7.33	6,610	0.65		0.98		2.44	(c)	357	277
19.28	7.09	177	0.80		1.13		2.06	(c)	357	277

18.21	15.29	108,710	1.05		1.40		2.75	(d)	238	210
18.07	14.46	7,991	1.80		2.15		2.03	(d)	238	210
18.01	14.48	7,665	1.80		2.15		1.99	(d)	238	210
18.50	15.76	2,919	0.65		1.00		3.14	(d)	238	210
18.48	7.77	1	0.80	(e)	1.15	(e)	2.10	(d)(e)	238	210

16.32	15.32	111,326	1.05		1.38		3.20		173	157
16.19	14.41	8,970	1.80		2.13		2.47		173	157
16.14	14.43	7,022	1.80		2.13		2.44		173	157
16.57	15.76	2,572	0.65		0.98		3.58		173	157

14.64	(16.41)	116,915	1.04	(e)	1.54	(e)	3.72	(e)	58	57
14.53	(16.49)	10,306	1.79	(e)	2.29	(e)	2.97	(e)	58	57
14.49	(16.52)	6,597	1.79	(e)	2.29	(e)	2.97	(e)	58	57
14.86	(16.35)	2,433	0.64	(e)	1.14	(e)	4.10	(e)	58	57
14.69	(16.43)	1	0.94	(e)	0.94	(e)	3.75	(e)	58	57

17.71	(6.48)	148,623	1.03		1.29		3.37		184	178
17.56	(7.21)	12,946	1.78		2.04		2.62		184	178
17.52	(7.19)	7,835	1.78		2.04		2.63		184	178
17.98	(6.10)	2,951	0.63		0.89		3.78		184	178
17.77	(6.41)	1	1.13		1.39		3.33		184	178

20.66	10.53	180,905	1.06		1.31		2.72		63	54
20.50	9.71	16,906	1.81		2.06		1.97		63	54
20.46	9.72	7,696	1.81		2.06		1.97		63	54
20.95	10.99	3,187	0.66		0.91		3.14		63	54
20.70	10.53	2	1.16		1.41		2.60		63	54

The accompanying notes are an integral part of these financial statements.          103

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$11.54	$0.10	(c)	$1.09	$1.19	$(0.13)	$—	$(0.13)
2011 - B	10.63	0.02	(c)	1.00	1.02	(0.06)	—	(0.06)
2011 - C	10.62	0.01	(c)	1.01	1.02	(0.07)	—	(0.07)
2011 - Institutional	11.88	0.16	(c)	1.12	1.28	(0.18)	—	(0.18)
2011 - Service	11.43	0.06	(c)	1.10	1.16	(0.12)	—	(0.12)
2011 - IR	11.48	0.13	(c)	1.08	1.21	(0.16)	—	(0.16)
2011 - R	11.42	0.08	(c)	1.06	1.14	(0.10)	—	(0.10)

2010 - A	10.04	0.09		1.52	1.61	(0.11)	—	(0.11)
2010 - B	9.26	0.01		1.40	1.41	(0.04)	—	(0.04)
2010 - C	9.26	—	(d)	1.41	1.41	(0.05)	—	(0.05)
2010 - Institutional	10.33	0.13		1.58	1.71	(0.16)	—	(0.16)
2010 - Service	9.95	0.08		1.51	1.59	(0.11)	—	(0.11)
2010 - IR	9.99	0.11		1.52	1.63	(0.14)	—	(0.14)
2010 - R	9.99	0.05		1.52	1.57	(0.14)	—	(0.14)

2009 - A	8.94	0.10		1.08	1.18	(0.08)	—	(0.08)
2009 - B	8.23	0.03		1.00	1.03	—	—	—
2009 - C	8.23	0.03		1.00	1.03	—	—	—
2009 - Institutional	9.23	0.14		1.10	1.24	(0.14)	—	(0.14)
2009 - Service	8.87	0.09		1.07	1.16	(0.08)	—	(0.08)
2009 - IR	8.92	0.11		1.08	1.19	(0.12)	—	(0.12)
2009 - R	8.89	0.05		1.11	1.16	(0.06)	—	(0.06)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	12.38	0.01		(3.45)	(3.44)	—	—	—
2008 - B	11.40	(0.01)		(3.16)	(3.17)	—	—	—
2008 - C	11.41	(0.01)		(3.17)	(3.18)	—	—	—
2008 - Institutional	12.76	0.01		(3.54)	(3.53)	—	—	—
2008 - Service	12.28	—	(d)	(3.41)	(3.41)	—	—	—
2008 - IR	12.35	0.01		(3.44)	(3.43)	—	—	—
2008 - R	12.31	—	(d)	(3.42)	(3.42)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	14.36	0.06		(1.91)	(1.85)	(0.03)	(0.10)	(0.13)
2008 - B	13.31	(0.04)		(1.77)	(1.81)	— (d)	(0.10)	(0.10)
2008 - C	13.31	(0.04)		(1.76)	(1.80)	— (d)	(0.10)	(0.10)
2008 - Institutional	14.81	0.11		(1.97)	(1.86)	(0.09)	(0.10)	(0.19)
2008 - Service	14.25	0.04		(1.90)	(1.86)	(0.01)	(0.10)	(0.11)
2008 - IR (Commenced November 30, 2007)	14.53	0.06		(2.05)	(1.99)	(0.09)	(0.10)	(0.19)
2008 - R (Commenced November 30, 2007)	14.53	0.02		(2.05)	(2.03)	(0.09)	(0.10)	(0.19)

2007 - A	13.20	0.04		1.13	1.17	(0.01)	—	(0.01)
2007 - B	12.33	(0.06)		1.04	0.98	—	—	—
2007 - C	12.34	(0.06)		1.03	0.97	—	—	—
2007 - Institutional	13.58	0.10		1.17	1.27	(0.04)	—	(0.04)
2007 - Service	13.10	0.02		1.13	1.15	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.16% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Annualized.

104          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP GROWTH FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$12.60	10.38%	$150,750	0.95%		1.16%		0.84	%(c)	76%
11.59	9.61	6,043	1.70		1.91		0.13	(c)	76
11.57	9.63	12,999	1.70		1.91		0.10	(c)	76
12.98	10.83	392,373	0.55		0.76		1.22	(c)	76
12.47	10.23	1,004	1.05		1.26		0.49	(c)	76
12.53	10.66	45	0.70		0.91		1.07	(c)	76
12.46	10.06	26	1.20		1.41		0.63	(c)	76

11.54	16.17	145,079	0.95		1.16		0.79		64
10.63	15.26	8,219	1.70		1.91		0.06		64
10.62	15.30	13,528	1.70		1.91		0.03		64
11.88	16.68	362,907	0.55		0.76		1.21		64
11.43	16.07	93	1.05		1.26		0.71		64
11.48	16.50	8	0.70		0.91		1.02		64
11.42	15.81	59	1.20		1.41		0.47		64

10.04	13.42	183,762	0.95		1.16		1.13		124
9.26	12.52	10,993	1.70		1.91		0.38		124
9.26	12.52	14,832	1.70		1.91		0.31		124
10.33	13.75	543,449	0.55		0.76		1.53		124
9.95	13.29	125	1.05		1.26		1.08		124
9.99	13.65	7	0.70		0.95		1.25		124
9.99	13.21	34	1.20		1.41		0.55		124

8.94	(27.79)	285,337	0.95	(e)	1.14	(e)	0.34	(e)	19
8.23	(27.81)	16,129	1.70	(e)	1.89	(e)	(0.38	)(e)	19
8.23	(27.87)	16,324	1.70	(e)	1.89	(e)	(0.41	)(e)	19
9.23	(27.66)	814,036	0.55	(e)	0.74	(e)	0.74	(e)	19
8.87	(27.77)	189	1.05	(e)	1.24	(e)	0.23	(e)	19
8.92	(27.77)	6	0.70	(e)	0.89	(e)	0.63	(e)	19
8.89	(27.78)	6	1.20	(e)	1.39	(e)	0.13	(e)	19

12.38	(12.96)	434,970	0.95		1.10		0.40		118
11.40	(13.71)	25,718	1.70		1.85		(0.34)		118
11.41	(13.63)	23,960	1.70		1.85		(0.34)		118
12.76	(12.71)	1,278,322	0.55		0.70		0.82		118
12.28	(13.11)	273	1.05		1.20		0.32		118
12.35	(13.86)	9	0.70	(e)	0.85	(e)	0.63	(e)	118
12.31	(14.18)	9	1.20	(e)	1.35	(e)	0.21	(e)	118

14.36	8.85	678,286	0.95		1.09		0.30		140
13.31	7.95	49,211	1.70		1.84		(0.48)		140
13.31	7.86	35,896	1.70		1.84		(0.48)		140
14.81	9.39	1,635,283	0.55		0.69		0.69		140
14.25	8.78	258	1.05		1.19		0.12		140

The accompanying notes are an integral part of these financial statements.          105

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$9.47	$0.13	$0.74	$0.87	$(0.15)	$—	$(0.15)
2011 - B	9.42	0.06	0.72	0.78	(0.07)	—	(0.07)
2011 - C	9.40	0.06	0.72	0.78	(0.07)	—	(0.07)
2011 - Institutional	9.46	0.17	0.74	0.91	(0.19)	—	(0.19)
2011 - Service	9.51	0.12	0.74	0.86	(0.14)	—	(0.14)
2011 - IR	9.45	0.15	0.74	0.89	(0.17)	—	(0.17)
2011 - R	9.45	0.12	0.72	0.84	(0.12)	—	(0.12)

2010 - A	8.42	0.13	1.05	1.18	(0.13)	—	(0.13)
2010 - B	8.37	0.06	1.05	1.11	(0.06)	—	(0.06)
2010 - C	8.36	0.06	1.04	1.10	(0.06)	—	(0.06)
2010 - Institutional	8.41	0.17	1.05	1.22	(0.17)	—	(0.17)
2010 - Service	8.45	0.12	1.06	1.18	(0.12)	—	(0.12)
2010 - IR	8.41	0.15	1.04	1.19	(0.15)	—	(0.15)
2010 - R	8.41	0.11	1.04	1.15	(0.11)	—	(0.11)

2009 - A	8.60	0.17	(0.16)	0.01	(0.19)	—	(0.19)
2009 - B	8.54	0.12	(0.17)	(0.05)	(0.12)	—	(0.12)
2009 - C	8.54	0.11	(0.16)	(0.05)	(0.13)	—	(0.13)
2009 - Institutional	8.59	0.20	(0.16)	0.04	(0.22)	—	(0.22)
2009 - Service	8.63	0.16	(0.16)	—	(0.18)	—	(0.18)
2009 - IR	8.59	0.18	(0.15)	0.03	(0.21)	—	(0.21)
2009 - R	8.59	0.11	(0.11)	—	(0.18)	—	(0.18)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.24	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - B	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - C	11.16	0.02	(2.62)	(2.60)	(0.02)	—	(0.02)
2008 - Institutional	11.24	0.04	(2.63)	(2.59)	(0.06)	—	(0.06)
2008 - Service	11.28	0.03	(2.64)	(2.61)	(0.04)	—	(0.04)
2008 - IR	11.23	0.03	(2.62)	(2.59)	(0.05)	—	(0.05)
2008 - R	11.23	0.02	(2.62)	(2.60)	(0.04)	—	(0.04)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	14.51	0.18	(2.80)	(2.62)	(0.19)	(0.46)	(0.65)
2008 - B	14.39	0.09	(2.78)	(2.69)	(0.08)	(0.46)	(0.54)
2008 - C	14.40	0.09	(2.78)	(2.69)	(0.09)	(0.46)	(0.55)
2008 - Institutional	14.51	0.23	(2.80)	(2.57)	(0.24)	(0.46)	(0.70)
2008 - Service	14.56	0.17	(2.82)	(2.65)	(0.17)	(0.46)	(0.63)
2008 - IR (Commenced November 30, 2007)	13.89	0.15	(2.18)	(2.03)	(0.17)	(0.46)	(0.63)
2008 - R (Commenced November 30, 2007)	13.89	0.11	(2.17)	(2.06)	(0.14)	(0.46)	(0.60)

2007 - A	13.99	0.18	1.06	1.24	(0.17)	(0.55)	(0.72)
2007 - B	13.88	0.07	1.04	1.11	(0.05)	(0.55)	(0.60)
2007 - C	13.90	0.07	1.04	1.11	(0.06)	(0.55)	(0.61)
2007 - Institutional	14.00	0.24	1.04	1.28	(0.22)	(0.55)	(0.77)
2007 - Service	14.06	0.17	1.05	1.22	(0.17)	(0.55)	(0.72)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

106          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED LARGE CAP VALUE FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$10.19	9.15%	$133,611	0.95%		1.13%		1.31%		56%
10.13	8.25	1,905	1.70		1.88		0.57		56
10.11	8.30	11,928	1.70		1.88		0.55		56
10.18	9.61	365,385	0.55		0.73		1.69		56
10.23	9.02	7,699	1.05		1.23		1.19		56
10.17	9.48	67	0.70		0.88		1.48		56
10.17	8.96	10	1.20		1.38		1.13		56

9.47	14.09	140,737	0.94		1.10		1.45		41
9.42	13.27	2,428	1.69		1.85		0.70		41
9.40	13.22	11,940	1.69		1.85		0.68		41
9.46	14.59	362,324	0.54		0.70		1.86		41
9.51	14.05	6,601	1.04		1.20		1.33		41
9.45	14.31	16	0.69		0.85		1.64		41
9.45	13.74	47	1.19		1.35		1.15		41

8.42	0.37	247,183	0.95		1.10		2.28		130
8.37	(0.42)	3,290	1.70		1.85		1.58		130
8.36	(0.36)	13,110	1.70		1.85		1.47		130
8.41	0.67	712,253	0.55		0.70		2.65		130
8.45	0.28	7,364	1.05		1.20		2.10		130
8.41	0.65	10	0.70		0.85		2.30		130
8.41	0.26	36	1.20		1.35		1.45		130

8.60	(23.14)	310,622	0.95	(c)	1.10	(c)	1.59	(c)	24
8.54	(23.21)	5,170	1.70	(c)	1.85	(c)	0.87	(c)	24
8.54	(23.29)	14,029	1.70	(c)	1.85	(c)	0.86	(c)	24
8.59	(23.05)	851,132	0.55	(c)	0.70	(c)	2.02	(c)	24
8.63	(23.16)	7,193	1.05	(c)	1.20	(c)	1.50	(c)	24
8.59	(23.10)	7	0.70	(c)	0.85	(c)	1.81	(c)	24
8.59	(23.21)	6	1.20	(c)	1.35	(c)	1.33	(c)	24

11.24	(18.65)	398,881	0.95		1.05		1.41		130
11.16	(19.22)	7,306	1.70		1.80		0.67		130
11.16	(19.21)	18,614	1.70		1.80		0.67		130
11.24	(18.30)	1,027,705	0.55		0.65		1.82		130
11.28	(18.73)	8,994	1.05		1.15		1.31		130
11.23	(15.18)	8	0.70	(c)	0.80	(c)	1.70	(c)	130
11.23	(15.44)	8	1.20	(c)	1.30	(c)	1.26	(c)	130

14.51	8.90	640,535	0.95		1.04		1.23		119
14.39	8.03	16,587	1.70		1.79		0.46		119
14.40	7.99	25,946	1.70		1.79		0.47		119
14.51	9.24	1,444,839	0.55		0.64		1.64		119
14.56	8.70	14,237	1.05		1.14		1.14		119

The accompanying notes are an integral part of these financial statements.          107

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$10.92	$0.06	(c)	$1.15	$1.21	$(0.07)	$—	$(0.07)
2011 - B	9.80	(0.03	)(c)	1.02	0.99	—	—	—
2011 - C	9.82	(0.04	)(c)	1.04	1.00	(0.01)	—	(0.01)
2011 - Institutional	11.34	0.11	(c)	1.19	1.30	(0.11)	—	(0.11)
2011 - Service	10.82	0.04	(c)	1.13	1.17	(0.05)	—	(0.05)
2011 - IR	10.87	0.08	(c)	1.15	1.23	(0.10)	—	(0.10)
2011 - R	10.86	0.02	(c)	1.15	1.17	(0.06)	—	(0.06)

2010 - A	8.45	0.04	(d)	2.50	2.54	(0.07)	—	(0.07)
2010 - B	7.59	(0.03	)(d)	2.25	2.22	(0.01)	—	(0.01)
2010 - C	7.62	(0.03	)(d)	2.26	2.23	(0.03)	—	(0.03)
2010 - Institutional	8.78	0.09	(d)	2.57	2.66	(0.10)	—	(0.10)
2010 - Service	8.37	0.03	(d)	2.48	2.51	(0.06)	—	(0.06)
2010 - IR	8.42	0.06	(d)	2.49	2.55	(0.10)	—	(0.10)
2010 - R	8.41	(0.01	)(d)	2.51	2.50	(0.05)	—	(0.05)

2009 - A	7.98	0.04		0.48	0.52	(0.05)	—	(0.05)
2009 - B	7.16	(0.01)		0.44	0.43	—	—	—
2009 - C	7.19	(0.01)		0.44	0.43	—	—	—
2009 - Institutional	8.30	0.07		0.51	0.58	(0.10)	—	(0.10)
2009 - Service	7.85	0.04		0.48	0.52	—	—	—
2009 - IR	7.96	0.04		0.50	0.54	(0.08)	—	(0.08)
2009 - R	7.93	(0.01)		0.53	0.52	(0.04)	—	(0.04)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	11.00	0.02		(3.04)	(3.02)	—	—	—
2008 - B	9.89	—	(e)	(2.73)	(2.73)	—	—	—
2008 - C	9.94	—	(e)	(2.75)	(2.75)	—	—	—
2008 - Institutional	11.45	0.02		(3.17)	(3.15)	—	—	—
2008 - Service	10.84	0.01		(3.00)	(2.99)	—	—	—
2008 - IR	10.98	0.02		(3.04)	(3.02)	—	—	—
2008 - R	10.95	0.01		(3.03)	(3.02)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	12.89	0.01		(1.23)	(1.22)	(0.01)	(0.66)	(0.67)
2008 - B	11.74	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - C	11.79	(0.06)		(1.13)	(1.19)	—	(0.66)	(0.66)
2008 - Institutional	13.37	0.06		(1.27)	(1.21)	(0.05)	(0.66)	(0.71)
2008 - Service	12.72	0.01		(1.23)	(1.22)	—	(0.66)	(0.66)
2008 - IR (Commenced November 30, 2007)	12.16	0.03		(0.50)	(0.47)	(0.05)	(0.66)	(0.71)
2008 - R (Commenced November 30, 2007)	12.16	(0.01)		(0.49)	(0.50)	(0.05)	(0.66)	(0.71)

2007 - A	13.76	0.04		(0.06)	(0.02)	(0.01)	(0.84)	(0.85)
2007 - B	12.69	(0.06)		(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - C	12.74	(0.06)		(0.05)	(0.11)	—	(0.84)	(0.84)
2007 - Institutional	14.23	0.10		(0.06)	0.04	(0.06)	(0.84)	(0.90)
2007 - Service	13.59	0.02		(0.05)	(0.03)	—	(0.84)	(0.84)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.55% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 per share and 0.56% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

108          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$12.06	11.05%	$65,299	1.25%		1.42%		0.45	%(c)	34%
10.79	10.10	1,399	2.00		2.17		(0.31	)(c)	34
10.81	10.14	13,338	2.00		2.17		(0.32	)(c)	34
12.53	11.49	86,058	0.85		1.02		0.87	(c)	34
11.94	10.84	1,548	1.35		1.52		0.32	(c)	34
12.00	11.32	4,959	1.00		1.17		0.70	(c)	34
11.97	10.78	207	1.50		1.67		0.14	(c)	34

10.92	30.23	104,435	1.25		1.39		0.43	(d)	70
9.80	29.27	2,101	2.00		2.14		(0.31	)(d)	70
9.82	29.29	13,788	2.00		2.14		(0.37	)(d)	70
11.34	30.76	240,597	0.85		0.99		0.88	(d)	70
10.82	30.16	1,431	1.35		1.49		0.33	(d)	70
10.87	30.55	35	1.00		1.14		0.63	(d)	70
10.86	29.90	184	1.50		1.64		(0.11	)(d)	70

8.45	6.70	130,439	1.25		1.40		0.61		167
7.59	6.01	2,737	2.00		2.15		(0.11)		167
7.62	5.98	11,226	2.00		2.15		(0.18)		167
8.78	7.13	349,989	0.85		1.00		0.96		167
8.37	6.62	1,588	1.35		1.50		0.53		167
8.42	7.09	25	1.00		1.15		0.52		167
8.41	6.61	21	1.50		1.65		(0.10)		167

7.98	(27.45)	162,243	1.25	(f)	1.46	(f)	0.76	(f)	31
7.16	(27.60)	3,806	2.00	(f)	2.21	(f)	0.01	(f)	31
7.19	(27.67)	11,262	2.00	(f)	2.21	(f)	0.01	(f)	31
8.30	(27.51)	419,179	0.85	(f)	1.06	(f)	1.16	(f)	31
7.85	(27.58)	2,121	1.35	(f)	1.56	(f)	0.66	(f)	31
7.96	(27.50)	7	1.00	(f)	1.21	(f)	0.99	(f)	31
7.93	(27.58)	7	1.50	(f)	1.71	(f)	0.54	(f)	31

11.00	(9.73)	211,930	1.25		1.36		0.12		160
9.89	(10.39)	5,807	2.00		2.11		(0.57)		160
9.94	(10.35)	16,250	2.00		2.11		(0.60)		160
11.45	(9.29)	547,109	0.85		0.96		0.54		160
10.84	(9.80)	2,904	1.35		1.46		0.12		160
10.98	(4.14)	10	1.00	(f)	1.11	(f)	0.36	(f)	160
10.95	(4.40)	10	1.50	(f)	1.61	(f)	(0.07	)(f)	160

12.89	(0.76)	208,875	1.26		1.34		0.24		154
11.74	(1.52)	10,875	2.01		2.09		(0.51)		154
11.79	(1.44)	21,631	2.01		2.09		(0.51)		154
13.37	(0.32)	575,499	0.86		0.94		0.64		154
12.72	(0.80)	26,406	1.36		1.44		0.14		154

The accompanying notes are an integral part of these financial statements.          109

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized
Year - Share Class	of year	(loss)(a)		gain (loss)	operations	income	gains

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$18.49	$(0.05	)(c)	$2.78	$2.73	$—	$—
2011 - B	15.98	(0.18	)(c)	2.41	2.23	—	—
2011 - C	16.11	(0.18	)(c)	2.42	2.24	—	—
2011 - Institutional	20.38	0.03	(c)	3.08	3.11	—	—
2011 - IR	18.58	(0.08	)(c)	2.89	2.81	—	—
2011 - R	18.33	(0.11	)(c)	2.76	2.65	—	—

2010 - A	14.23	0.01	(d)	4.30	4.31	(0.05)	—
2010 - B	12.35	(0.09	)(d)	3.72	3.63	—	—
2010 - C	12.45	(0.10	)(d)	3.76	3.66	—	—
2010 - Institutional	15.67	0.07	(d)	4.74	4.81	(0.10)	—
2010 - IR	14.30	0.04	(d)	4.33	4.37	(0.09)	—
2010 - R	14.15	(0.03	)(d)	4.27	4.24	(0.06)	—

2009 - A	12.66	(0.01)		1.58	1.57	—	—
2009 - B	11.07	(0.08)		1.36	1.28	—	—
2009 - C	11.16	(0.09)		1.38	1.29	—	—
2009 - Institutional	13.88	0.04		1.75	1.79	—	—
2009 - IR	12.68	0.03		1.59	1.62	—	—
2009 - R	12.63	(0.06)		1.58	1.52	—	—

2008 - A	36.25	(0.05)		(9.43)	(9.48)	—	(14.11)
2008 - B	33.77	(0.17)		(8.42)	(8.59)	—	(14.11)
2008 - C	33.92	(0.17)		(8.48)	(8.65)	—	(14.11)
2008 - Institutional	38.18	0.02		(10.21)	(10.19)	—	(14.11)
2008 - IR (Commenced November 30, 2007)	33.22	(0.01)		(6.42)	(6.43)	—	(14.11)
2008 - R (Commenced November 30, 2007)	33.22	(0.08)		(6.40)	(6.48)	—	(14.11)

2007 - A	32.78	(0.27)		5.59	5.32	—	(1.85)
2007 - B	30.83	(0.46)		5.25	4.79	—	(1.85)
2007 - C	30.96	(0.46)		5.27	4.81	—	(1.85)
2007 - Institutional	34.28	(0.12)		5.87	5.75	—	(1.85)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Structured Small Cap Growth Fund first began operations as the AXA Enterprise Small Company Growth Fund (the “Predecessor Fund”) of the AXA Enterprise Funds Trust. On June 25, 2007, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Performance prior to June 25, 2007 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.34% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.10 per share and 0.63% of average net assets.
(e)	Annualized

110          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP GROWTH FUND

						Ratio of		Ratio of
		Net assets,	Ratio of	Ratio of	Ratio of	net investment		net investment
Net asset		end of	net expenses	net expenses	total expenses	income (loss)		income (loss)		Portfolio
value, end	Total	year	to average	(not including fees	to average	to average		(not including fees		turnover
of year	return(b)	(in 000s)	net assets	paid indirectly)	net assets	net assets		paid indirectly)		rate

$21.22	14.76%	$24,979	1.25%	1.25%	1.96%	(0.26	)%(c)	(0.26	)%(c)	52%
18.21	13.95	4,760	2.00	2.00	2.71	(0.98	)(c)	(0.98	)(c)	52
18.35	13.90	5,180	2.00	2.00	2.71	(1.00	)(c)	(1.00	)(c)	52
23.49	15.26	6,959	0.85	0.85	1.56	0.14	(c)	0.14	(c)	52
21.39	15.12	38	1.00	1.00	1.71	(0.38	)(c)	(0.38	)(c)	52
20.98	14.46	19	1.50	1.50	2.21	(0.51	)(c)	(0.51	)(c)	52

18.49	30.38	22,598	1.25	1.25	2.09	0.03	(d)	0.03	(d)	100
15.98	29.39	6,395	2.00	2.00	2.84	(0.65	)(d)	(0.65	)(d)	100
16.11	29.40	5,263	2.00	2.00	2.84	(0.70	)(d)	(0.70	)(d)	100
20.38	30.87	5,649	0.85	0.85	1.69	0.39	(d)	0.39	(d)	100
18.58	30.66	10	1.00	1.00	1.84	0.26	(d)	0.26	(d)	100
18.33	30.07	47	1.50	1.50	2.34	(0.21	)(d)	(0.21	)(d)	100

14.23	12.40	19,090	1.25	1.25	2.44	(0.06)		(0.06)		205
12.35	11.56	7,608	2.00	2.00	3.19	(0.78)		(0.78)		205
12.45	11.56	4,793	2.00	2.00	3.19	(0.82)		(0.82)		205
15.67	12.90	4,026	0.85	0.85	2.04	0.31		0.31		205
14.30	12.78	7	1.00	1.00	2.19	0.18		0.18		205
14.15	12.03	42	1.50	1.50	2.69	(0.44)		(0.44)		205

12.66	(39.66)	19,402	1.25	1.25	2.00	(0.32)		(0.32)		182
11.07	(40.12)	10,176	2.00	2.00	2.75	(1.07)		(1.07)		182
11.16	(40.12)	4,918	2.00	2.00	2.75	(1.07)		(1.07)		182
13.88	(39.44)	3,662	0.85	0.85	1.60	(0.12)		(0.12)		182
12.68	(34.14)	7	1.00 (e)	1.00 (e)	1.75 (e)	(0.06	)(e)	(0.06	)(e)	182
12.63	(34.40)	7	1.50 (e)	1.50 (e)	2.25 (e)	(0.40	)(e)	(0.40	)(e)	182

36.25	17.04	45,070	1.25	1.51	2.17	(0.79)		(1.05)		154
33.77	16.32	26,184	1.87	2.13	2.78	(1.40)		(1.67)		154
33.92	16.32	11,911	1.87	2.13	2.78	(1.40)		(1.67)		154
38.18	17.53	15,686	0.79	1.10	1.74	(0.33)		(0.63)		154

The accompanying notes are an integral part of these financial statements.          111

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,*
2011 - A	$24.10	$0.15	(c)	$2.27	$2.42	$(0.16)	—	$(0.16)
2011 - B	16.87	(0.03	)(c)	1.58	1.55	(0.02)	—	(0.02)
2011 - C	19.06	(0.04	)(c)	1.80	1.76	(0.03)	—	(0.03)
2011 - Institutional	29.80	0.32	(c)	2.79	3.11	(0.25)	—	(0.25)
2011 - IR	24.15	0.24	(c)	2.24	2.48	(0.23)	—	(0.23)
2011 - R	23.99	0.07	(c)	2.26	2.33	(0.11)	—	(0.11)

2010 - A	18.78	0.16	(d)	5.34	5.50	(0.18)	—	(0.18)
2010 - B	13.24	—	(d)(e)	3.75	3.75	(0.12)	—	(0.12)
2010 - C	14.94	—	(d)(e)	4.24	4.24	(0.12)	—	(0.12)
2010 - Institutional	23.11	0.30	(d)	6.59	6.89	(0.20)	—	(0.20)
2010 - IR	18.78	0.22	(d)	5.34	5.56	(0.19)	—	(0.19)
2010 - R	18.74	0.10	(d)	5.33	5.43	(0.18)	—	(0.18)

2009 - A	18.62	0.18		0.25	0.43	(0.27)	—	(0.27)
2009 - B	13.16	0.05		0.19	0.24	(0.16)	—	(0.16)
2009 - C	14.84	0.05		0.18	0.23	(0.13)	—	(0.13)
2009 - Institutional	22.89	0.31		0.28	0.59	(0.37)	—	(0.37)
2009 - IR	18.69	0.22		0.21	0.43	(0.34)	—	(0.34)
2009 - R	18.62	0.12		0.23	0.35	(0.23)	—	(0.23)

2008 - A	89.04	0.14		(14.42)	(14.28)	—	(56.14)	(56.14)
2008 - B	81.13	(0.07)		(11.76)	(11.83)	—	(56.14)	(56.14)
2008 - C	83.58	—	(e)	(12.60)	(12.60)	—	(56.14)	(56.14)
2008 - Institutional	95.27	0.42		(16.66)	(16.24)	—	(56.14)	(56.14)
2008 - IR (Commenced November 30, 2007)	81.41	0.21		(6.79)	(6.58)	—	(56.14)	(56.14)
2008 - R (Commenced November 30, 2007)	81.41	0.14		(6.79)	(6.65)	—	(56.14)	(56.14)

2007 - A	92.33	(0.35)		7.42	7.07	(0.21)	(10.15)	(10.36)
2007 - B	85.26	(0.84)		6.86	6.02	—	(10.15)	(10.15)
2007 - C	87.57	(0.84)		7.00	6.16	—	(10.15)	(10.15)
2007 - Institutional	98.14	—	(e)	7.98	7.98	(0.70)	(10.15)	(10.85)

*	All per share amounts representing data prior to February 9, 2009 have been restated to reflect a 7 for 1 reverse stock split which occurred on that date.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized. The Structured Small Cap Value Fund first began operations as the AXA Enterprise Small Company Value Fund (the “Predecessor Fund”) of the AXA Enterprise Funds Trust. On June 25, 2007, the Predecessor Fund was reorganized as a new portfolio of the Goldman Sachs Trust. Performance prior to June 25, 2007 is that of the Predecessor Fund. Total return information of the Predecessor Fund is provided in the above table because the Predecessor Fund is considered the accounting survivor of the reorganization.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 and 0.27% of average net assets.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.06 and 0.33% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Annualized.

112          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED SMALL CAP VALUE FUND

				Ratio of		Ratio of		Ratio of
		Net assets,	Ratio of	net expenses	Ratio of	net investment		net investment
Net asset		end of	net expenses	(not including	total expenses	income (loss)		income (loss)		Portfolio
value, end	Total	year	to average	fees paid	to average	to average		(not including fees		turnover
of year	return(b)	(in 000s)	net assets	indirectly)	net assets	net assets		paid indirectly)		rate

$26.36	10.03%	$91,426	1.25%	1.25%	1.54%	0.58	%(c)	0.58	%(c)	33%
18.40	9.19	14,722	2.00	2.00	2.29	(0.16	)(c)	(0.16	)(c)	33
20.79	9.21	19,248	2.00	2.00	2.29	(0.17	)(c)	(0.17	)(c)	33
32.66	10.46	3,479	0.85	0.85	1.14	0.97	(c)	0.97	(c)	33
26.40	10.29	223	1.00	1.00	1.29	0.96	(c)	0.96	(c)	33
26.21	9.71	214	1.50	1.50	1.79	0.26	(c)	0.26	(c)	33

24.10	29.47	95,864	1.25	1.25	1.55	0.72	(d)	0.72	(d)	85
16.87	28.54	20,172	2.00	2.00	2.30	0.01	(d)	0.01	(d)	85
19.06	28.54	21,671	2.00	2.00	2.30	(0.02	)(d)	(0.02	)(d)	85
29.80	30.03	2,462	0.85	0.85	1.15	1.10	(d)	1.10	(d)	85
24.15	29.83	28	1.00	1.00	1.30	0.99	(d)	0.99	(d)	85
23.99	29.17	120	1.50	1.50	1.80	0.45	(d)	0.45	(d)	85

18.78	2.64	79,873	1.25	1.25	1.69	1.11		1.11		184
13.24	2.27	27,689	2.00	2.00	2.44	0.42		0.42		184
14.94	1.61	20,883	2.00	2.00	2.44	0.38		0.38		184
23.11	2.97	1,244	0.85	0.85	1.29	1.55		1.55		184
18.78	2.43	7	1.00	1.00	1.44	1.34		1.34		184
18.74	2.17	79	1.50	1.50	1.94	0.68		0.68		184

18.62	(33.48)	85,992	1.25	1.25	1.53	0.71		0.71		147
13.16	(34.04)	43,039	2.00	2.00	2.28	(0.05)		(0.05)		147
14.84	(33.89)	26,503	2.00	2.00	2.28	(0.05)		(0.05)		147
22.89	(33.07)	1,599	0.85	0.85	1.13	1.05		1.05		147
18.69	(27.00)	7	1.00 (f)	1.00 (f)	1.28 (f)	1.03	(f)	1.03	(f)	147
18.62	(27.27)	7	1.50 (f)	1.50 (f)	1.78 (f)	0.60	(f)	0.60	(f)	147

89.04	8.15	213,172	1.20	1.49	1.58	(0.40)		(0.69)		97
81.13	7.45	117,553	1.82	2.10	2.19	(1.03)		(1.31)		97
83.58	7.41	70,151	1.82	2.10	2.19	(1.01)		(1.29)		97
95.27	8.57	16,005	0.73	1.07	1.14	(0.04)		(0.38)		97

The accompanying notes are an integral part of these financial statements.          113

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED OCTOBER 31,
2011 - A	$22.32	$0.31	(c)	$1.87	$2.18	$(0.29)	$—	$(0.29)
2011 - B	20.82	0.12	(c)	1.76	1.88	(0.11)	—	(0.11)
2011 - C	20.54	0.12	(c)	1.72	1.84	(0.13)	—	(0.13)
2011 - Institutional	22.89	0.44	(c)	1.87	2.31	(0.38)	—	(0.38)
2011 - Service	22.25	0.28	(c)	1.87	2.15	(0.26)	—	(0.26)
2011 - IR	22.21	0.36	(c)	1.86	2.22	(0.35)	—	(0.35)
2011 - R	22.11	0.24	(c)	1.85	2.09	(0.22)	—	(0.22)

2010 - A	19.75	0.24		2.63	2.87	(0.30)	—	(0.30)
2010 - B	18.43	0.08		2.44	2.52	(0.13)	—	(0.13)
2010 - C	18.21	0.07		2.44	2.51	(0.18)	—	(0.18)
2010 - Institutional	20.25	0.33		2.69	3.02	(0.38)	—	(0.38)
2010 - Service	19.66	0.23		2.60	2.83	(0.24)	—	(0.24)
2010 - IR	19.65	0.29		2.63	2.92	(0.36)	—	(0.36)
2010 - R	19.63	0.18		2.61	2.79	(0.31)	—	(0.31)

2009 - A	19.02	0.31		0.87	1.18	(0.38)	(0.07)	(0.45)
2009 - B	17.63	0.18		0.82	1.00	(0.13)	(0.07)	(0.20)
2009 - C	17.50	0.16		0.82	0.98	(0.20)	(0.07)	(0.27)
2009 - Institutional	19.52	0.38		0.91	1.29	(0.49)	(0.07)	(0.56)
2009 - Service	18.84	0.29		0.88	1.17	(0.28)	(0.07)	(0.35)
2009 - IR	18.96	0.34		0.87	1.21	(0.45)	(0.07)	(0.52)
2009 - R	18.89	0.16		0.98	1.14	(0.33)	(0.07)	(0.40)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*
2008 - A	24.97	0.04		(5.99)	(5.95)	—	—	—
2008 - B	23.18	0.02		(5.57)	(5.55)	—	—	—
2008 - C	23.01	0.02		(5.53)	(5.51)	—	—	—
2008 - Institutional	25.61	0.06		(6.15)	(6.09)	—	—	—
2008 - Service	24.74	0.04		(5.94)	(5.90)	—	—	—
2008 - IR	24.88	0.05		(5.97)	(5.92)	—	—	—
2008 - R	24.81	0.04		(5.96)	(5.92)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,
2008 - A	33.30	0.29		(4.86)	(4.57)	(0.34)	(3.42)	(3.76)
2008 - B	31.17	0.08		(4.54)	(4.46)	(0.11)	(3.42)	(3.53)
2008 - C	31.01	0.07		(4.49)	(4.42)	(0.16)	(3.42)	(3.58)
2008 - Institutional	34.07	0.42		(4.98)	(4.56)	(0.48)	(3.42)	(3.90)
2008 - Service	32.98	0.26		(4.80)	(4.54)	(0.28)	(3.42)	(3.70)
2008 - IR (Commenced November 30, 2007)	33.02	0.26		(4.49)	(4.23)	(0.49)	(3.42)	(3.91)
2008 - R (Commenced November 30, 2007)	33.02	0.17		(4.48)	(4.31)	(0.48)	(3.42)	(3.90)

2007 - A	31.79	0.28		2.61	2.89	(0.27)	(1.11)	(1.38)
2007 - B	29.92	0.03		2.45	2.48	(0.12)	(1.11)	(1.23)
2007 - C	29.78	0.02		2.45	2.47	(0.13)	(1.11)	(1.24)
2007 - Institutional	32.48	0.42		2.66	3.08	(0.38)	(1.11)	(1.49)
2007 - Service	31.50	0.24		2.59	2.83	(0.24)	(1.11)	(1.35)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.13% of average net assets.
(d)	Annualized.

114          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$24.21	9.83%	$278,353	0.95%		1.19%		1.28	%(c)	46%
22.59	9.05	13,170	1.70		1.94		0.56	(c)	46
22.25	9.00	32,665	1.70		1.94		0.52	(c)	46
24.82	10.20	33,581	0.55		0.79		1.76	(c)	46
24.14	9.74	962	1.05		1.29		1.19	(c)	46
24.08	10.09	105	0.70		0.94		1.57	(c)	46
23.98	9.53	29	1.20		1.44		1.03	(c)	46

22.32	14.67	301,843	0.95		1.18		1.12		47
20.82	13.76	18,663	1.70		1.93		0.39		47
20.54	13.84	34,942	1.70		1.93		0.37		47
22.89	15.10	115,177	0.55		0.78		1.54		47
22.25	14.50	1,273	1.05		1.28		1.10		47
22.21	15.00	8	0.70		0.93		1.37		47
22.11	14.35	48	1.20		1.43		0.88		47

19.75	6.57	328,575	0.95		1.19		1.75		136
18.43	5.83	25,269	1.70		1.94		1.14		136
18.21	5.82	37,716	1.70		1.94		0.99		136
20.25	7.04	153,872	0.55		0.79		2.14		136
19.66	6.50	2,117	1.05		1.29		1.68		136
19.65	6.83	7	0.70		0.94		1.93		136
19.63	6.39	50	1.20		1.44		0.89		136

19.02	(23.83)	384,949	0.95	(d)	1.22	(d)	1.16	(d)	27
17.63	(23.94)	47,671	1.70	(d)	1.97	(d)	0.46	(d)	27
17.50	(23.95)	42,816	1.70	(d)	1.97	(d)	0.41	(d)	27
19.52	(23.78)	177,704	0.55	(d)	0.82	(d)	1.57	(d)	27
18.84	(23.85)	2,949	1.05	(d)	1.32	(d)	1.05	(d)	27
18.96	(23.79)	6	0.70	(d)	0.97	(d)	1.48	(d)	27
18.89	(23.86)	6	1.20	(d)	1.47	(d)	0.99	(d)	27

24.97	(15.39)	530,590	0.95		1.13		1.03		96
23.18	(16.04)	77,406	1.70		1.88		0.28		96
23.01	(16.01)	58,873	1.70		1.88		0.28		96
25.61	(15.09)	253,353	0.55		0.73		1.40		96
24.74	(15.43)	3,908	1.05		1.23		0.91		96
24.88	(14.61)	9	0.70	(d)	0.88	(d)	1.30	(d)	96
24.81	(14.89)	9	1.20	(d)	1.38	(d)	0.85	(d)	96

33.30	9.11	863,259	0.95		1.10		0.82		119
31.17	8.27	154,414	1.70		1.85		0.09		119
31.01	8.27	100,803	1.70		1.85		0.07		119
34.07	9.56	594,020	0.55		0.70		1.22		119
32.98	9.01	15,884	1.05		1.20		0.72		119

The accompanying notes are an integral part of these financial statements.          115

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements
October 31, 2011

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered*	Non-diversified

Balanced	A, B, C, Institutional and IR	Diversified

Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, and Structured U.S. Equity	A, B, C, Institutional, Service, IR and R	Diversified

Structured Small Cap Growth and Structured Small Cap Value	A, B, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; and trading halts or suspensions.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily, net of unrealized gains, and is payable upon sale of such investments.
In addition, distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) often include a “return of capital”, which is recorded by the Funds as a reduction of the cost basis of the securities held. The Internal Revenue Code of 1986, as amended (the “Code”) requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service fees. Non-class specific expenses directly incurred by a fund are charged to that fund, while such expenses incurred by the Trust are allocated across the respective funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Code, applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Balanced and Structured Large Cap Value	Quarterly	Annually

Structured Large Cap Growth, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E. Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions. The effect of changes in foreign currency exchange rates on investments are included within net realized and unrealized gain (loss) on investments.

F. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Funds on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

G. Futures Contracts — Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

H. Mortgage-Backed and Asset-Backed Securities — The Balanced Fund may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security through maturity. These adjustments are included in interest income. Payments received for PO’s are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains.

I. Mortgage Dollar Rolls — The Balanced Fund may enter into mortgage dollar rolls (“dollar rolls”) in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund treats dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Fund will not be entitled to accrue interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other counterparty.

J. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying future, swap, security or currency transaction, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the future, swap, security or currency transaction that the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under written option contracts.
Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying future, swap, security or currency transaction, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the future, swap, security or currency transaction which the Funds purchase upon exercise will be increased by the premium originally paid. Purchased over the counter options are subject to the risk that the counterparty may default on its obligations, which could result in a loss to the Funds.

K. Repurchase Agreements — The Funds may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

L. Structured Notes — The Funds may invest in structured notes, the values of which are based on the price movements of a reference security or index. Fluctuations in value are recorded as unrealized gain or loss. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. On the termination date, the Fund will receive a payment from the issuer based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss. Structured notes are subject to various risks including credit, issuer and interest rate risks.

M. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.
The Balanced Fund may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

N. Treasury Inflation Protected Securities — The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

O. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (“To Be Announced”) securities that have been authorized, but not yet issued in the market. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must “set aside” liquid assets, or engage in other appropriate measures to “cover” their obligations under these contracts.

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a summary of the Funds’ investments and derivatives categorized in the fair value hierarchy as of October 31, 2011:

BALANCED
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$68,974,210	$—	$—
Fixed Income
Corporate Obligations	—	12,493,296	—
Mortgage-Backed Obligations	—	20,862,748	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	4,246,547	1,944,748	—
Asset-Backed Securities	—	5,032,512	—
Foreign Debt Obligations	—	755,885	—
Government Guarantee Obligations	—	100,986	—
Municipal Debt Obligations	—	355,255	—
Structured Notes	—	369,986	—
Short-term Investments	—	11,700,000	—
Securities Lending Reinvestment Vehicle	1,047,325	—	—

Total	$74,268,082	$53,615,416	$—

Liabilities
Fixed Income
Mortgage-Backed Obligation — Forward Sales Contracts	$—	$(1,080,469)	$—

Derivative Type

Assets
Futures Contracts*	$205,632	$—	$—
Interest Rate Swap Contracts*	—	24,065	—
Credit Default Swap Contracts*	—	23,200	—

Total	$205,632	$47,265	$—

Liabilities
Forward Foreign Currency Exchange Contracts*	$—	$(17,971)	$—
Futures Contracts*	(95,365)	—	—
Interest Rate Swap Contracts*	—	(8,000)	—
Credit Default Swap Contracts*	—	(25,993)	—

Total	$(95,365)	$(51,964)	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

3. FAIR VALUE OF INVESTMENTS (continued)

STRUCTURED LARGE CAP GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$552,073,565	$—	$—
Short-term Investments	—	12,400,000	—
Securities Lending Reinvestment Vehicle	5,474,900	—	—

Total	$557,548,465	$12,400,000	$—

Derivative Type

Assets
Futures Contracts*	$401,993	$—	$—

STRUCTURED LARGE CAP VALUE
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$509,965,792	$—	$—
Short-term Investments	—	11,500,000	—
Securities Lending Reinvestment Vehicle	3,115,950	—	—

Total	$513,081,742	$11,500,000	$—

Derivative Type

Assets
Futures Contracts*	$469,097	$—	$—

STRUCTURED SMALL CAP EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$169,190,482	$—	$—
Short-term Investments	—	3,800,000	—
Securities Lending Reinvestment Vehicle	9,717,225	—	—

Total	$178,907,707	$3,800,000	$—

Derivative Type

Assets
Futures Contracts*	$196,203	$—	$—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

3. FAIR VALUE OF INVESTMENTS (continued)

STRUCTURED SMALL CAP GROWTH
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$41,057,169	$—	$—
Short-term Investments	—	1,000,000	—
Securities Lending Reinvestment Vehicle	2,141,850	—	—

Total	$43,199,019	$1,000,000	$—

Derivative Type

Assets
Futures Contracts*	$60,433	$—	$—

STRUCTURED SMALL CAP VALUE
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$126,175,409	$—	$—
Investment Company	117,556	—	—
Short-term Investments	—	3,300,000	—
Securities Lending Reinvestment Vehicle	6,141,175	—	—

Total	$132,434,140	$3,300,000	$—

Derivative Type

Assets
Futures Contracts*	$187,154	$—	$—

STRUCTURED U.S. EQUITY
Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments	$350,887,904	$—	$—
Short-term Investments	—	9,300,000	—
Securities Lending Reinvestment Vehicle	1,728,300	—	—

Total	$352,616,204	$9,300,000	$—

Derivative Type

Assets
Futures Contracts*	$283,620	$—	$—

*	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended October 31, 2011, the Funds entered into certain derivative contract types. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The following tables set forth, by certain risk types, the gross value of these derivative contracts for trading activities as of October 31, 2011. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Balanced Fund

	Statement of Assets			Statement of Assets
	and Liabilities			and Liabilities
Risk	Location	Assets		Location	Liabilities
Interest rate	Receivable for unrealized gain on swap contracts; Receivable for futures — variation margin	$185,475	(a)	Payable for unrealized loss on swap contracts; Payable for futures — variation margin	$(103,365	)(a)

Credit	Receivable for unrealized gain on swap contracts	23,200		Payable for unrealized loss on swap contracts	(25,993)

Equity	Receivable for futures — variation margin	44,222	(a)	—	—

Currency	—	—		Payable for unrealized loss on forward foreign currency exchange contracts	(17,971)

Total		$252,897			$(147,329)

		Statement of Assets
		and Liabilities
Risk	Fund	Location	Assets(a)	Liabilities
Equity	Structured Large Cap Growth	Receivable for futures — variation margin	$401,993	$—

Equity	Structured Large Cap Value	Receivable for futures — variation margin	469,097	—

Equity	Structured Small Cap Equity	Receivable for futures — variation margin	196,203	—

Equity	Structured Small Cap Growth	Receivable for futures — variation margin	60,433	—

Equity	Structured Small Cap Value	Receivable for futures — variation margin	187,154	—

Equity	Structured U.S. Equity	Receivable for futures — variation margin	283,620	—

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2011. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain securities, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Balanced Fund

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations Location	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest rate	Net realized gain (loss) from futures contracts, swap contracts and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts and written options	$273,906	$110,734	246

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	4,140	(8,114)	4

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(76,330)	40,857	13

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,756	17,652	6

Total		$204,472	$161,129	269

The following table represents gains (losses) which are included in “Net realized gain (loss) from futures contracts” and “Net change in unrealized gain (loss) on futures contracts” on the Statements of Operations.

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Fund	Gain (Loss)	Gain (Loss)	Contracts(a)
Equity	Structured Large Cap Growth	$1,907,876	$392,324	181

Equity	Structured Large Cap Value	1,147,424	414,232	175

Equity	Structured Small Cap Equity	1,135,807	(61,195)	67

Equity	Structured Small Cap Growth	85,000	11,172	11

Equity	Structured Small Cap Value	78,384	(9,890)	36

Equity	Structured U.S. Equity	578,078	(201,754)	161

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2011.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2011, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate*

Balanced	0.65%	0.59%	0.56%	0.55%	0.54%	0.65%	0.55%

Structured Large Cap Growth	0.65	0.59	0.56	0.55	0.54	0.65	0.51

Structured Large Cap Value	0.60	0.54	0.51	0.50	0.49	0.60	0.51

Structured Small Cap Equity	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Growth	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured Small Cap Value	0.85	0.85	0.77	0.73	0.72	0.85	0.81

Structured U.S. Equity	0.65	0.59	0.56	0.55	0.54	0.65	0.51

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rates above through at least February 28, 2012. Prior to such date GSAM may not terminate the arrangements without the approval of the trustees.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee, accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the fiscal year ended October 31, 2011, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Balanced	$21,600	$—	$100

Structured Large Cap Growth	4,700	—	—

Structured Large Cap Value	8,500	—	300

Structured Small Cap Equity	3,400	—	400

Structured Small Cap Growth	2,000	—	100

Structured Small Cap Value	4,700	—	100

Structured U.S. Equity	15,700	—	1,100

D. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and Shareholder Administration Plan. These plans allow service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.064% for the Balanced Fund and 0.004% for the remainder of the Funds. These Other Expense reimbursements will remain in place through at least February 28, 2012, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Funds’ expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2011, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

		Other		Total
	Management	Expense	Custody Fee	Expense
Fund	Fee Waivers	Reimbursements	Credits	Reductions

Balanced	$126	$294	$—	$420

Structured Large Cap Growth	837	449	—	1,286

Structured Large Cap Value	534	437	82	1,053

Structured Small Cap Equity	117	369	—	486

Structured Small Cap Growth	18	301	—	319

Structured Small Cap Value	57	354	—	411

Structured U.S. Equity	630	433	—	1,063

As of October 31, 2011, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Balanced	$53	$33	$18	$104

Structured Large Cap Growth	233	45	39	317

Structured Large Cap Value	216	38	34	288

Structured Small Cap Equity	116	26	16	158

Structured Small Cap Growth	27	13	5	45

Structured Small Cap Value	84	46	19	149

Structured U.S. Equity	149	94	51	294

G. Line of Credit Facility — As of October 31, 2011, the Funds participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2011, the Funds did not have any borrowings under the facility.

H. Other Transactions with Affiliates — For the fiscal year ended October 31, 2011, Goldman Sachs earned approximately $8,700, $24,400, $21,700, $10,100, $400, $600 and $10,000 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds, respectively.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of October 31, 2011, the following Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

		Goldman Sachs
	Goldman Sachs	Enhanced Dividend	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Global Equity	Equity Growth	Growth and Income	Growth Strategy
Fund	Portfolio	Portfolio	Strategy Portfolio	Strategy Portfolio	Portfolio

Structured Large Cap Growth	7%	—%	13%	22%	25%

Structured Large Cap Value	6	—	13	21	24

Structured Small Cap Equity	—	9	5	14	12

As of October 31, 2011, Goldman Sachs Group, Inc. (“GSG”) was the beneficial owner of 5% or more of outstanding Class IR and Class R Shares of the following Funds:

Fund	Class IR	Class R

Structured Large Cap Growth	20%	34%

Structured Large Cap Value	12	82

Structured Small Cap Equity	—	5

Structured Small Cap Growth	29	56

Structured U.S. Equity	8	30

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2011, were as follows:

Fund	Purchases	Sales and Maturities

Balanced*	$439,100,279	$450,522,349

Structured Large Cap Growth	446,077,755	464,347,807

Structured Large Cap Value	321,485,162	366,794,869

Structured Small Cap Equity	94,957,463	312,952,844

Structured Small Cap Growth	22,888,013	24,986,973

Structured Small Cap Value	46,778,485	65,686,055

Structured U.S. Equity	198,450,698	344,231,773

*	Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amounts of $355,287,748 and $354,080,032, respectively.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
Effective December 29, 2010, the Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund. Prior to December 29, 2010, the Funds invested the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio II of Boston Global Investment Trust (“Enhanced Portfolio II”), a Delaware statutory trust. The Enhanced Portfolio II, deemed an affiliate of the Trust, was exempt from registration under Section 3(c)(7) of the Act and was managed by GSAM, for which GSAM may have received an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio II. The Enhanced Portfolio II invested primarily in short-term investments, but was not a “money market fund” subject to the requirements of Rule 2a-7 of the Act.
Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the fiscal year ended October 31, 2011, are reported under Investment Income on the Statement of Operations.
The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Fiscal Year Ended October 31, 2011		Amounts Payable to
	Earnings of GSAL	Amounts Received	Goldman Sachs
	Relating to	by the Funds	Upon Return of
	Securities	from Lending to	Securities Loaned as of
Fund	Loaned	Goldman Sachs	October 31, 2011

Balanced	$541	$1,086	$—

Structured Large Cap Growth	9,915	8,867	1,998,150

Structured Large Cap Value	8,146	34,783	1,620,000

Structured Small Cap Equity	8,076	12,622	1,595,250

Structured Small Cap Growth	1,438	2,725	136,850

Structured Small Cap Value	5,524	6,920	1,193,725

Structured U.S. Equity	1,374	—	—

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio II for the period from November 1, 2010 to December 28, 2010 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held
Fund	of Period	Bought	Sold	End of Period

Balanced	570	632	(1,202)	—

Structured Large Cap Growth	2,692	11,418	(14,110)	—

Structured Large Cap Value	2,502	6,186	(8,688)	—

Structured Small Cap Equity	20,095	20,533	(40,628)	—

Structured Small Cap Growth	941	2,138	(3,079)	—

Structured Small Cap Value	6,447	8,996	(15,443)	—

Structured U.S. Equity	185	2,073	(2,258)	—

The following table provides information about the Funds’ investment in the Money Market Fund for the period from December 29, 2010 to October 31, 2011 (in thousands):

	Number of
	Shares Held			Number of
	Beginning	Shares	Shares	Shares Held	Value at
Fund	of Period	Bought	Sold	End of Period	End of Period

Balanced	—	8,353	(7,306)	1,047	$1,047

Structured Large Cap Growth	—	38,269	(32,794)	5,475	5,475

Structured Large Cap Value	—	26,149	(23,033)	3,116	3,116

Structured Small Cap Equity	—	94,558	(84,841)	9,717	9,717

Structured Small Cap Growth	—	11,944	(9,802)	2,142	2,142

Structured Small Cap Value	—	49,700	(43,559)	6,141	6,141

Structured U.S. Equity	—	7,296	(5,568)	1,728	1,728

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2011 was as follows:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity

Distributions paid from ordinary income	$2,920,238	$6,984,463	$9,536,798	$2,995,203	$—	$679,476	$6,022,799

The tax character of distributions paid during the fiscal year ended October 31, 2010 was as follows:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity

Distributions paid from ordinary income	$4,124,352	$10,264,763	$12,749,465	$5,160,103	$95,037	$1,161,338	$8,196,167

As of October 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity

Undistributed ordinary income — net	$—	$6,310,037	$—	$1,531,963	$—	$—	$4,724,789

Capital loss carryovers:(1)(2)
Expiring 2016	—	(242,849,964)	(207,558,819)	(49,521,182)	(3,583,472)	(20,304,308)	(13,532,334)
Expiring 2017	—	(340,520,322)	(382,249,557)	(163,876,125)	(9,368,246)	(40,600,516)	(197,412,911)
Expiring 2018	(6,866,217)	—	—	—	—	—	—

Total capital loss carryovers	$(6,866,217)	$(583,370,286)	$(589,808,376)	$(213,397,307)	$(12,951,718)	$(60,904,824)	$(210,945,245)

Timing differences (Straddle Loss Deferral)	$(10,766)	$—	$—	$—	$—	$—	$—
Unrealized gains — net	7,390,677	90,697,119	79,011,620	37,959,766	6,973,825	21,003,554	57,954,696

Total accumulated earnings (losses) — net	$513,694	$(486,363,130)	$(510,796,756)	$(173,905,578)	$(5,977,893)	$(39,901,270)	$(148,265,760)

(1)	The Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value and Structured U.S. Equity Funds utilized $6,924,912, $52,226,702, $41,028,111, $85,152,399, $6,207,721, $16,486,908 and $41,136,108 respectively, of capital losses in the current fiscal year.
(2)	Expiration occurs on October 31 of the year indicated. Utilization of these losses may be limited under the Code.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

8. TAX INFORMATION (continued)

As of October 31, 2011, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity

Tax Cost	$120,495,273	$479,251,346	$445,570,122	$144,747,941	$37,225,194	$114,730,586	$303,961,508

Gross unrealized gain	9,669,001	103,013,392	95,798,928	49,503,653	9,291,003	28,123,478	65,271,987
Gross unrealized loss	(2,280,776)	(12,316,273)	(16,787,308)	(11,543,887)	(2,317,178)	(7,119,924)	(7,317,291)

Net unrealized security gain	7,388,225	90,697,119	79,011,620	37,959,766	6,973,825	21,003,554	57,954,696

Net unrealized gain on other investments	2,452	—	—	—	—	—	—

Net unrealized gain	$7,390,677	$90,697,119	$79,011,620	$37,959,766	$6,973,825	$21,003,554	$57,954,696

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences related to the tax treatment of partnership investments and passive foreign investment company investments.
In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards, taxable overdistributions, net operating losses and differences in the tax treatment of passive foreign investment company investments and gain/loss on certain equity investments.

			Undistributed
		Accumulated Net	Net Investment
Fund	Paid-in-Capital	Realized Gain (Loss)	Income (Loss)

Balanced	$(119,657)	$148,817	$(29,160)

Structured Large Cap Growth	112,793	(112,793)	—

Structured Large Cap Value	(101,667)	157,488	(55,821)

Structured Small Cap Equity	(647)	(438,619)	439,266

Structured Small Cap Growth	(166,995)	2,568	164,427

Structured Small Cap Value	(154,677)	28,985	125,692

Structured U.S. Equity	(39,425)	62,847	(23,422)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	977,089	$18,301,461	723,382	$12,532,682
Reinvestment of distributions	130,893	2,444,783	203,113	3,471,414
Shares converted from Class B(a)	19,068	357,220	13,382	233,071
Shares redeemed	(2,107,633)	(39,797,519)	(1,793,287)	(31,033,431)

	(980,583)	(18,694,055)	(853,410)	(14,796,264)

Class B Shares
Shares sold	66,679	1,238,713	59,398	1,014,975
Reinvestment of distributions	5,917	109,541	11,433	193,607
Shares converted to Class A(a)	(19,223)	(357,220)	(13,494)	(233,071)
Shares redeemed	(159,941)	(2,989,824)	(169,133)	(2,894,716)

	(106,568)	(1,998,790)	(111,796)	(1,919,205)

Class C Shares
Shares sold	167,492	3,139,752	95,259	1,632,504
Reinvestment of distributions	5,721	105,680	8,602	145,366
Shares redeemed	(103,947)	(1,939,654)	(113,234)	(1,950,875)

	69,266	1,305,778	(9,373)	(173,005)

Institutional Shares
Shares sold	279,068	5,450,567	22,260	391,287
Reinvestment of distributions	5,943	112,739	5,527	96,000
Shares redeemed	(100,550)	(1,938,916)	(25,261)	(447,241)

	184,461	3,624,390	2,526	40,046

Class IR Shares(b)
Shares sold	10,349	199,753	57	1,000
Reinvestment of distributions	143	2,731	1	8
Shares redeemed	(1,360)	(26,779)	—	—

	9,132	175,705	58	1,008

NET DECREASE	(824,292)	$(15,586,972)	(971,995)	$(16,847,420)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on August 31, 2010.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Large Cap Growth Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,171,459	$63,547,790	2,798,011	$30,429,431
Reinvestment of distributions	128,552	1,528,481	184,731	1,948,917
Shares converted from Class B(a)	100,200	1,225,033	174,259	1,884,224
Shares redeemed	(6,008,242)	(74,779,859)	(8,891,472)	(96,862,815)

	(608,031)	(8,478,555)	(5,734,471)	(62,600,243)

Class B Shares
Shares sold	20,495	236,030	12,811	125,930
Reinvestment of distributions	3,523	38,790	4,153	40,660
Shares converted to Class A(a)	(108,540)	(1,225,033)	(188,381)	(1,884,224)
Shares redeemed	(166,968)	(1,910,769)	(242,911)	(2,420,216)

	(251,490)	(2,860,982)	(414,328)	(4,137,850)

Class C Shares
Shares sold	61,321	698,260	60,617	605,499
Reinvestment of distributions	6,411	70,455	6,742	65,939
Shares redeemed	(217,386)	(2,487,922)	(395,460)	(3,964,253)

	(149,654)	(1,719,207)	(328,101)	(3,292,815)

Institutional Shares
Shares sold	16,722,074	204,119,512	10,565,474	116,160,501
Reinvestment of distributions	430,655	5,253,989	751,352	8,129,624
Shares redeemed	(17,475,558)	(223,640,962)	(33,362,144)	(368,880,774)

	(322,829)	(14,267,461)	(22,045,318)	(244,590,649)

Service Shares
Shares sold	86,260	1,069,002	1,007	10,674
Reinvestment of distributions	68	796	90	939
Shares redeemed	(13,940)	(165,639)	(5,480)	(57,989)

	72,388	904,159	(4,383)	(46,376)

Class IR Shares
Shares sold	2,897	34,044	3	30
Reinvestment of distributions	9	117	10	102
Shares redeemed	(1)	(17)	(3)	(30)

	2,905	34,144	10	102

Class R Shares
Shares sold	693	8,228	5,323	56,985
Reinvestment of distributions	45	532	60	624
Shares redeemed	(3,776)	(45,187)	(3,614)	(38,970)

	(3,038)	(36,427)	1,769	18,639

NET DECREASE	(1,259,749)	$(26,424,329)	(28,524,822)	$(314,649,192)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Large Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,574,688	$56,866,197	4,041,353	$36,711,026
Reinvestment of distributions	200,833	2,044,055	309,442	2,800,643
Shares converted from Class B(a)	11,149	114,593	25,452	234,664
Shares redeemed	(7,536,071)	(77,141,341)	(18,876,203)	(176,247,623)

	(1,749,401)	(18,116,496)	(14,499,956)	(136,501,290)

Class B Shares
Shares sold	8,033	81,320	8,576	74,691
Reinvestment of distributions	1,268	12,665	1,707	15,359
Shares converted to Class A(a)	(11,213)	(114,593)	(25,611)	(234,664)
Shares redeemed	(67,966)	(684,505)	(119,993)	(1,090,882)

	(69,878)	(705,113)	(135,321)	(1,235,496)

Class C Shares
Shares sold	262,559	2,675,408	329,067	2,988,355
Reinvestment of distributions	8,045	80,471	9,206	82,794
Shares redeemed	(361,352)	(3,667,874)	(636,445)	(5,752,314)

	(90,748)	(911,995)	(298,172)	(2,681,165)

Institutional Shares
Shares sold	17,787,522	174,975,317	2,968,508	27,009,702
Reinvestment of distributions	690,184	7,027,231	1,035,159	9,344,308
Shares redeemed	(20,876,911)	(214,956,156)	(50,371,103)	(457,858,563)

	(2,399,205)	(32,953,608)	(46,367,436)	(421,504,553)

Service Shares
Shares sold	288,598	2,991,294	268,076	2,443,517
Reinvestment of distributions	8,886	90,444	8,304	75,551
Shares redeemed	(239,159)	(2,448,951)	(453,444)	(4,220,889)

	58,325	632,787	(177,064)	(1,701,821)

Class IR Shares
Shares sold	5,646	54,568	514	4,672
Reinvestment of distributions	53	525	25	229
Shares redeemed	(772)	(7,070)	(1)	(19)

	4,927	48,023	538	4,882

Class R Shares
Shares sold	2,901	31,381	723	6,553
Reinvestment of distributions	61	626	57	516
Shares redeemed	(6,941)	(65,642)	(174)	(1,644)

	(3,979)	(33,635)	606	5,425

NET DECREASE	(4,249,959)	$(52,040,037)	(61,476,805)	$(563,614,018)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,420,425	$28,274,643	3,453,061	$34,172,335
Reinvestment of distributions	56,590	668,893	114,398	1,020,427
Shares converted from Class B(a)	14,773	176,691	41,313	410,479
Shares redeemed	(6,637,260)	(81,471,268)	(9,480,171)	(93,739,403)

	(4,145,472)	(52,351,041)	(5,871,399)	(58,136,162)

Class B Shares
Shares sold	2,354	26,229	1,902	17,011
Reinvestment of distributions	—	—	355	2,861
Shares converted to Class A(a)	(16,457)	(176,691)	(45,903)	(410,479)
Shares redeemed	(70,706)	(755,930)	(102,599)	(895,756)

	(84,809)	(906,392)	(146,245)	(1,286,363)

Class C Shares
Shares sold	326,166	3,580,701	408,564	3,664,707
Reinvestment of distributions	660	7,047	4,417	35,647
Shares redeemed	(497,454)	(5,307,932)	(482,013)	(4,306,690)

	(170,628)	(1,720,184)	(69,032)	(606,336)

Institutional Shares
Shares sold	1,350,084	17,056,278	2,074,011	21,380,340
Reinvestment of distributions	184,734	2,261,145	436,131	4,029,850
Shares redeemed	(15,873,851)	(200,081,121)	(21,184,599)	(209,809,310)

	(14,339,033)	(180,763,698)	(18,674,457)	(184,399,120)

Service Shares
Shares sold	42,206	515,128	31,307	309,986
Reinvestment of distributions	402	4,710	1,052	9,309
Shares redeemed	(45,237)	(539,699)	(89,682)	(925,634)

	(2,629)	(19,861)	(57,323)	(606,339)

Class IR Shares
Shares sold	442,921	5,707,325	2,807	29,504
Reinvestment of distributions	28	328	32	291
Shares redeemed	(32,809)	(402,474)	(2,497)	(26,502)

	410,140	5,305,179	342	3,293

Class R Shares
Shares sold	10,833	131,027	17,381	166,243
Reinvestment of distributions	87	1,017	16	144
Shares redeemed	(10,586)	(129,527)	(2,941)	(30,999)

	334	2,517	14,456	135,388

NET DECREASE	(18,332,097)	$(230,453,480)	(24,803,658)	$(244,895,639)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Growth Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	228,626	$4,826,159	119,638	$1,981,250
Reinvestment of distributions	—	—	4,387	66,625
Shares converted from Class B(a)	59,313	1,236,375	104,370	1,751,278
Shares redeemed	(333,176)	(7,005,445)	(347,598)	(5,713,818)

	(45,237)	(942,911)	(119,203)	(1,914,665)

Class B Shares
Shares sold	10,682	199,185	7,780	116,868
Shares converted to Class A(a)	(68,874)	(1,236,375)	(120,384)	(1,751,278)
Shares redeemed	(80,532)	(1,469,009)	(103,206)	(1,463,267)

	(138,724)	(2,506,199)	(215,810)	(3,097,677)

Class C Shares
Shares sold	44,332	815,150	45,040	651,084
Shares redeemed	(88,782)	(1,615,191)	(103,243)	(1,505,297)

	(44,450)	(800,041)	(58,203)	(854,213)

Institutional Shares
Shares sold	40,942	956,437	56,483	1,011,926
Reinvestment of distributions	—	—	1,606	26,735
Shares redeemed	(21,884)	(502,885)	(37,853)	(701,936)

	19,058	453,552	20,236	336,725

Class IR Shares
Shares sold	48,863	1,029,008	1	25
Reinvestment of distributions	—	—	3	44
Shares redeemed	(47,609)	(1,058,987)	(1)	(25)

	1,254	(29,979)	3	44

Class R Shares
Shares sold	72	1,504	1,426	22,866
Reinvestment of distributions	—	—	12	185
Shares redeemed	(1,733)	(38,919)	(1,811)	(30,273)

	(1,661)	(37,415)	(373)	(7,222)

NET DECREASE	(209,760)	$(3,862,993)	(373,350)	$(5,537,008)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Small Cap Value Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	261,255	$6,994,852	331,385	$7,529,979
Reinvestment of distributions	22,232	581,502	35,405	704,908
Shares converted from Class B(a)	129,760	3,401,680	415,782	9,307,913
Shares redeemed	(922,202)	(24,576,768)	(1,058,326)	(23,310,286)

	(508,955)	(13,598,734)	(275,754)	(5,767,486)

Class B Shares
Shares sold	8,465	161,701	14,559	224,313
Reinvestment of distributions	1,160	21,735	17,352	243,274
Shares converted to Class A(a)	(185,179)	(3,401,680)	(592,084)	(9,307,913)
Shares redeemed	(220,227)	(4,098,351)	(335,405)	(5,072,723)

	(395,781)	(7,316,595)	(895,578)	(13,913,049)

Class C Shares
Shares sold	58,894	1,246,603	73,651	1,324,365
Reinvestment of distributions	1,167	24,613	8,843	140,159
Shares redeemed	(271,094)	(5,771,021)	(343,099)	(5,918,410)

	(211,033)	(4,499,805)	(260,605)	(4,453,886)

Institutional Shares
Shares sold	45,649	1,508,203	44,990	1,260,487
Reinvestment of distributions	287	9,255	297	7,307
Shares redeemed	(22,040)	(715,375)	(16,494)	(464,071)

	23,896	802,083	28,793	803,723

Class IR Shares
Shares sold	7,735	194,177	754	16,323
Reinvestment of distributions	11	272	4	76
Shares redeemed	(448)	(11,197)	(1)	(19)

	7,298	183,252	757	16,380

Class R Shares
Shares sold	6,430	175,858	2,550	57,894
Reinvestment of distributions	21	543	39	765
Shares redeemed	(3,294)	(82,223)	(1,797)	(40,742)

	3,157	94,178	792	17,917

NET DECREASE	(1,081,418)	$(24,335,621)	(1,401,595)	$(23,296,401)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Notes to Financial Statements (continued)
October 31, 2011

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured U.S. Equity Fund

	For the Fiscal Year Ended		For the Fiscal Year Ended
	October 31, 2011		October 31, 2010

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,727,140	$40,324,090	1,466,589	$30,703,366
Reinvestment of distributions	154,948	3,529,730	223,050	4,579,227
Shares converted from Class B(a)	103,415	2,438,689	203,870	4,312,940
Shares redeemed	(4,011,205)	(96,058,718)	(5,003,628)	(104,863,682)

	(2,025,702)	(49,766,209)	(3,110,119)	(65,268,149)

Class B Shares
Shares sold	12,767	290,454	15,634	311,185
Reinvestment of distributions	3,927	84,033	8,450	162,910
Shares converted to Class A(a)	(110,428)	(2,438,689)	(217,629)	(4,312,940)
Shares redeemed	(219,410)	(4,876,307)	(281,390)	(5,570,825)

	(313,144)	(6,940,509)	(474,935)	(9,409,670)

Class C Shares
Shares sold	162,204	3,551,276	156,263	3,049,334
Reinvestment of distributions	9,199	193,917	16,939	322,173
Shares redeemed	(404,771)	(9,002,344)	(542,358)	(10,602,005)

	(233,368)	(5,257,151)	(369,156)	(7,230,498)

Institutional Shares
Shares sold	774,981	19,248,327	555,725	12,085,256
Reinvestment of distributions	79,450	1,850,388	127,193	2,668,510
Shares redeemed	(4,533,739)	(108,665,711)	(3,250,669)	(68,457,269)

	(3,679,308)	(87,566,996)	(2,567,751)	(53,703,503)

Service Shares
Shares sold	5,091	122,573	8,680	179,470
Reinvestment of distributions	304	6,924	328	6,719
Shares redeemed	(22,751)	(519,342)	(59,461)	(1,240,422)

	(17,356)	(389,845)	(50,453)	(1,054,233)

Class IR Shares
Shares sold	4,742	107,269	1	24
Reinvestment of distributions	6	125	6	126
Shares redeemed	(734)	(16,013)	(1)	(24)

	4,014	91,381	6	126

Class R Shares
Shares sold	196	4,663	231	4,833
Reinvestment of distributions	22	494	40	809
Shares redeemed	(1,192)	(27,964)	(658)	(13,146)

	(974)	(22,807)	(387)	(7,504)

NET DECREASE	(6,265,838)	$(149,852,136)	(6,572,795)	$(136,673,431)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Structured Domestic Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund, Goldman Sachs Structured Large Cap Growth Fund, Goldman Sachs Structured Large Cap Value Fund, Goldman Sachs Structured Small Cap Equity Fund, Goldman Sachs Structured Small Cap Growth Fund, Goldman Sachs Structured Small Cap Value Fund and Goldman Sachs Structured U.S. Equity Fund, (collectively the “Structured Domestic Equity Funds”), Funds of Goldman Sachs Trust, at October 31, 2011, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011, by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
December 21, 2011

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2011 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2011 through October 31, 2011.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Fund				Structured Large Cap Growth Fund				Structured Large Cap Value Fund				Structured Small Cap Equity Fund
				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	5/1/11	10/31/11		10/31/11*	5/1/11	10/31/11		10/31/11*	5/1/11	10/31/11		10/31/11*	5/1/11	10/31/11		10/31/11*
Class A
Actual	$1,000.00	$975.20		$5.25	$1,000.00	$948.80		$4.69	$1,000.00	$920.70		$4.55	$1,000.00	$899.30		$6.02
Hypothetical 5% return	1,000.00	1,019.89	+	5.36	1,000.00	1,020.39	+	4.86	1,000.00	1,020.47	+	4.79	1,000.00	1,018.87	+	6.40

Class B
Actual	1,000.00	971.50		8.96	1,000.00	945.40		8.35	1,000.00	916.60		8.16	1,000.00	895.40		9.59
Hypothetical 5% return	1,000.00	1,016.12	+	9.16	1,000.00	1,016.62	+	8.66	1,000.00	1,016.69	+	8.59	1,000.00	1,015.09	+	10.19

Class C
Actual	1,000.00	971.20		8.97	1,000.00	945.30		8.36	1,000.00	916.60		8.17	1,000.00	895.60		9.59
Hypothetical 5% return	1,000.00	1,016.11	+	9.17	1,000.00	1,016.61	+	8.66	1,000.00	1,016.68	+	8.59	1,000.00	1,015.08	+	10.20

Institutional
Actual	1,000.00	977.00		3.27	1,000.00	950.90		2.72	1,000.00	921.80		2.61	1,000.00	900.80		4.08
Hypothetical 5% return	1,000.00	1,021.90	+	3.34	1,000.00	1,022.41	+	2.82	1,000.00	1,022.49	+	2.75	1,000.00	1,020.91	+	4.34

Service
Actual	N/A	N/A		N/A	1,000.00	948.30		5.19	1,000.00	919.80		5.04	1,000.00	898.40		6.50
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.88	+	5.38	1,000.00	1,019.96	+	5.30	1,000.00	1,018.36	+	6.91

Class IR
Actual	1,000.00	976.20		4.00	1,000.00	950.00		3.54	1,000.00	922.00		3.36	1,000.00	900.20		4.83
Hypothetical 5% return	1,000.00	1,021.15	+	4.10	1,000.00	1,021.58	+	3.67	1,000.00	1,021.71	+	3.54	1,000.00	1,020.12	+	5.14

Class R
Actual	N/A	N/A		N/A	1,000.00	947.50		5.88	1,000.00	919.80		5.75	1,000.00	898.00		7.20
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,019.16	+	6.10	1,000.00	1,019.22	+	6.04	1,000.00	1,017.62	+	7.65

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2011 (Unaudited) (continued)

	Structured Small Cap Growth Fund				Structured Small Cap Value Fund				Structured U.S. Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	5/1/11	10/31/11		10/31/11*	5/1/11	10/31/11		10/31/11*	5/1/11	10/31/11		10/31/11*
Class A
Actual	$1,000.00	$904.50		$6.02	$1,000.00	$904.00		$6.02	$1000.00	$939.80		$4.67
Hypothetical 5% return	1,000.00	1,018.88	+	6.38	1,000.00	1,018.88	+	6.38	1,000.00	1,020.39	+	4.86

Class B
Actual	1,000.00	901.50		9.60	1,000.00	900.60		9.60	1,000.00	936.60		8.32
Hypothetical 5% return	1,000.00	1,015.11	+	10.17	1,000.00	1,015.11	+	10.17	1,000.00	1,016.62	+	8.66

Class C
Actual	1,000.00	900.80		9.60	1,000.00	900.80		9.60	1,000.00	936.40		8.32
Hypothetical 5% return	1,000.00	1,015.10	+	10.18	1,000.00	1,015.10	+	10.18	1,000.00	1,016.61	+	8.66

Institutional
Actual	1,000.00	906.20		4.10	1,000.00	906.00		4.11	1,000.00	941.20		2.70
Hypothetical 5% return	1,000.00	1,020.90	+	4.35	1,000.00	1,020.90	+	4.35	1,000.00	1,022.42	+	2.81

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	939.70		5.15
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.89	+	5.37

Class IR
Actual	1,000.00	906.00		4.79	1,000.00	905.30		4.85	1,000.00	941.00		3.50
Hypothetical 5% return	1,000.00	1,020.18	+	5.07	1,000.00	1,020.11	+	5.14	1,000.00	1,021.60	+	3.65

Class R
Actual	1,000.00	903.10		7.10	1,000.00	902.90		7.22	1,000.00	938.60		5.86
Hypothetical 5% return	1,000.00	1,017.74	+	7.53	1,000.00	1,017.62	+	7.65	1,000.00	1,019.16	+	6.11

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2011. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Balanced	1.05%	1.80%	1.80%	0.66%	N/A	0.80%	N/A
Structured Large Cap Growth	0.95	1.70	1.70	0.55	1.06%	0.72	1.20%
Structured Large Cap Value	0.94	1.69	1.69	0.54	1.04	0.69	1.19
Structured Small Cap Equity	1.26	2.01	2.01	0.85	1.36	1.01	1.50
Structured Small Cap Growth	1.25	2.00	2.00	0.85	N/A	1.00	1.48
Structured Small Cap Value	1.25	2.00	2.00	0.85	N/A	1.01	1.50
Structured U.S. Equity	0.95	1.70	1.70	0.55	1.05	0.72	1.20

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Balanced, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured Small Cap Equity, Goldman Sachs Structured Small Cap Growth, Goldman Sachs Structured Small Cap Value and Goldman Sachs Structured U.S. Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.
The Management Agreement was most recently approved for continuation until June 30, 2012 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 15-16, 2011 (the “Annual Meeting”).
The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;

(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, and a comparable institutional composite managed by the Investment Adviser (in the case of Structured Large Cap Growth Fund), and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(d)	expense information for the Funds, including:

(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive management fees and reimburse certain expenses of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio brokerage, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.
The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity and Structured U.S. Equity Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.
The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various portfolio management teams that had occurred in recent periods, the potential benefit to the Funds of recent increases in headcount at the Investment Adviser and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser had committed substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance
The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to the performance of other comparable SEC-registered funds using rankings and ratings compiled by the Outside Data Provider as of December 31, 2010, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data provider. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark(s). In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions (and with respect to the Balanced Fund’s fixed income portion, its credit and duration parameters). The Trustees also received information comparing the Structured Large Cap Growth Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser. The Trustees considered whether each Fund had operated within its investment policies and had complied with its investment limitations.
In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.
The Independent Trustees noted that for the one-year period ended May 31, 2011, each of the Funds had ranked in the top half of its respective peer group, with the Balanced, Structured U.S. Equity, Structured Large Cap Value and Structured Small Cap Value Funds outperforming their respective benchmark indices during the one-year period ended May 31, 2011. The Independent Trustees observed that several of the Funds had performance that was in the bottom half of their respective peer groups for multiple time periods of greater than one year. The Independent Trustees also noted that in response to market turmoil in 2009, the Investment Adviser had implemented measures intended to improve Fund performance, including adjusting the Quantitative Investment Strategies (“QIS”) team’s investment process used to manage the Funds (which among other things included changes in trading strategies and enhancements to the models) and making certain changes to the QIS team’s personnel, and that the changes seemed to have had a positive effect on performance. They recognized that despite some recent turnover in senior personnel on the QIS team, the team was dedicated to both retaining talent and attracting high quality new talent. The Independent Trustees also noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Funds’ performance.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information
The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (four-year, in the case of Structured Small Cap Value and Structured Small Cap Growth Funds) history comparing each Fund’s expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group median. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.
In addition, the Trustees considered the Investment Adviser’s undertakings to limit the Funds’ “other expenses” ratios (excluding certain expenses) to certain specified levels and to waive a portion of the management fee payable by each Fund. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.
In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Profitability
The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2010 and 2009, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability and the rationale for the Funds’ breakpoint structure. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

		Structured	Structured	Structured	Structured	Structured
		Large Cap	Large Cap	Small Cap	Small Cap	Small Cap	Structured
Average Daily	Balanced	Growth	Value	Equity	Growth	Value	U.S. Equity
Net Assets	Fund	Fund	Fund	Fund	Fund	Fund	Fund

First $1 billion	0.65%	0.65%	0.60%	0.85%	0.85%	0.85%	0.65%
Next $1 billion	0.59	0.59	0.54	0.85	0.85	0.85	0.59
Next $3 billion	0.56	0.56	0.51	0.77	0.77	0.77	0.56
Next $3 billion	0.55	0.55	0.50	0.73	0.73	0.73	0.55
Over $8 billion	0.54	0.54	0.49	0.72	0.72	0.72	0.54

The Trustees noted that the breakpoints at the $5 and $8 billion asset levels had been proposed by the Investment Adviser and approved by the Trustees in 2008 to further share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertakings to limit the Funds’ management fees and “other expenses” ratios (excluding certain expenses) to certain amounts. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates
The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the portfolio in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders
The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages gained from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary databases); and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion
In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2012.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 69	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	102	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired (since 2010). He is a Director, Avista Corp. (2011-Present); and was formerly Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	102	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 70	Trustee	Since 2003	Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Diana M. Daniels Age: 62	Trustee	Since 2007	Ms. Daniels is retired (since 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees of Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired (since 2008). Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Jessica Palmer Age: 62	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

Richard P. Strubel Age: 72	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	102	The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	102	None

Alan A. Shuch* Age: 61	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	102	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of October 31, 2011.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of October 31, 2011, the Trust consisted of 85 portfolios (83 of which currently offer shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which currently offer shares to the public) and the Goldman Sachs Municipal Opportunity Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS STRUCTURED DOMESTIC EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 43	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2011.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Structured Domestic Equity Funds — Tax Information (Unaudited)

For the fiscal year ended October 31, 2011, 86.43%, 100%, 100%, 100%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, and Structured U.S. Equity Funds, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended October 31, 2011, 59.36%, 100%, 100%, 100%, 100%, 100% and 100% of the dividends paid from net investment company taxable income by the Balanced, Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, and Structured U.S. Equity Funds, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $699.7 billion in assets under management as of September 30, 2011, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund[3]
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[4]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
Total Portfolio Solutions[4]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates.

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions & Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund was renamed the Goldman Sachs Flexible Cap Growth Fund.
[4]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2011 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2011 Goldman Sachs. All rights reserved. 64986.MF.MED.TMPL/12/2011 STDOMAR11 / 65.6K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2011	2010	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,372,012	$1,967,675	Financial Statement audits.

Audit-Related Fees:

• PwC	$36,000	$112,017	Other attest services.

Tax Fees:

• PwC	$764,696	$773,417	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns. For 2010, $28,275 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2011	2010	Description of Services Rendered
Audit-Related Fees:

• PwC	$852,000	$1,312,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the years ended October 31, 2011 and October 31, 2010 were approximately $800,696 and $885,434 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2010 and December 31, 2009 were approximately $10.3 million and $6.4 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2010 and 2009 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 29, 2011

By:	/s/ George F. Travers

George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	December 29, 2011